------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 12, 2001


    GREENWICH CAPITAL ACCEPTANCE, INC. (as depositor under the Pooling and
     Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the HarborView Mortgage Loan Trust 2001-1 Mortgage Loan
                   Pass-Through Certificates, Series 2001-1)


                      Greenwich Capital Acceptance, Inc.
                      ----------------------------------
            (Exact Name of Registrant as Specified in its Charter)



    Delaware                           333-50248             06-1199884
    --------------------------------------------------------------------------
    (State or Other Jurisdiction      (Commission          (I.R.S. Employer
    of Incorporation)                 File Number)        Identification No.)

    600 Steamboat Road
    Greenwich, Connecticut                                               06830
    --------------------------------------------------------------------------
    (Address of Principal                                           (Zip Code)
    Executive Offices)

      Registrant's telephone number, including area code: (203) 622-2700

                                   No Change
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
     ------  ------------

     On February 27, 2001, in connection with the offering of HarborView Mortgage Loan Trust 2001-1 Mortgage Loan Pass-Through Certificates, Series 2001-1, the HarborView Mortgage Loan Trust 2001-1 (the "Trust") issued the Class A-1, Class A-2, Class A-3, Class X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates pursuant to a Prospectus dated February 15, 2001 and a Prospectus dated February 22, 2001. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2001, by and among Greenwich Capital Acceptance, Inc., as depositor ("GCA"), Greenwich Financial Products, Inc., as seller ("GCFP"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), and attached hereto, with exhibits but without Schedule I, as Exhibit 99.1.

     Pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2001 (the "Purchase Agreement"), between GCFP, as seller, and GCA, as purchaser attached hereto as Exhibit 99.2, GCA purchased (the "Certificates") mortgage loans subsequently sold by GCA to the Trust. The Purchase Agreement sets forth representations and warranties made by GCFP to GCA in respect of the mortgage loans, the benefit of which were assigned by GCA to the Trust.

     Certain of the Mortgage Loans securing the Certificates will be serviced by Merrill Lynch Credit Corporation ("MLCC") and Cendant Mortgage Corporation ("CMC") in accordance with the terms of a Master Servicing Agreement, dated May 13, 1997, as amended December 30, 1998 (the "Servicing Agreement"), between GCFP and MLCC, which was assigned to the Trust pursuant to the Assignment, Assumption and Recognition Agreement, dated February 27, 2001, among GCFP, MLCC, CMC and the Trustee (the "Assignment Agreement"). The Assignment Agreement, with a copy of the Servicing Agreement attached as an exhibit thereto, is attached hereto as Exhibit 99.3.

     Certain of the Mortgage Loans securing the Certificates will be serviced by Bank of America, N.A. ("Bank of America") in accordance with the terms of the Mortgage Loan Sale and Servicing Agreement, dated January 22, 2001 (the "Sale and Servicing Agreement"), between GCFP and Bank of America, which was assigned to the Trust pursuant to the Assignment, Assumption and Recognition Agreement, dated February 27, 2001, among GCFP, Bank of America and the Trustee (the "Assignment Agreement"). The Assignment Agreement, with a copy of the Sale and Servicing Agreement attached as an exhibit thereto, is attached hereto as Exhibit 99.4

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits.

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits:

                  99.1 Pooling and Servicing Agreement, dated as of February 1, 2001, with exhibits but without Scheudle I, by and among GCA, GCFP and the Trustee.

                  99.2 The Purchase Agreement, dated as of February 1, 2001, by and between GCA and GCFP.

                  99.3 The Assignment Agreement, dated February 27, 2001, by and among GCFP, MLCC, CMC and the Trustee.

                  99.4 The Assignment Agreement, dated February 27, 2001, by and among GCFP, Bank of America and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENWICH CAPITAL ACCEPTANCE, INC.



                                        By: /s/ Frank Skibo
                                            --------------------------------
                                            Name:  Frank Skibo
                                            Title: Vice President



Dated:  March 12, 2001

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                                 Description
-----------                                 -----------


99.1 The Pooling and Servicing Agreement, dated as of February 1, 2001, with exhibits but without Schedule I, by and among GCA, GCFP and the Trustee.

99.2 The Purchase Agreement, dated as of February 1, 2001, by and between GCA and GCFP.

99.3 The Assignment Agreement, dated February 27, 2001, by and among GCFP, MLCC, CMC and the Trustee.

99.4 The Assignment, Assumption and Recognition Agreement, dated February 27, 2001, by and among GCFP, Bank of America and the Trustee.

                                                                  EXHIBIT 99.1

                                                                EXECUTION COPY





==============================================================================



                      GREENWICH CAPITAL ACCEPTANCE, INC.,
                                   Depositor


                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                    Seller


                                      and


                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                    Trustee


                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 2001



                      ----------------------------------



                     HarborView Mortgage Loan Trust 2001-1


            Mortgage Loan Pass-Through Certificates, Series 2001-1



==============================================================================


                                                  Table of Contents

                                                                                                     Page
                                                                                                     ----

                                                      ARTICLE I
                                                     DEFINITIONS

SECTION 1.01.         Defined Terms...............................................................................4
SECTION 1.02.         Accounting.................................................................................38

                                                     ARTICLE II
                           CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.         Conveyance of Mortgage Loans...............................................................38
SECTION 2.02.         Acceptance by Trustee......................................................................40
SECTION 2.03.         Repurchase or Substitution of Mortgage Loans by the Seller.................................42
SECTION 2.04.         Representations and Warranties of the Seller with Respect to the Mortgage Loans............45
SECTION 2.05.         [Reserved].................................................................................46
SECTION 2.06.         Representations and Warranties of the Depositor............................................46
SECTION 2.07.         Issuance of Certificates...................................................................47
SECTION 2.08.         Representations and Warranties of the Seller...............................................47
SECTION 2.09.         Covenants of the Seller....................................................................49

                                                     ARTICLE III


                                                     ARTICLE III
                                 ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

SECTION 3.01.         Power and Authority of the Servicers.......................................................50
SECTION 3.02.         No Contractual Relationship Between Sub-Servicers and the Trustee or
                      Certificateholders.........................................................................50
SECTION 3.03.         Assumption or Termination of Sub-Servicing Agreements by Trustee...........................50
SECTION 3.04.         Distribution Account.......................................................................51
SECTION 3.05.         Withdrawals from the Collection Accounts and Distribution Account..........................51
SECTION 3.06.         Investment of Funds........................................................................52
SECTION 3.07.         Collection Account Statements..............................................................52
SECTION 3.08.         Filing of Reports by Trustee...............................................................52

                                                     ARTICLE IV
                                                    FLOW OF FUNDS

SECTION 4.01.         Distributions..............................................................................53
SECTION 4.02.         [Reserved].................................................................................56
SECTION 4.03.         Allocation of Realized Losses..............................................................56
SECTION 4.04.         Statements.................................................................................57

                                                      ARTICLE V
                                                  THE CERTIFICATES

SECTION 5.01.         The Certificates...........................................................................61
SECTION 5.02.         Registration of Transfer and Exchange of Certificates......................................62
SECTION 5.03.         Mutilated, Destroyed, Lost or Stolen Certificates..........................................67
SECTION 5.04.         Persons Deemed Owners......................................................................67
SECTION 5.05.         Appointment of Paying Agent................................................................67

                                                     ARTICLE VI
                               THE SELLER AND THE DEPOSITOR; RESIGNATION OF SERVICERS

SECTION 6.01.         Liability of the Seller and the Depositor..................................................68
SECTION 6.02.         Merger or  Consolidation  of, or Assumption of the Obligations of, the Seller or the
                      Depositor..................................................................................68
SECTION 6.03.         [Reserved].................................................................................68
SECTION 6.04.         Resignation of Servicers...................................................................68

                                                     ARTICLE VII
                                                       DEFAULT

SECTION 7.01.         Servicer Events of Termination.............................................................69
SECTION 7.02.         Trustee to Act.............................................................................69
SECTION 7.03.         Waiver of Servicer Events of Termination...................................................70
SECTION 7.04.         Notification to Certificateholders.........................................................70

                                                    ARTICLE VIII
                                                     THE TRUSTEE

SECTION 8.01.         Duties of Trustee..........................................................................71
SECTION 8.02.         Certain Matters Affecting the Trustee......................................................72
SECTION 8.03.         Trustee Not Liable for Certificates, Mortgage Loans or Additional Collateral...............74
SECTION 8.04.         Trustee May Own Certificates...............................................................75
SECTION 8.05.         Trustee's Fees and Expenses................................................................75
SECTION 8.06.         Eligibility Requirements for Trustee.......................................................75
SECTION 8.07.         Resignation or Removal of Trustee..........................................................76
SECTION 8.08.         Successor Trustee..........................................................................76
SECTION 8.09.         Merger or Consolidation of Trustee.........................................................77
SECTION 8.10.         Appointment of Co-Trustee or Separate Trustee..............................................77
SECTION 8.11.         Limitation of Liability....................................................................78
SECTION 8.12.         Trustee May Enforce Claims Without Possession of Certificates..............................79
SECTION 8.13.         Suits for Enforcement......................................................................79
SECTION 8.14.         Waiver of Bond Requirement.................................................................79
SECTION 8.15.         Waiver of Inventory, Accounting and Appraisal Requirement..................................79
SECTION 8.16.         Appointment of Custodians..................................................................80
SECTION 8.17.         Call Options...............................................................................80

                                                     ARTICLE IX
                                                REMIC ADMINISTRATION

SECTION 9.01.         REMIC Administration.......................................................................81
SECTION 9.02.         Prohibited Transactions and Activities.....................................................83

                                                      ARTICLE X
                                                     TERMINATION

SECTION 10.01.        Termination................................................................................83
SECTION 10.02.        Additional Termination Requirements........................................................85

                                                     ARTICLE XI
                                                     [RESERVED]


                                                     ARTICLE XII
                                              MISCELLANEOUS PROVISIONS

SECTION 12.01.        Amendment..................................................................................86
SECTION 12.02.        Recordation of Agreement; Counterparts.....................................................87
SECTION 12.03.        Limitation on Rights of Certificateholders.................................................87
SECTION 12.04.        Governing Law; Jurisdiction................................................................88
SECTION 12.05.        Notices....................................................................................88
SECTION 12.06.        Severability of Provisions.................................................................89
SECTION 12.07.        Article and Section References.............................................................89
SECTION 12.08.        Notice to the Rating Agencies..............................................................89
SECTION 12.09.        Further Assurances.........................................................................90
SECTION 12.10.        Benefits of Agreement......................................................................90
SECTION 12.11.        Acts of Certificateholders.................................................................90


         EXHIBITS AND SCHEDULES:
         ----------------------

Exhibit A         Form of Senior Certificates (other than the Class A-R Certificate) ........................A-1
Exhibit B         Form of Class A-R Certificate..............................................................B-1
Exhibit C         Form of Subordinate Certificates...........................................................C-1
Exhibit D         Form of Class X Certificates...............................................................D-1
Exhibit E         Form of Reverse of Certificates............................................................E-1
Exhibit F         Request for Release........................................................................F-1
Exhibit G-1       Form of Trustee's Initial Certification..................................................G-1-1
Exhibit G-2       Form of Trustee's Final Certification....................................................G-2-1
Exhibit G-3       Form of Receipt of Mortgage Note.........................................................G-3-1
Exhibit H         Form of Lost Note Affidavit................................................................H-1
Exhibit I         Form of ERISA Representation...............................................................I-1
Exhibit J         Form of Investment Letter..................................................................J-1
Exhibit K         Form of Transferor Certificate.............................................................K-1
Exhibit L         Form of Class A-R Certificate Transfer Affidavit...........................................L-1

Schedule I        Mortgage Loan Schedule
Schedule II       Representations and Warranties


     This Pooling and Servicing Agreement is dated as of February 1, 2001 (the "Agreement"), among GREENWICH CAPITAL ACCEPTANCE, INC., as depositor (the "Depositor"), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as seller (the "Seller") and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as trustee (the "Trustee").

                            PRELIMINARY STATEMENT:

     The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of eleven classes of certificates, designated as (i) the Class A-1 Certificates, (ii) the Class A-2 Certificates, (iii) the Class A-3 Certificates, (iv) the Class X Certificates,
(v) the Class A-R Certificate, (vi) the Class B-1 Certificates, (vii) the Class B-2 Certificates, (viii) the Class B-3 Certificates, (ix) the Class B-4 Certificates, (x) the Class B-5 Certificates and (xi) the Class B-6 Certificates.

     For federal income tax purposes, the Trust Fund (exclusive of the Additional Collateral, the Call Options and the rights associated therewith) will consist of two REMICs, the Lower Tier REMIC and the Upper Tier REMIC. The "Lower Tier REMIC" will consist of all of the assets constituting the Trust Fund (exclusive of the Additional Collateral, the Call Options and the rights associated therewith) and will be evidenced by the "Lower Tier REMIC Regular Interests" (which will be uncertificated and will represent the "regular interests" in the Lower Tier REMIC) and the R-1 Interest as the single "residual interest" in the Lower Tier REMIC. The Trustee will hold the Lower Tier REMIC Regular Interests. On each Distribution Date, following the allocation of Realized Losses and payments of principal, each Lower Tier REMIC Interest will have a principal balance equal to that of its Upper Tier REMIC Corresponding Class. All interests created hereby will be retired on or before the Latest Possible Maturity Date.

     The "Upper Tier REMIC" will consist of the Lower Tier REMIC Regular Interests and will be evidenced by the Regular Certificates (which will represent the "regular interests" in the Upper Tier REMIC) and the R-2 Interest as the single "residual interest" in the Upper Tier REMIC. The Class A-R Certificate will represent beneficial ownership of the R-1 Interest and the R-2 Interest. All REMIC regular and residual interests created hereby will be retired on or before the Latest Possible Maturity Date. In addition to evidencing a REMIC Regular Interest, each of the Class A-1, Class A-2 and Class A-3 Certificates will represent the related Call Option and the rights and obligations associated therewith, which shall constitute neither rights nor obligations of any REMIC created hereunder.

     The following table irrevocably sets forth the designation, the Uncertificated Lower Tier REMIC Pass-Through Rate, the initial Uncertificated Principal Balance, the Upper Tier REMIC Corresponding Class and the allocation of principal and interest for each of the Lower Tier REMIC Regular Interests. None of the Lower Tier REMIC Regular Interests will be certificated.


=================== ====================== =================== ================== ==================== ====================

                          Initial           Uncertificated      Allocation of        Allocation of      Upper Tier REMIC
                          --------          ---------------     --------------       --------------     ----------------
   Designation         Uncertificated      Lower Tier REMIC        Principal           Interest        Corresponding Class
   -----------         --------------      -----------------       ---------           --------        -------------------
                      Principal Balance    Pass-Through Rate
                      -----------------    -----------------
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-A-1               $92,467,000             (1)           Class A-1          Class A-1, X                A-1
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-A-2               $63,810,000             (1)           Class A-2          Class A-2, X                A-2
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-A-3              $103,000,000             (1)           Class A-3          Class A-3, X                A-3
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-B-1                $4,444,000             (1)           Class B-1          Class B-1, X                B-1
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-B-2                $2,289,000             (1)           Class B-2          Class B-2, X                B-2
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-B-3                $1,077,000             (1)           Class B-3          Class B-3, X                B-3
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-B-4                  $942,000             (1)           Class B-4          Class B-4, X                B-4
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-B-5                  $673,000             (1)           Class B-5          Class B-5, X                B-5
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class L-B-6                  $677,386.71          (1)           Class B-6          Class B-6, X                B-6
------------------- ---------------------- ------------------- ------------------ -------------------- --------------------

Class R-1                      $100               (1)           N/A                N/A                         N/A
=================== ====================== =================== ================== ==================== ====================


     (1) Calculated pursuant to the definition of "Net WAC".

     The following table sets forth (or describes) the Upper Tier REMIC Class designation, Pass-Through Rate, Original Class Certificate Principal Balance or Original Class Certificate Notional Balance and Assumed Final Distribution Date for each Class of Certificates comprising the interests in the Upper Tier REMIC created hereunder each of which, except for the Class A-R Certificate, is hereby designated a REMIC regular interest for federal income tax purposes:


======================= ============================== ================================= ============================

                               Original Class
                               --------------
                            Certificate Principal                Pass-Through                   Assumed Final
                            ---------------------                ------------                   ---------------
        Class                      Balance                           Rate                     Distribution Date
        -----                      -------                           ----                     -----------------
----------------------- ------------------------------ --------------------------------- ----------------------------

Class A-1                          $92,467,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class A-2                          $63,810,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class A-3                         $103,000,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class X                                  (2)                         (2)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class A-R                                 $100                       (3)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class B-1                           $4,444,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class B-2                           $2,289,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class B-3                           $1,077,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class B-4                             $942,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class B-5                             $673,000                       (1)                      February 19, 2031
----------------------- ------------------------------ --------------------------------- ----------------------------

Class B-6                             $677,386.71                    (1)                      February 19, 2031
======================= ============================== ================================= ============================

     (1)  Calculated pursuant to the definition of "Senior/Subordinated Certificate Pass-Through Rate".
     (2)  The Class X  Certificates  will have no  principal  balance and will bear interest calculated pursuant to the definition of "Class X Certificate Pass-Through Rate" on the Class Certificate
          Notional Balance thereof. Each will bear interest at its Class X Certificate Pass-Through Rate on its Certificate Notional Balance.
     (3)  The Class A-R Certificates represent ownership of the R-1 Interest and the R-2 Interest. The
          R-1 Interest will have a principal balance and Pass-Through Rate as provided on page 2. The
          R-2 Interest will have a principal balance of $0 and will not be entitled to any distributions of interest.


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Defined Terms.

     Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. All calculations of interest described herein shall be made on the basis of an assumed 360-day year consisting of twelve 30-day months.

     "1933 Act": The Securities Act of 1933, as amended.

     "Account": Either a Collection Account or the Distribution Account.

     "Accrual Period": With respect to each Distribution Date and any Class of Certificates, the calendar month prior to the month of that Distribution Date, calculated on the basis of an assumed 360-day year consisting of twelve 30-day months.

     "Additional Collateral": With respect to any 9SM) Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100(SM) Pledge Agreement, and with respect to any Parent Power(R) Mortgage Loan, the related Parent Power(R) Agreement.

     "Additional Collateral Mortgage Loan": Each MLCC Originated Loan that is either a Mortgage 100(SM) Loan or Parent Power(R) Mortgage Loan and as to which the Additional Collateral is still required to be provided as set forth in the related Mortgage 100(SM) Pledge Agreement or Parent Power(R) Agreement.

     "Additional Collateral Mortgage Loan Liquidation Shortfall": The amount, if any, by which the then outstanding principal balance of a defaulted Additional Collateral Mortgage Loan exceeds the Net Liquidation Proceeds (including those from the related Additional Collateral) allocable to principal realized with respect to such Mortgage Loan.

     "Adjusted Loan Rate": As to any Mortgage Loan and any date, the per annum rate equal to the related Loan Rate less the Servicing Fee Rate.

     "Adjustment Date": With respect to each Mortgage Loan, each adjustment date on which the related Loan Rate changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-Off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

     "Advance": As to any Mortgage Loan or REO Property, any advance made by the related Servicer in respect of any Distribution Date pursuant to applicable provisions of the related Servicing Contract.

     "Adverse REMIC Event": As defined in Section 9.01(f) hereof.

     "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Agreement": This Pooling and Servicing Agreement, dated as of February 1, 2001, as amended, supplemented and otherwise modified from time to time.

     "Aggregate Senior Percentage": As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Principal Balances of the Classes of Senior Certificates and the denominator of which is the Pool Balance for such Distribution Date, but in no event greater than 100%.

     "Aggregate Subordinate Percentage": As to any Distribution Date, the difference between 100% and the Aggregate Senior Percentage for such Distribution Date, but in no event less than zero.

     "Applicable Credit Support Percentage": As defined in Section 4.01(e).

     "Assignment": As to any Mortgage, an assignment of mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient, under the laws of the jurisdiction in which the related Mortgaged Property is located, to reflect or record the sale of such Mortgage.

     "Assumed Final Distribution Date": As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

     "Available Funds": As to any Distribution Date, an amount equal to (i) the sum of (a) the aggregate of the Monthly Payments received on or prior to the related Determination Date (excluding Monthly Payments due in future Due Periods but received by the related Determination Date), (b) Net Liquidation Proceeds, Insurance Proceeds, Principal Prepayments and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans received during the related Prepayment Period, (c) the aggregate of any amounts received in respect of REO Properties withdrawn from the REO Accounts and deposited in the Collection Accounts for such Distribution Date, (d) the aggregate of any amounts of Compensating Interest deposited in the Collection Accounts by the Servicers for that Distribution Date, (e) the aggregate of the Purchase Prices and Substitution Adjustments deposited in the Collection Accounts during the related Prepayment Period, (f) the aggregate of any Advances made by the Servicers for that Distribution Date, (g) the aggregate of any advances made by the Trustee for that Distribution Date pursuant to
Section 7.02 hereof and (h) the Termination Price on the Distribution Date on which the Trust is terminated; minus (ii) the sum of (x) the amount payable to the Trustee pursuant to Section 8.05 and amounts payable to the Servicers pursuant to the Servicing Contracts and (y) amounts deposited in the Collection Accounts or the Distribution Account, as the case may be, in error.

     "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

     "Bankruptcy Coverage Termination Date": The date on which the Bankruptcy Loss Coverage Amount is reduced to zero.

     "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the related Servicer has notified the Trustee in writing pursuant to the related Servicing Contract that such Servicer is pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of the Mortgage Loan are being advanced on a current basis by such Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

     "Bankruptcy Loss Coverage Amount": As of any Determination Date, the Initial Bankruptcy Loss Coverage Amount as reduced by the aggregate amount of Bankruptcy Losses allocated to the Certificates since the Cut-Off Date; provided, however, that the Bankruptcy Loss Coverage Amount may also be reduced pursuant to a letter from each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned by such Rating Agency to the Classes of Senior Certificates.

     "Base Value": With respect to any Mortgage Loan for which Additional Collateral has been pledged, the value of the Additional Collateral as determined with respect to that Mortgage Loan in accordance with the applicable underwriting guidelines which, in the case of an MLCC Originated Loan, are the underwriting guidelines of MLCC.

     "Bank of America": Bank of America, N.A., a national banking association, and its successors and assigns.

     "Bank of America Loans": The Mortgage Loans identified in the Mortgage Loan Schedule as being serviced by Bank of America.

     "Bank of America Originated Loans": The Mortgage Loans identified in the Mortgage Loan Schedule as having been originated by Bank of America.

     "Bank of America Servicing Contract": That certain Mortgage Loan Sale and Servicing Agreement, dated January 22, 2001, by and between the Seller and Bank of America, pursuant to which Bank of America shall service the Bank of America Loans; provided, however, that, pursuant to the Assignment, Assumption and Recognition Agreement, dated as of February 1, 2001, by which the Seller assigned its rights and obligations under the Bank of America Servicing Contract to the Trust, the Trustee shall be recognized as the "Purchaser" as that term is defined in the Bank of America Servicing Contract.

     "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, all Classes of the Certificates other than the Physical Certificates shall be Book-Entry Certificates.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the State of California, the State of New York or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

     "Call Option": The Senior Call Option with respect to all, but no less than all, of the Class A-1 Certificates, all, but no less than all, of the Class A-2 Certificates and/or all, but no less than all, of the Class A-3 Certificates, as applicable.

     "Call Option Date": The Distribution Date in May 2005.

     "Call Option Period": The five (5) Business Day period ending at 5:00 p.m. New York City time on the Distribution Date in March 2005.

     "Call Option Purchase Price": With respect to any Class A-1, Class A-2 or Class A-3 Certificate for which the Senior Call Option Holder has exercised the related Call Option, the sum of (i) 100% of the outstanding Certificate Principal Balance of such Certificate on the Call Option Date (after giving effect to any principal distributions otherwise made on such date) plus (ii) accrued and unpaid interest thereon at the applicable Pass-Through Rate due on the Call Option Date (after giving effect to any interest distributions otherwise made on such date).

     "Cendant": Cendant Mortgage Corporation, a New Jersey corporation, and its successors and assigns.

     "Cendant Loans": The Mortgage Loans identified in the Mortgage Loan Schedule as being serviced by Cendant (pursuant to the MLCC Servicing Contract); provided, however, that on or about March 1, 2001 and thereafter, the Cendant Loans shall include the Servicing Transferred Loans.

     "Certificate": Any Regular Certificate or Class A-R Certificate.

     "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of the Class A-R Certificate for any purpose hereof.

     "Certificate Guaranty Surety Bond": With respect to the MLCC Originated Loans that are Additional Collateral Mortgage Loans, the Limited Purpose Surety Bond No. AB0039BE dated February 28, 1996 issued by the Surety.

     "Certificate Notional Balance": With respect to a Class X Certificate and any date of determination, the product of (i) the Percentage Interest represented by such Class X Certificate and (ii) the Class Certificate Notional Balance of such Class X Certificate.

     "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

     "Certificate Principal Balance": As to any Distribution Date, with respect to each Certificate of a given Class other than the Class X Certificates, the Class Certificate Principal Balance of such Class multiplied by the applicable Percentage Interest of such Certificate.

     "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02 hereof.

     "Class": Collectively, Certificates that have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

     "Class A-1 Certificate": Any of the Class A-1 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class A-2 Certificate": Any of the Class A-2 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class A-3 Certificate": Any of the Class A-3 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class A-R Certificate": The Class A-R Certificate as designated on the face thereof executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit B, evidencing the ownership of the sole class of "residual interests" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class A-R Certificate Pass-Through Rate": As to any Distribution Date, with respect to the Class A-R Certificate, the Net WAC of all Mortgage Loans for such Distribution Date provided, however, that for the first Distribution Date, the Class A-R Certificate Pass-Through Rate shall be 7.29553%.

     "Class B-1 Certificate": Any of the Class B-1 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class B-2 Certificate": Any of the Class B-2 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class B-3 Certificate": Any of the Class B-3 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class B-4 Certificate": Any of the Class B-4 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class B-5 Certificate": Any of the Class B-5 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class B-6 Certificate": Any of the Class B-6 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a "regular interest" in the Upper Tier REMIC and representing the right to distributions as set forth herein and therein.

     "Class Certificate Principal Balance": As to any Distribution Date, with respect to any Class of Certificates other than the Class X Certificates, the Original Class Certificate Principal Balance as reduced by the sum of (x) all amounts actually distributed in respect of principal of that Class on all prior Distribution Dates and (y) all Realized Losses, Bankruptcy Losses, Special Hazard Losses, Fraud Losses and Excess Losses, if any, actually allocated to that Class on all prior Distribution Dates.

     "Class Certificate Notional Balance": As of any Distribution Date, with respect to the Class X Certificates, an amount equal to the Pool Balance for such Distribution Date.

     "Class Subordination Percentage": With respect to each Class of Subordinate Certificates and any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Certificate Principal Balance of such Class immediately before such Distribution Date and the denominator of which is the aggregate of the Class Certificate Principal Balances of all Classes of Certificates immediately before such Distribution Date.

     "Class X Certificate": Any one of the Class X Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit D, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and therein.

     "Class X Certificate Pass-Through Rate": With respect to the Class X Certificates and any Distribution Date, the Net WAC of all the Mortgage Loans for such Distribution Date minus the weighted average of the Pass-Through Rates of all Classes of Certificates other than the Class X Certificates for such Distribution Date, weighted on the basis of their respective Class Certificate Principal Balances; provided, however, that the Class X Certificate Pass-Through Rate for the first Distribution Date shall be 1.15751%. Solely for federal income tax purposes, thc Class X Certificates shall be deemed to have a Pass-Through Rate equal to (a) with respect to any Distribution Date on or prior to the Distribution Date in May 2005, a per annum rate equal to the excess, if any, of (i) the Net WAC of all the Mortgage Loans for such Distribution Date over (ii) the weighted average of the pass-through rates of the Lower Tier REMIC Regular Interests (subject to a cap equal to the Pass-Through Rates applicable to the respective Upper Tier REMIC Corresponding Classes) weighted according to the respective principal balances of the Lower Tier REMIC Regular Interests for such Distribution Date; and (b) with respect to any Distribution Date after the Distribution Date in May 2005, a per annum rate equal to the excess, if any, of (i) the Net WAC of all the Mortgage Loans for such Distribution Date over (ii) the Scheduled Net WAC of all the Mortgage Loans for such Distribution Date.

     "Close of Business": As used herein, with respect to any Business Day and location, 5:00 p.m. at such location.

     "Closing Date": February 27, 2001.

     "Code": The Internal Revenue Code of 1986, as amended.

     "Collection Account": The account or accounts created and maintained by a Servicer pursuant to the related Servicing Contract, which shall be entitled "[Servicer's name], as Servicer for Bankers Trust Company of California, N.A., as Trustee, in trust for registered Holders of HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1", or bearing any other substantially similar account name as may be approved by the Trustee.

     "Commission": The Securities and Exchange Commission.

     "Compensating Interest": With respect to a Mortgage Loan, the amount required to be paid by the related Servicer to compensate for any shortfall for the previous month in interest collections on such Mortgage Loan resulting from the timing of principal prepayments in full and partial principal prepayments made in respect of such Mortgage Loan, as determined in accordance with the related Servicing Contract.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, CA 92705, Attention: HarborView 2001-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Seller.

     "Corresponding Class": With respect to each Lower Tier REMIC Regular Interest, the Upper Tier REMIC Corresponding Class set forth in the Preliminary Statement.

     "Crossover Date": With respect to any Mortgage Loan, the first loan rate adjustment date for such Mortgage Loan after origination.

     "Cut-Off Date": With respect to any Mortgage Loan other than a Qualified Substitute Mortgage Loan, the Close of Business in New York City on February 1, 2001. With respect to any Qualified Substitute Mortgage Loan, the date designated as such on the Mortgage Loan Schedule (as amended).

     "Cut-Off Date Aggregate Principal Balance": The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans.

     "Cut-Off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to a Qualified Substitute Mortgage Loan).

     "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for that Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, unless the reduction results from a Deficient Valuation.

     "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

     "Definitive Certificates": Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(c) hereof.

     "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Qualified Substitute Mortgage Loans.

     "Delinquent": Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made.

     "Depositor": Greenwich Capital Acceptance, Inc., a Delaware corporation, or any successor in interest.

     "Depository": The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date": With respect to any Distribution Date, the sixth Business Day prior to such Distribution Date.

     "Disqualified Organization": A "disqualified organization" under Section 860E of the Code, which as of the Closing Date is any of:

          (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing,

          (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code,

          (iii) any organization described in Section 1381(a)(2)(C) of the Code,

          (iv) an "electing large partnership" within the meaning of Section 775 of the Code or

          (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee by nationally recognized counsel acceptable to the Trustee that the holding of an ownership interest in the Class A-R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class A-R Certificate to such Person.

     A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

     "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.04(a) hereof which shall be entitled "Distribution Account, Bankers Trust Company of California, N.A., as Trustee, in trust for the registered Certificateholders of HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1" and which must be an Eligible Account.

     "Distribution Date": The business day immediately succeeding the related Servicer Remittance Date, commencing in March 2001.

     "Distribution Date Statement": As defined in Section 4.04(a) hereof.

     "Due Date": With respect to each Mortgage Loan and any Distribution Date, the first day of the calendar month in which that Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

     "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which that Distribution Date occurs and ending on the first day of the month in which that Distribution Date occurs.

     "Eligible Account": Any of

          (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 or its equivalent by S&P and F-1 by Fitch at the time any amounts are held on deposit therein;

          (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to the Rating Agencies, the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

          (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

          (iv) an account otherwise acceptable to the Rating Agencies without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

     "ERISA-Restricted Certificates": The Class A-R Certificate, the Private Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter's Exemption.

     "Estate in Real Property": A fee simple estate in a parcel of real property.

     "Excess Loss": With respect to the Mortgage Loans, the amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

     "Expense Fee Rate": With respect to any Mortgage Loan, the per annum rate at which the Expense Fee accrues for such Mortgage Loan.

     "Expense Fee" With respect to any Mortgage Loan, the sum of (x) the Servicing Fee with respect to the related Servicer and (y) the Trustee Fee for such Mortgage Loan.

     "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

     "Fannie Mae": The Federal National Mortgage Association or any successor thereto.

     "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or by the related Servicer pursuant to or as contemplated by
Section 2.03 and 10.01 hereof and the applicable provisions of the related Servicing Contract, respectively), a determination made by such Servicer in accordance with the applicable provisions of the related Servicing Contract that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer expects to be finally recoverable in respect thereof have been so recovered.

     "Fitch": Fitch, Inc. and its successors.

     "Foreclosure Price": With respect to any Mortgaged Property, the amount expected to be received from the sale of such Mortgaged Property net of any expenses associated with foreclosure proceedings, as determined in accordance with the applicable provisions of the related Servicing Contract.

     "Fraud Loan": A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

     "Fraud Losses": Realized Losses on any Mortgage Loans sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with that Mortgage Loan, as determined in accordance with the applicable provisions of the related Servicing Contracts.

     "Fraud Loss Coverage Amount": As of the Closing Date, $2,693,795, subject to reduction from time to time by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-Off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first and second anniversaries of the Cut-Off Date, to an amount equal to the lesser of (i) 1.00% of the then current Pool Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-Off Date (or, in the case of the first anniversary, as of the Cut-Off Date) over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary or the Cut-Off Date, as the case may be; (b) on the third and fourth anniversaries of the Cut-Off Date, to an amount equal to the lesser of
(i) 0.50% of the then current Pool Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-Off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary; and (c) on the fifth anniversary of the Cut-Off Date, to zero; provided, however, that the Fraud Loss Coverage Amount may also be reduced pursuant to a letter from each Rating Agency to the Trustee to the effect that any such reduction will not result in the downgrading of the then current ratings assigned by such Rating Agency to the Classes of Senior Certificates.

     "Fraud Loss Coverage Termination Date": The date on which the Fraud Loss Coverage Amount is reduced to zero.

     "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor thereto.

     "Gross Margin": With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the applicable Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Loan Rate for such Mortgage Loan.

     "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor and its Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or any Affiliate thereof, and (c) is not connected with the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or any Affiliate thereof.

     "Index": With respect to each Mortgage Loan and each Adjustment Date, the index specified in the related Mortgage Note.

     "Index Loan Rate": With respect to each One-Year CMT Indexed Mortgage Loan and any Distribution Date, a per annum rate equal to the One Year CMT index rate for such Distribution Date plus 2.25%; with respect to each Six-Month LIBOR Mortgage Loan, a per annum rate equal to the Six-Month LIBOR index rate for such Distribution Date plus 1.10%.

     "Initial Bankruptcy Loss Coverage Amount": $180,870.

     "Initial Certificate Principal Balance": With respect to any Certificate other than a Class X Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

     "Initial Certificate Notional Balance": With respect to any Class X Certificate, the amount designated "Initial Certificate Notional Balance" on the face thereof.

     "Insurance Proceeds": With respect to any Mortgage Loan, proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the procedures, whether set forth in the related Servicing Contract or otherwise, that the applicable Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

     "Interest Distributable Amount": With respect to any Distribution Date and each Class of Certificates, the sum of (i) the Monthly Interest Distributable Amount for that Class and (ii) the Unpaid Interest Shortfall Amount for that Class.

     "Late Collections": With respect to any Mortgage Loan and any Distribution Date, all amounts representing late payments or collections of principal and/or interest due, as determined in accordance with the applicable provisions of the related Servicing Contract.

     "Latest Possible Maturity Date": As determined as of the Cut-Off Date, the Distribution Date following the fourth anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-Off Date.

     "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the related Servicer has determined, in accordance with the applicable provisions of the related Servicing Contract, as of the end of the related Prepayment Period, that all Liquidation Proceeds that it expects to recover with respect to the liquidation of such Mortgage Loan or disposition of the related REO Property have been recovered.

     "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 or Section
10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to Section 10.01 hereof or the applicable provisions of the related Servicing Contract.

     "Liquidation Proceeds": With respect to any Mortgage Loan, the amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the related Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance with the applicable provisions of the related Servicing Contract; provided that (i) with respect to any Mortgage Loan or REO Property repurchased, substituted or sold pursuant to or as contemplated by Section 2.03 or Section 10.01 hereof, or pursuant to the applicable provisions of the related Servicing Contract, "Liquidation Proceeds" shall also include amounts realized in connection with such repurchase, substitution or sale and (ii) with respect to a defaulted MLCC Originated Loan that is also an Additional Collateral Mortgage Loan, "Liquidation Proceeds" shall also include the amount realized on the related Additional Collateral with respect to such Mortgage Loan.

     "Loan Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the Cut-Off Date, shall be the rate set forth in the Mortgage Loan Schedule as the Loan Rate in effect immediately following the Cut-Off Date and (B) as of any date of determination thereafter, shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the next highest 0.125% (or as otherwise provided in the related Mortgage Note), of the applicable Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

     "Loan-to-Collateral Value Ratio": With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at such date of determination less the Base Value of any related Additional Collateral and the denominator of which is the Value of the related Mortgaged Property.

     "Loan-to-Value Ratio": With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at such date of determination and the denominator of which is the Value of the related Mortgaged Property.

     "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

     "Lower Tier REMIC": As defined in the Preliminary Statement.

     "Lower Tier REMIC Regular Interest": As defined in the Preliminary
Statement.

     "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

     "Maximum Loan Rate": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Loan Rate thereunder.

     "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

     "MERS Mortgage Loan": Any Mortgage Loan registered with MERS on the MERS System.

     "MERS System": The system of recording transfers of mortgages electronically maintained by MERS.

     "MIN": The Mortgage Identification Number for any MERS Mortgage Loan.

     "MLCC": Merrill Lynch Credit Corporation, a Delaware corporation, and its successors and assigns.

     "MLCC Loans": The Mortgage Loans identified in the Mortgage Loan Schedule as being serviced by MLCC (pursuant to the MLCC Servicing Contract); provided, however, that on or around March 1, 2001 and thereafter, the MLCC Loans shall not include the Servicing Transferred Loans.

     "MLCC Originated Loans": The Mortgage Loans identified in the Mortgage Loan Schedule as having been originated by MLCC.

     "MLCC Servicing Contract": That certain Master Servicing Agreement, dated as of May 13, 1997, as amended on December 30, 1998, by and between the Seller and MLCC, pursuant to which Cendant shall service the Cendant Loans and MLCC shall service the MLCC Loans; provided, however, that, pursuant to the Assignment, Assumption and Recognition Agreement, dated as of February 1, 2001, by which the Seller assigned its rights and obligations under the MLCC Servicing Contract, the Trustee shall be recognized as the "Owner" as that term is defined in the MLCC Servicing Contract.

     "MOM Loan": Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

     "Monthly Interest Distributable Amount": With respect to each Class of Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class Certificate Principal Balance or Class Certificate Notional Balance, as applicable, of that Class immediately prior to that Distribution Date.

     "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan that is payable by the related Mortgagor from time to time under the related Mortgage Note, determined, for the purposes of this Agreement: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to the applicable provisions of the related Servicing Contract; and
(c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

     "Mortgage 100(SM) Loan": An MLCC Originated Loan having at the time of origination a loan-to-value ratio generally in excess of MLCC's maximum acceptable loan-to-value ratio for such Mortgage Loan, which Mortgage Loan is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, at least equal to the Original Additional Collateral Requirement.

     "Mortgage 100(SM) Pledge Agreement": With respect to each Mortgage 100(SM) Loan, the Mortgage 100(SM) Pledge Agreement for Securities Account between the Mortgagor under such Mortgage 100(SM) Loan and MLCC, pursuant to which such Mortgagor granted a security interest in various investment securities.

     "Mortgage File": The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) hereof as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     "Mortgage Loan Purchase Agreement": The Agreement between the Seller and the Depositor, dated as of February 1, 2001, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

     "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Schedule I. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

               (i)      the Mortgage Loan identifying number;

               (ii)     the Mortgagor's name;

               (iii) the street address of the Mortgaged Property including the state and five-digit ZIP code;

               (iv) a code indicating whether the Mortgaged Property was represented by the borrower, at the time of origination, as being owner-occupied;

               (v) a code indicating whether the Residential Dwelling constituting the Mortgaged Property is (a) a detached single family dwelling, (b) a dwelling in a planned unit development, (c) a condominium unit, (d) a two- to four-unit residential property, (e) a townhouse or
                        (f) other type of Residential Dwelling;

               (vi) if the related Mortgage Note permits the borrower to make Monthly Payments of interest only for a specified period of time, (a) the original number of such specified Monthly Payments and (b) the remaining number of such Monthly Payments as of the Cut-Off Date;

               (vii)    the original months to maturity;

               (viii) the stated remaining months to maturity from the Cut-Off Date based on the original amortization schedule;

               (ix)     the Loan-to-Value Ratio at origination;

               (x)      the value of any Additional Collateral at origination;

               (xi)     the Loan-to-Collateral Value Ratio at origination;

               (xii) the Loan Rate in effect immediately following the Cut-Off Date;

               (xiii) the date on which the first Monthly Payment is or was due on the Mortgage Loan;

               (xiv)    the stated maturity date;

               (xv)     the Servicing Fee Rate;

               (xvi)    [reserved]

               (xvii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

               (xviii)  the original principal balance of the Mortgage Loan;

               (xix) the Stated Principal Balance of the Mortgage Loan on the Cut-Off Date and a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

               (xx)     the Index and Gross Margin specified in related
                        Mortgage Note;

               (xxi)    the next Adjustment Date, if applicable;

               (xxii)   the Maximum Loan Rate, if applicable;

               (xxiii)  the Value of the Mortgaged Property;

               (xxiv) the sale price of the Mortgaged Property, if applicable;

               (xxv)    the product code;

               (xxvi)   [reserved];

               (xxvii) whether such Mortgage Loan was originated by Bank of America or MLCC; and

               (xxviii) whether such Mortgage Loan is a Bank of America Loan, a Cendant Loan or an MLCC Loan (and in the case of any MLCC Loan, whether such loan is a Servicing Transferred Loan).

     The Mortgage Loan Schedule, as in effect from time to time, shall also set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-Off Date: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Loan Rate of the Mortgage Loans; and (4) the weighted average remaining months to maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement.

     "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

     "Mortgagor": The obligor on a Mortgage Note.

     "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, related Servicing Advances, related Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

     "Net Loan Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Loan Rate for such Mortgage Loan minus the Servicing Fee Rate.

     "Net Prepayment Interest Shortfalls": As to any Distribution Date, the amount, if any, by which the aggregate of the Prepayment Interest Shortfalls during the related Prepayment Period exceeds an amount equal to the aggregate Servicing Fee for such Distribution Date before reduction of the Servicing Fee in respect of such Prepayment Interest Shortfalls.

     "Net WAC": With respect to any Distribution Date, for all or part of the Mortgage Loans, the weighted average for such Mortgage Loans of the difference between, in respect of each such Mortgage Loan, (x) the Loan Rate of such Mortgage Loan as of the first day of the month preceding the month of that Distribution Date (or, in the case of the first Distribution Date, the Cut-Off
Date), and (y) the Expense Fee Rate applicable to such Mortgage Loan, weighted on the basis of the related Principal Balances as of the first day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, as of the Cut-Off Date).

     "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Seller or the Depositor, as applicable.

     "One-Year CMT": The weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519).

     "One-Year CMT Indexed": Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the One-Year CMT Index.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Upper Tier REMIC or Lower Tier REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

     "Optional Termination Date": The first Distribution Date on which the Class A-R Certificateholder may opt to terminate this Agreement pursuant to
Section 10.01 hereof.

     "Original Additional Collateral Requirement": With respect to any Additional Collateral Mortgage Loan, an amount equal to the Additional Collateral required by MLCC at the time of the origination of such Additional Collateral Mortgage Loan in order to achieve a loan-to-collateral value ratio for such Additional Collateral Mortgage Loan, generally equal to seventy percent (70%); for purposes of the Required Surety Payment, in no event shall the Original Additional Collateral Requirement for an Additional Collateral Mortgage Loan exceed thirty percent (30%) of its original principal balance.

     "Original Applicable Credit Support Percentage": With respect to each Class of Subordinate Certificates, the corresponding percentage set forth below opposite its Class designation:

                        Class B-1          3.75%
                        Class B-2          2.10%
                        Class B-3          1.25%
                        Class B-4          0.85%
                        Class B-5          0.50%
                        Class B-6          0.25%


     "Original Class Certificate Principal Balance": With respect to each Class of Certificates, other than the Class X Certificates, the corresponding aggregate amount set forth opposite the Class designation of such Class in the Preliminary Statement.

     "Original Class Certificate Notional Balance" With respect to the Class X Certificates, $269,379,486.71.

     "Original Subordinated Principal Balance": The aggregate of the Original Class Certificate Principal Balances of the Classes of Subordinate Certificates.

     "Outstanding Mortgage Loan": As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, that was not the subject of a Prepayment in Full prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

     "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Parent Power(R) Agreement": With respect to each MLCC Originated Loan that is a Parent Power(R) Mortgage Loan, a Parent Power(R) Guaranty and Security Agreement for Securities Account or a Parent Power(R) Guaranty Agreement for Real Estate.

     "Parent Power(R) Guaranty Agreement For Real Estate": With respect to an MLCC Originated Loan that is a Parent Power(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan, authorizes MLCC to draw on a home equity credit line to fund such guaranty and has secured such guaranty with a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan. For purposes of this definition, the Parent Power(R) Guaranty Agreement For Real Estate shall not include the rights of the mortgagee under the security instrument relating to the Equity Access(R) Account (as defined in the related Parent Power(R) Agreement) referred to therein, which rights have been retained by MLCC.

     "Parent Power(R) Guaranty And Security Agreement For Securities Account":
With respect to an MLCC Originated Loan that is a Parent Power(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan and has granted a security interest to MLCC in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan.

     "Parent Power(R) Mortgage Loan": An MLCC Originated Loan having at the time of origination a loan-to-value ratio generally in excess of MLCC's maximum acceptable loan-to-value ratio for such Mortgage Loan, which Mortgage Loan is supported by a Parent Power(R) Agreement.

     "Pass-Through Rate": With respect to each Class of Certificates and any Distribution Date, the Senior/Subordinated Certificate Pass-Through Rate, the Class X Certificate Pass-Through Rate, or the Class A-R Certificate Pass-Through Rate, as applicable.

     "Paying Agent": Any paying agent appointed pursuant to Section 5.05 hereof.

     "Percentage Interest": With respect to any Certificate other than the Class A-R Certificate, a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance or Initial Certificate Notional Balance, as applicable, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance or Original Class Certificate Notional Balance, as applicable, of the related Class. With respect to the Class A-R Certificate, 100%.

     "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Seller, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of each Rating Agency and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

          (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by both Rating Agencies; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C), be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by the Rating Agencies in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by the Rating Agencies in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or an affiliate thereof having the highest applicable rating from S&P and Fitch (if rated by Fitch); and

          (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     "Permitted Transferee": Any Transferee of the Class A-R Certificate other than a Disqualified Organization or a non-U.S. Person.

     "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Certificates": The Private Certificates and the Class A-R Certificate.

     "Pool Balance": As to any Distribution Date, the aggregate of the Principal Balances, as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Mortgage Loans that were Outstanding Mortgage Loans on that Due Date.

     "Prepayment Assumption": 18% CPR, as defined in the Prospectus
Supplement.

     "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the related Prepayment Period, an amount equal to the excess of one month's interest at the applicable Net Loan Rate on the amount of such Principal Prepayment over the amount of interest (adjusted to the Net Loan Rate) actually paid by the related Mortgagor with respect to such Principal Prepayment. The obligations of each Servicer in respect of any Prepayment Interest Shortfall are set forth in the related Servicing Contract.

     "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     "Principal Balance": As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and any day, the related Cut-Off Date Principal Balance, minus all collections credited against the Principal Balance of such Mortgage Loan. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

     "Principal Distribution Amount": With respect to any Distribution Date, the sum of (a) each scheduled payment of principal collected or advanced on the Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) by the Servicers in respect of the related Due Period, (b) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, deposited to the Collection Accounts during the related Prepayment Period, (c) the principal portion of any related Substitution Adjustments deposited in the Collection Accounts during the related Prepayment Period, (d) the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans, (f) the principal portion of all partial and full principal prepayments of Mortgage Loans applied by the Servicers during the related Prepayment Period, and (g) on the Distribution Date on which the Trust is to be terminated pursuant to Section 10.01 hereof, that portion of the Termination Price in respect of principal.

     "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

     "Private Certificates": The Class B-4, Class B-5 and Class B-6
Certificates.

     "Pro Rata Senior Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Principal Balances of the Classes of Senior Certificates immediately prior to such Distribution Date and the denominator of which is the Pool Balance for such Distribution Date.

     "Pro Rata Share": As to any Distribution Date, the Subordinated Principal Distribution Amount and any Class of Subordinate Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the (a) Subordinated Principal Distribution Amount on such date and (b) a fraction, the numerator of which is the related Class Certificate Principal Balance of that Class and the denominator of which is the aggregate of the Class Certificate Principal Balances of all the Classes of Subordinate Certificates.

     "Prospectus Supplement": That certain Prospectus Supplement dated February 22, 2001 relating to the initial sale of the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates.

     "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or Section 10.01 hereof, and as confirmed by an Officers' Certificate from the Seller to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), plus (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Net Loan Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the related Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01 hereof, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Principal Balance at the applicable Net Loan Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the related Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.04 hereof, plus (iii) any unreimbursed Servicing Advances and Advances and any unpaid Expense Fees allocable to such Mortgage Loan or REO Property, plus (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to the applicable provisions of the related Servicing Contract, and plus (v) in the case of a Mortgage Loan required to be purchased pursuant to Section
2.03 hereof, expenses reasonably incurred or to be incurred by the Trustee in respect of the breach or defect giving rise to the purchase obligation.

     "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a maximum loan rate not less than the Maximum Loan Rate of the Deleted Mortgage Loan, (iii) have a gross margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (iv) have the same Index as the Deleted Mortgage Loan, (v) have its next adjustment date not more than two months after the next Adjustment Date of the Deleted Mortgage Loan, (vi) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vii) be current as of the date of substitution, (viii) have a loan-to-value ratio and a loan-to-collateral value ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio and the Loan-to-Collateral Value Ratio, respectively, of the Deleted Mortgage Loan as of such date, (ix) have been underwritten or re-underwritten in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan and (x) conform to each representation and warranty set forth in Section 2.04 hereof applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the terms described in clause
(vi) hereof shall be determined on the basis of weighted average remaining term to maturity, the loan-to-value ratios described in clause (viii) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (x) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

     "Rating Agencies": S&P and Fitch or their respective successors. If either such agency or its successors shall no longer be in existence, "Rating Agencies" shall include such nationally recognized statistical rating agency, or other comparable Person, as shall have been designated by the Depositor, notice of which designation shall be given to the Trustee and each Servicer.

     "Realized Loss": With respect to any Liquidated Mortgage Loan, the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all Net Liquidation Proceeds in respect of such Liquidated Mortgage Loan.

     "Record Date": With respect to each Distribution Date and all Classes of Certificates, the last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

     "Refinancing Mortgage Loan": Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

     "Regular Certificate": Any Class A-1, Class A-2, Class A-3, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate.

     "Relief Act": The Soldiers' and Sailors Civil Relief Act of 1940, as amended.

     "Relief Act Reductions": With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on that Mortgage Loan during such Due Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

     "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

     "REO Account": The account or accounts maintained by a Servicer in respect of an REO Property pursuant to the related Servicing Contract.

     "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

     "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Loan Rate on the Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the Close of Business on the Due Date in such calendar month.

     "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 hereof that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to the applicable provisions of the related Servicing Contract in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the applicable Servicer pursuant to the applicable provisions of the related Servicing Contract for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

     "REO Property": A Mortgaged Property acquired by the applicable Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in accordance with the applicable provisions of the related Servicing Contract.

     "Required Surety Payment": With respect to any Additional Collateral Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the related Additional Collateral Mortgage Loan Liquidation Shortfall and (ii) the excess, if any, of (a) the Original Additional Collateral Requirement with respect to such Mortgage Loan over (b) the net proceeds realized by MLCC from the related Additional Collateral.

     "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) a manufactured home or
(v) a detached one-family dwelling in a planned unit development, none of which is a mobile home.

     "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Restricted Classes": As defined in Section 4.01(e).

     "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

     "Scheduled Net WAC": With respect to any Distribution Date, the lesser of
(a) the weighted average loan rate for all the Mortgage Loans, calculated for this purpose assuming that the loan rate for each such Mortgage Loan is subject to a cap and a floor equal to (i) the Loan Rate of such Mortgage Loan in or prior to the month of the Crossover Date and (ii) the Index Loan Rate after the month of the Crossover Date and (b) the Net WAC of all of the Mortgage Loans for such Distribution Date.

     "Seller": Greenwich Capital Financial Products, Inc., a Delaware corporation, and its successors in interest, in its capacity as seller under this Agreement.

     "Senior Call Option": With respect to each Class A-1, Class A-2 and Class A-3 Certificate, the right granted by the Trustee, on behalf of the Holder of such Certificate, to the Senior Call Option Holder, under the Senior Call Option Agreement, to require such Holder to sell such Certificate to the Senior Call Option Holder on the Call Option Date.

     "Senior Call Option Agreement": The Senior Call Option Agreement, dated as of February 1, 2001, between III Finance, Ltd. and the Trustee.

     "Senior Call Option Holder" means III Finance, Ltd.

     "Senior Certificate": Any one of the Class A-1, Class A-2, Class A-3 or Class X Certificates, or the Class A-R Certificate.

     "Senior Certificateholder": Any Holder of a Senior Certificate.

     "Senior Percentage": Except as described below, with respect to any Distribution Date before March 2011, 100%. The Senior Percentage for any Distribution Date occurring (i) before March 2011 but in or after February 2004 on which the Two Times Test is satisfied, or (ii) in or after March 2011, is the Pro Rata Senior Percentage. If the Two Times Test is satisfied prior to February 2004, the Senior Percentage is the Pro Rata Senior Percentage plus 50% of an amount equal to 100% minus the related Pro Rata Senior Percentage.

     "Senior Prepayment Percentage": With respect to any Distribution Date during the ten years beginning on the first Distribution Date, 100%. Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows: (i) from March 2011 through February 2012, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from March 2012 through February 2013, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from March 2013 through February 2014, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from March 2014 through February 2015, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after March 2015, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless both Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date the Pro Rata Senior Percentage exceeds the initial Pro Rata Senior Percentage, the Senior Prepayment Percentage for that Distribution Date will again equal 100%.

     Notwithstanding the above, if on any Distribution Date the Two Times Test is satisfied, the Senior Prepayment Percentage will equal the related Senior Percentage for such Distribution Date.

     "Senior Principal Distribution Amount": With respect to any Distribution Date, the sum of:

          (1) the Senior Percentage of all amounts described in clauses (a) through (d) and (g) of the definition of "Principal Distribution Amount" for that Distribution Date;

          (2) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of

              (x) the related Senior Percentage of the Stated Principal Balance of that Mortgage Loan and either

              (y) the related Senior Prepayment Percentage of the amount of the Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan

              or

              (z) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such related Prepayment Period, the related Senior Percentage of the amount of Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

          (3) the related Senior Prepayment Percentage of the amounts described in clause (f) of the definition of "Principal Distribution Amount";

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, such Senior Principal Distribution Amount will be reduced on such Distribution Date by the related Senior Percentage of the principal portion of such Bankruptcy Loss.

     "Senior/Subordinated Certificate Pass-Through Rate": For the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, with respect to (i) any Distribution Date on or prior to the Distribution Date in May 2005, the lesser of (a) the Senior/Subordinated Fixed Rate applicable to such Class and (b) the Net WAC for all Mortgage Loans for such Distribution Date and (ii) with respect to each Distribution Date thereafter, the lesser of (A) the weighted average of
(x) the Loan Rates for such Distribution Date for any Mortgage Loans with respect to which an initial fixed-rate period is continuing less the Expense Fee Rates for such Mortgage Loans and (y) the underlying Indices of all Mortgage Loans other than those referenced in clause (x) above plus (1) 2.25% in the case of One-Year CMT Indexed Mortgage Loans or (2) 1.10% in the case of Six-Month LIBOR Indexed Mortgage Loans and (B) the Net WAC for all Mortgage Loans for such Distribution Date.

     "Senior/Subordinated Fixed Rate" means, (i) 5.650%, with respect to each Class A-1 Certificate; (ii) 6.415%, with respect to each Class A-2 Certificate, (iii) 6.320%, with respect to each Class A-3 Certificate, and
(iv) 7.000%, with respect to each Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificate.

     "Servicer": Any of Bank of America, Cendant or MLCC, as the context requires, or any successor servicer appointed as herein provided.

     "Servicer Event of Termination": In respect of any Servicer, one or more of the events (howsoever described) set forth in the related Servicing Contracts as an event or events upon the occurrence and continuation of which the Trustee is entitled to terminate the appointment of such Servicer.

     "Servicer Remittance Date": With respect to any Distribution Date, the 18th day of the calendar month of such Distribution Date or, if the 18th day is not a Business Day, the first Business Day after the 18th day, commencing in March 2001.

     "Servicing Advances": With respect to any Servicer, all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Servicer in the performance of its servicing obligations, as provided for in the related Servicing Contract.

     "Servicing Contract": The Bank of America Servicing Contract or the MLCC Servicing Contract, as applicable.

     "Servicing Fee": With respect to each Servicer and each Mortgage Loan serviced by such Servicer and for any calendar month, the fee payable to such Servicer determined pursuant to the related Servicing Contract.

     "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum servicing fee rate set forth on the Mortgage Loan Schedule.

     "Servicing Officer": Any officer of a Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

     "Servicing Transferred Loans": The MLCC Loans that shall become Cendant Loans as of around March 1, 2001, as identified in the Mortgage Loan Schedule.

     "Six-Month LIBOR": The average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks.

     "Six-Month LIBOR Indexed": Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the Six-Month LIBOR Index.

     "Special Hazard Coverage Termination Date": The date on which the Special Hazard Loss Coverage Amount is reduced to zero.

     "Special Hazard Loss": Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to the applicable provisions of the related Servicing Contract to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

     (a) normal wear and tear;

     (b) fraud, conversion or other dishonest act on the part of the Trustee, a Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

     (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

     (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

     (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

          1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

          2. by military, naval or air forces; or

          3. by an agent of any such government, power, authority or forces;

     (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

     (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

     "Special Hazard Loss Coverage Amount": With respect to the first Distribution Date, $4,856,916. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the Principal Balances of the Mortgage Loans, (ii) twice the Principal Balance of the largest Mortgage Loan and (iii) the aggregate of the Principal Balances of the Mortgage Loans secured by Mortgaged Properties located in the single five-digit ZIP code area in the State of California having the highest aggregate Principal Balance of any such ZIP code area and
(b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Closing Date; provided, however, that the Special Hazard Loss Coverage Amount may also be reduced pursuant to a letter from each Rating Agency to the Trustee to the effect that any such reduction will not result in the downgrading of the then current ratings assigned by such Rating Agency to the Classes of Senior Certificates. All Principal Balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to scheduled payments on the Mortgage Loans then due, whether or not paid.

     "Special Hazard Mortgage Loan": A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

     "Startup Day": As defined in Section 9.01(b) hereof.

     "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of the Distribution Date in March 2001, the outstanding Principal Balance of such Mortgage Loan as of the Cut-Off Date, (b) thereafter as of any date of determination up to and including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, as shown in the Mortgage Loan Schedule, minus, in the case of each Mortgage Loan, the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-Off Date, to the extent received from the Mortgagor or advanced by the applicable Servicer and distributed pursuant to Section 4.01 hereof before such date of determination,
(ii) all Principal Prepayments received after the Cut-Off Date, to the extent distributed pursuant to Section 4.01 before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the applicable Servicer as recoveries of principal in accordance with the applicable provisions of the related Servicing Contract, to the extent distributed pursuant to Section 4.01 before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Due Period for the most recent Distribution Date preceding such date of determination; and (c) as of any date of determination subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (x) as of any date of determination up to and including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 before such date of determination; and (y) as of any date of determination subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero. For purposes of calculating the Servicing Fee for any Mortgage Loan, the Stated Principal Balance shall not be reduced by item (b)(iv) above.

     "Step Down Conditions": As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, (i) the outstanding Principal Balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate of the Class Certificate Principal Balances of the Classes of Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date from March 2011 through February 2012, 30% of the Original Subordinated Principal Balance, (b) with respect to each Distribution Date from March 2012 through February 2013, 35% of the Original Subordinated Principal Balance, (c) with respect to each Distribution Date from March 2013 through February 2014, 40% of the Original Subordinated Principal Balance, (d) with respect to each Distribution Date from March 2014 through February 2015, 45% of the Original Subordinated Principal Balance and (e) with respect to each Distribution Date from and after March 2015, 50% of the Original Subordinated Principal Balance.

     "Subordinate Certificate": Any one of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

     "Subordinate Percentage": With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date.

     "Subordinate Prepayment Percentage": With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

     "Subordinated Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of:

          (1) the Subordinate Percentage of all amounts described in clauses
     (a) through (d) and (g) of the definition of "Principal Distribution Amount" for that Distribution Date;

          (2) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of "Senior Principal Distribution Amount" for that Distribution Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan; and

          (3) the Subordinated Prepayment Percentage of all amounts described in clause (f) of the definition of "Principal Distribution Amount" for that Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, such Subordinated Principal Distribution Amount will be reduced on such Distribution Date by the Subordinate Percentage of the principal portion of such Bankruptcy Loss.

     "Sub-Servicer": Any Person with which any Servicer has entered into a sub-servicing agreement in accordance with the related Servicing Contract.

     "Substitution Adjustment": As defined in Section 2.03(d) hereof.

     "Surety": Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation), or any successor thereto, as issuer of the Certificate Guaranty Surety Bond.

     "Tax Matters Person": The tax matters person appointed pursuant to
Section 9.01(e) hereof.

     "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the Upper Tier REMIC and Lower Tier REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     "Termination Price": As defined in Section 10.01(a) hereof.

     "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in the Class A-R Certificate.

     "Transfer Affidavit": As defined in Section 5.02(e)(ii) hereof.

     "Trust": HarborView Mortgage Loan Trust 2001-1, the trust created hereunder.

     "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, such Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby); (v) the Depositor's security interest in the Additional Collateral, (vi) each Collection Account, the Distribution Account (subject to the last sentence of this definition), any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto, (vii) the Certificate Guaranty Surety Bond, (viii) all right, title and interest of the Depositor in and to each Mortgage 100(SM) Pledge Agreement and each Parent Power(R) Agreement and (ix) all right, title and interest of the Seller in and to each of the Servicing Contracts. Notwithstanding the foregoing, however, the Trust Fund specifically excludes (1) all payments and other collections of interest and principal due on the Mortgage Loans on or before the Cut-Off Date and principal received before the Cut-Off Date (except any principal collected as part of a payment due after the Cut-Off Date) and (2) all income and gain realized from Permitted Investments of funds on deposit in the Collection Accounts and the Distribution Account.

     "Trustee": Bankers Trust Company of California, N.A., a national banking association, or any successor trustee appointed as herein provided.

     "Trustee Fee": As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate of the Principal Balances of all the Mortgage Loans as of the beginning of the related Due Period.

     "Trustee Fee Rate": 0.0085% per annum.

     "Two Times Test": As to any Distribution Date, (i) the Aggregate Subordinate Percentage is at least two times the Aggregate Subordinate Percentage as of the Closing Date; (ii) the aggregate of the Principal Balances of all Mortgage Loans Delinquent 60 days or more (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six-month period), as a percentage of the aggregate of the Class Certificate Principal Balances of the Subordinate Certificates, does not equal or exceed 50%; and (iii) cumulative Realized Losses do not exceed 30% of the Original Subordinated Principal Balance.

     "Underwriter's Exemption": Prohibited Transaction Exemption 97-34, 62 Fed. Reg. 39021 (1997), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

     "United States Person" or "U.S. Person": A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes (other than a partnership that is not treated as a U.S. Person pursuant to any applicable Treasury regulations) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

     "Unpaid Interest Shortfall Amount": With respect to each Class of Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for that Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for that Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on that Class in respect of interest pursuant to clause (a) of this definition on the preceding Distribution Date.

     "Upper Tier REMIC": As defined in the Preliminary Statement.

     "Value": With respect to any Mortgage Loan and the related Mortgaged Property, the lesser of:

          (i) the value of such Mortgaged Property as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac; and

          (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan;

provided, however, that in the case of a Refinancing Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinancing Mortgaged Loan at the time of origination by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

     "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. For so long as the Class X Certificates are outstanding, 1% of the voting rights shall be allocated to the Class X Certificates and the remainder of the voting rights (or 100% thereof when the Class X Certificates are no longer outstanding) shall be allocated among the Classes of Certificates other than the Class X Certificates, pro rata, based on a fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate of the Class Certificate Principal Balances then outstanding; provided, however, that the Class A-R Certificate and the Subordinate Certificates shall not be entitled to any voting rights for so long as any Senior Certificates (other than the Class A-R Certificate) remain outstanding; and, provided further, that when none of the Regular Certificates is outstanding, 100% of the voting rights shall be allocated to the Holder of the Class A-R Certificate. The voting rights allocated to a Class of Certificates shall be allocated among all Holders of such Class, pro rata, based on a fraction the numerator of which is the Certificate Principal Balance or Certificate Notional Balance of each Certificate of such Class and the denominator of which is the Class Certificate Principal Balance or Class Certificate Notional Balance of such Class; provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights.

     SECTION 1.02. Accounting.

     Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.


                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01. Conveyance of Mortgage Loans.

     The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller in and to the Servicing Contracts and all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date; (ii) any real property that secured each such Mortgage Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the Depositor's interest in any insurance policies in respect of the Mortgage Loans; (iv) the Depositor's security interest in the Additional Collateral; (v) all proceeds of any of the foregoing; and (vi) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Depositor or any Servicer after the Cut-Off Date with respect to the Mortgage Loans.

     In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver on the Closing Date, unless otherwise specified in this Section 2.01, to, and deposit with the Trustee the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

     (i) the original Mortgage Note, endorsed either on its face or by allonge attached thereto in the following form: "Pay to the order of Bankers Trust Company of California, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of February 1, 2001, HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1, without recourse", or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans the aggregate Cut-Off Date Principal Balance of which is less than or equal to 2% of the Cut-Off Date Aggregate Principal Balance;

     (ii) except as provided below, for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or if such Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment to MERS, in each case with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

     (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned to "Bankers Trust Company of California, N.A., as Trustee";

     (iv) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments;

     (v) the original or a certified copy of lender's title insurance policy; and

     (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

     In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with the transfer of such Mortgage Loans of the HarborView Mortgage Loan Trust 2001-1.

     The Seller shall deliver the required documents to the Trustee prior to the Closing Date. In the case of the documents referred to in Section 2.01(iii), however, the Seller has delivered a copy of each Assignment of Mortgage certified by the Seller to be a true and complete copy of the original and, within two Business Days after the Closing Date, the Seller will deliver each original Assignment of Mortgage to the applicable public recording office for recordation.

     The Trustee agrees to execute and deliver to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit G-3 hereto.

     If, as of the Closing Date, any of the documents referred to in Section 2.01(ii) or (iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee, no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and
(2) if such copy is certified by the Seller, delivery to the Trustee, promptly upon receipt thereof, of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(v) above, the Seller shall deliver or cause to be delivered to the Trustee the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Trustee, promptly upon receipt thereof. The Seller shall deliver or cause to be delivered to the Trustee, promptly upon receipt thereof, any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan sold to the Depositor by the Seller, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

     Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 90 days to cure such defect or deliver such missing document to the Trustee. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03 hereof. The Seller shall cause the Assignments of Mortgage referred to in Section 2.01(iii) hereof and, to the extent necessary, in Section 2.01(iv) hereof to be recorded; provided, however, that the Seller need not cause to be recorded any Assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee and the Rating Agencies, the recordation of such Assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan. The Seller shall be required to deliver such Assignments for recording within 30 days of the Closing Date. The Seller shall furnish the Trustee, or its designated agent, with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

     The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

     SECTION 2.02. Acceptance by Trustee.

     The Trustee acknowledges the receipt, subject to the provisions of
Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, of the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

     The Trustee further agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to certify and deliver to the Depositor, each Servicer and each Rating Agency in substantially the form attached hereto as Exhibit G-1, within 45 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage, within 45 days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 of this Agreement are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (iii), (xiii),
(xiv) and (xviii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

     Prior to the first anniversary date of this Agreement, the Trustee shall deliver to the Depositor and each Servicer a final certification in the form annexed hereto as Exhibit G-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

     If, in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Seller, the Depositor and the related Servicer. In addition, upon the discovery by the Seller or the Depositor (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

     The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.

     SECTION 2.03. Repurchase or Substitution of Mortgage Loans by the Seller.

     (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or in Section 2.04 or Section 2.08 hereof in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders, the Trustee shall promptly notify the Seller of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 90 days from the date that the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period (subject to Section 2.03(e) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Seller shall have commenced to cure such breach within such 90 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement; and, provided further, that, in the case of the breach of any representation, warranty or covenant made by the Seller in
Section 3.01 of the Mortgage Loan Purchase Agreement, the Seller shall be obligated to cure such breach or purchase the affected Mortgage Loans. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the applicable Collection Account on or prior to the next Determination Date after the Seller's obligation to repurchase such Mortgage Loan arises, and the Seller shall, upon the making of such deposit, cause the related Servicer to provide a written certification of receipt of such deposit to the Trustee. The Trustee, upon receipt of such written certification, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage
Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

     The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement including, without limitation, any obligation of the Seller to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant as described in this Section 2.03(a).

     (b) If pursuant to the provisions of Section 2.03(a), the Seller repurchases or otherwise removes from the Trust Fund a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller or its designee as the beneficial holder of such Mortgage Loan.

     (c) [Reserved].

     (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01 hereof, together with an Officers' Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution; provided, however, that, in the case of any Qualified Substitute Mortgage Loan that is a MERS Mortgage Loan, the Seller shall provide such documents and take such other action with respect to such Qualified Substitute Mortgage Loans as are required pursuant to Section 2.01 hereof. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within 45 days thereafter, shall review such documents as specified in Section 2.02 hereof and deliver to the related Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit G-1, with any exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the related Servicer a certification substantially in the form of Exhibit G-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all representations and warranties thereof set forth in Section 2.04 hereof, in each case as of the date of substitution.

     For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans that are serviced by a given Servicer, the Seller shall cause such Servicer to determine, and provide written certification to the Trustee and the Seller as to, the amount (each, a "Substitution Adjustment"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Loan Rate. On or prior to the next Determination Date after the Seller's obligation to repurchase the related Deleted Mortgage Loan arises, the Seller will deliver or cause to be delivered to such Servicer for deposit in the related Collection Account an amount equal to the related Substitution Adjustment, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by such Servicer of such deposit, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

     In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or (b) the Upper Tier REMIC or Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     (e) Upon discovery by the Seller or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a) above, if made by the Seller. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

     (f) The Seller hereby agrees that with respect to each Bank of America Originated Loan that converts from a variable Loan Rate to a fixed Loan Rate during any Due Period pursuant to the terms of such Bank of America Originated Loan, it will repurchase such Bank of America Originated Loan not later than the 10th day following the next scheduled Due Date at a price equal to the Purchase Price on the date of such repurchase. Amounts in respect of such price shall be delivered to Bank of America for deposit to the related Collection Account.

     Any amounts received as payment in respect of any such Bank of America Originated Loan repurchased pursuant to the preceding paragraph after the date of repurchase (other than the amount referred to in the preceding paragraph), shall not be a part of the Trust Fund and shall be paid by Bank of America to the Seller or, if such amounts have been deposited into the related Collection Account, shall be withdrawn therefrom by Bank of America and paid by Bank of America to the Seller.

     Promptly after the purchase referred to in this Section 2.03(f), the Trustee shall execute such documents as are presented to it by Bank of America on behalf of the Seller and are reasonably necessary to convey the purchased Bank of America Originated Loan to the Seller.

     SECTION 2.04. Representations and Warranties of the Seller with Respect to the Mortgage Loans.

     The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders that, as of the Closing Date or as of such other date specifically provided herein, the representations and warranties made by the Seller pursuant to Section 3.01 of the Mortgage Loan Purchase Agreement are hereby being made to the Trustee and are true and correct as of the Closing Date.

     With respect to the representations and warranties incorporated in this
Section 2.04 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Certificateholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     Within 90 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects or, in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Qualified Substitute Mortgage Loans, in either case, in accordance with Section 2.03 hereof.

     It is understood and agreed that the representations and warranties incorporated in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Seller or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Seller set forth in Section 2.03(a) hereof to cure, substitute for or repurchase a related Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties incorporated in this Section 2.04.

     SECTION 2.05. [Reserved].

     SECTION 2.06. Representations and Warranties of the Depositor.

     The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows:

          (i) this agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general an except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

          (ii) immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

          (iii) as of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust;

          (iv) the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

          (v) the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

          (vi) the Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

          (vii) the execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

          (viii) to the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as
     (a) may be required under State securities or "blue sky" laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

          (ix) there are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor;
     (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

     SECTION 2.07. Issuance of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02 hereof, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

     SECTION 2.08. Representations and Warranties of the Seller.

     The Seller hereby represents and warrants to the Trust and the Trustee on behalf of the Certificateholders that, as of the Closing Date or as of such date specifically provided herein:

          (i) The Seller is duly organized, validly existing and in good standing and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, or (c) the value or marketability of the Mortgage Loans.

          (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement which is part of its official records. When executed and delivered, this Agreement will constitute the Seller's legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and the rights of creditors of federally insured financial institutions and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or
     (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

          (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is currently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

          (iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its articles of incorporation, charter or by-laws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

          (v) No certificate of an officer, written statement or written report delivered pursuant to the terms hereof of the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

          (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business.

          (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans to the Depositor, nor is the Seller aware of any pending insolvency of the Seller.

          (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's financial condition (financial or otherwise) or operations, or materially and adversely affect the performance of any of its duties hereunder.

          (ix) There are no actions or proceedings against the Seller, or pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal; nor, to the Seller's knowledge, are there any investigations (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller's ability to perform any of its respective obligations under, or the validity or enforceability of, this Agreement.

          (x) The Seller did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

          (xi) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

          (xii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to the Depositor are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     SECTION 2.09. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Depositor, and the related Servicer of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 2.09 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.


                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                             OF THE MORTGAGE LOANS

     SECTION 3.01. Power and Authority of the Servicers.

     Subject only to the terms of the related Servicing Contract and of this Agreement, each Servicer shall have full power and authority, acting alone or through Sub-Servicers, to do or cause to be done any and all things in connection with the servicing and administration of the related Mortgage Loans which it may deem necessary or desirable. Without limiting the generality of the foregoing, each Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the related Mortgage Loans and the related Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Trustee shall execute, if so requested in writing by a Servicer pursuant to the applicable provisions of the related Servicing Contract, and furnish to such Servicer and any related Sub-Servicer any special or limited powers of attorney and other documents prepared by such Servicer and necessary or appropriate to enable such Servicer or any related Sub-Servicer to carry out their servicing and administrative duties under the related Servicing Contract. The Trustee shall not be liable for the actions of any Servicer or any Sub-Servicer under such powers of attorney. It is expressly agreed and understood, if there is a conflict between a provision or provisions of any Servicing Contract and this Agreement as it relates to the Trustee, the provisions of this Agreement shall control.

     The parties hereto agree and acknowledge that Servicing Advances made by a Servicer shall be reimbursable in accordance with the related Servicing Contract. Any cost incurred by a Servicer or by related Sub-Servicers pursuant to the related Servicing Contract in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     SECTION 3.02. No Contractual Relationship Between Sub-Servicers and the Trustee or Certificateholders.

     Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to any Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the related Servicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer.

     SECTION 3.03. Assumption or Termination of Sub-Servicing Agreements by Trustee.

     In the event that a Servicer shall for any reason no longer be a Servicer (including by reason of the occurrence of a Servicer Event of Termination), the Trustee shall thereupon assume all of the rights and obligations of such Servicer under each Sub-Servicing Agreement into which such Servicer may have entered, unless the Trustee exercises any rights that it may have to terminate any such Sub-Servicing Agreement in accordance with its terms. Upon such assumption, the Trustee shall be deemed to have assumed all of such departing Servicer's interest therein and to have replaced such departing Servicer as a party to each related Sub-Servicing Agreement to the same extent as if each such Sub-Servicing Agreement had been assigned to the assuming party, except that (i) such departing Servicer shall not thereby be relieved of any liability or obligations under any related Sub-Servicing Agreement that arose before it ceased to be a Servicer and (ii) neither the Trustee nor any successor Servicer shall be deemed to have assumed any liability or obligation of such departing Servicer that arose before it ceased to be a Servicer.

     SECTION 3.04. Distribution Account.

     (a) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Trustee and the Certificateholders.

     (b) Any funds held in a Collection Account which may be delivered by the related Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of such Collection Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held in the Distribution Account pursuant to this subsection (b). If a Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, the Trustee shall, upon the request of such Servicer, withdraw such amount from the Distribution Account and remit to such Servicer any such amount, any provision herein to the contrary notwithstanding.

     SECTION 3.05. Withdrawals from the Collection Accounts and Distribution Account.

     (a) The parties hereto agree and acknowledge that each Servicer may, pursuant to the related Servicing Contract, from time to time make withdrawals from its Collection Account for any of the purposes set forth in such Servicing Contract.

     (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

          (i) to make distributions in accordance with Sections 4.01 and 8.05 hereof;

          (ii) to pay any amounts in respect of taxes pursuant to Section 9.01(g) hereof; and

          (iii) to clear and terminate the Distribution Account pursuant to
     Section 10.01 hereof.

     SECTION 3.06. Investment of Funds.

     (a) Funds in the Distribution Account may be held uninvested or, at the option of the Trustee, invested in Permitted Investments.

     (b) All income and gain realized from Permitted Investments of funds on deposit in the Distribution Account shall be for the benefit of the Trustee.

     (c) The Trustee shall deposit in the Distribution Account from its own funds the amount of any loss incurred arising out of Permitted Investments, invested by the Trustee pursuant to the exercise of the Trustee's option set forth in Section 3.06(a) above, of funds in the Distribution Account.

     (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

     SECTION 3.07. Collection Account Statements.

     Copies of any bank statements forwarded by any Servicer to the Trustee in respect of the related Collection Account shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by such Servicer to the Trustee.

     SECTION 3.08. Filing of Reports by Trustee.

     (a) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission, via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2002, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2002, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to furnish to the Trustee promptly, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this section.


                                  ARTICLE IV

                                 FLOW OF FUNDS

     SECTION 4.01. Distributions.

     (a) On each Distribution Date, the Trustee shall withdraw funds on deposit in the Distribution Account to the extent of Available Funds for such Distribution Date and make the following disbursements and transfers in the order of priority set forth below and to the extent of such funds, based upon information provided to the Trustee pursuant to Section 4.04(a) hereof.

          (i) to the Holder of the Class A-R Certificate, the related Interest Distributable Amount for that date;

          (ii) to the Holders of the Class A-1, Class A-2, Class A-3 and Class X Certificates, the related Interest Distributable Amounts for that date, pro rata (based on the Interest Distributable Amount to which each such Class is entitled); and

          (iii) from the Principal Distribution Amount for such Distribution Date, an amount equal to the Senior Principal Distribution Amount for that date, as follows:

               (A) first, to the Holder of Class A-R Certificate, until the Class Certificate Principal Balance of such Class is reduced to zero, and

               (B) second, sequentially, to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the respective Class Certificate Principal Balances of such Classes are reduced to zero;

          (iv) the Available Funds remaining after giving effect to the distributions specified in subsections (i), (ii) and (iii) above will be distributed to the Certificateholders in the following order of priority:

               (A) to the Holders of the Class B-1 Certificates, the related Interest Distributable Amount for that date;

               (B) to the Holders of the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

               (C) to the Holders of the Class B-2 Certificates, the related Interest Distributable Amount for that date;

               (D) to the Holders of the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

               (E) to the Holders of the Class B-3 Certificates, the related Interest Distributable Amount for that date;

               (F) to the Holders of the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

               (G) to the Holders of the Class B-4 Certificates, the related Interest Distributable Amount for that date;

               (H) to the Holders of the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

               (I) to the Holders of the Class B-5 Certificates, the related Interest Distributable Amount for that date;

               (J) to the Holders of the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

               (K) to the Holders of the Class B-6 Certificates, the related Interest Distributable Amount for that date;

               (L) to the Holders of the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero; and

               (M) to the Holder of the Class A-R Certificate, any Available Funds then remaining.

     (b) Amounts to be paid to the Holders of a Class of Certificates shall be payable with respect to all Certificates of that Class, pro rata, based on the Certificate Principal Balance or Certificate Notional Balance, as applicable, of each Certificate of that Class.

     (c) [Reserved].

     (d) On each Distribution Date, the Interest Distributable Amounts for the Classes of Senior Certificates and Subordinate Certificates on such Distribution Date shall be reduced by the pro rata share of each such Class in:

          (i) Net Prepayment Interest Shortfalls and Relief Act Reductions, based on such Class's Interest Distributable Amount without taking into account such Net Prepayment Interest Shortfalls and Relief Act Reductions;

          (ii) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the related Prepayment Period, the excess of one month's interest at the related Net Loan Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such related Prepayment Period;

          (iii) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the related Prepayment Period, the interest portion of the related Debt Service Reduction or Deficient Valuation; and

          (iv) after the Fraud Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the related Prepayment Period, the excess of one month's interest at the related Net Loan Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

     (e) Notwithstanding the priority and allocation set forth in Section 4.01(a)(iv) above, if with respect to any Class of Subordinate Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayment otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Certificate Principal Balances of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 4.01(a)(iv) above.

     (f) Distributions on Physical Certificates. The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 hereof respecting the final distribution), in the case of Certificateholders of the Physical Certificates, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or by wire transfer. Distributions among Certificateholders of a Class shall be made in proportion to the Percentage Interests evidenced by the Certificates of that Class held by such Certificateholders.

     (g) Distributions on Book-Entry Certificates. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor or the Seller shall have any responsibility therefor.

     SECTION 4.02. [Reserved].

     SECTION 4.03. Allocation of Realized Losses.

     (a) On or prior to each Determination Date, the Trustee shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses, including Excess Losses, with respect to the Mortgage Loans for the related Distribution Date.

     (b) Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses with respect to any Distribution Date shall be allocated as follows:

          (i) Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses (other than Excess Losses) shall be allocated:

          first, to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation) until the Class Certificate Principal Balance of each such Class is reduced to zero; and

          second, to the Senior Certificates, other than the Class X Certificates, pro rata, until the Class Certificate Principal Balance of each Class of Senior Certificates is reduced to zero;

          (ii) any Excess Losses on the Mortgage Loans shall be allocated to the Classes of Senior Certificates and Subordinate Certificates, pro rata, on the basis of the respective Class Certificate Principal Balances of such Classes of Senior Certificates and Subordinate Certificates.

     (c) The Class Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Principal Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses and Excess Losses on such Distribution Date) exceeds the aggregate of the Stated Principal Balances of all the Mortgage Loans for the following Distribution Date.

     (d) Any Realized Loss, Bankruptcy Loss, Fraud Loss, Special Hazard Loss or Excess Loss allocated to a Class of Certificates or any reduction in the Class Certificate Principal Balance of a Class of Certificates pursuant to
Section 4.03(b) or (c) shall be allocated among the Certificates of such Class, pro rata, in proportion to their respective Certificate Principal Balances.

     (e) Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to Section 4.03(b) or (c) shall be accomplished by reducing the Certificate Principal Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Principal Balance".

     SECTION 4.04. Statements.

     (a) On each Distribution Date, based, as applicable, on information provided to it by the Servicer, the Trustee shall make available to each Holder of the Regular Certificates, the Seller, each Servicer and the Rating Agencies, a statement (the "Distribution Date Statement") as to the distributions made on such Distribution Date:

          (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal;

          (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest;

          (iii) the Pro Rata Senior Percentage, Senior Percentage, Senior Prepayment Percentage, Subordinate Percentage and Subordinate Prepayment Percentage for the following Distribution Date;

          (iv) the aggregate amount of servicing compensation received by each Servicer during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

          (v) the aggregate amount of Advances for the related Due Period and the amount of unreimbursed Advances;

          (vi) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, each as of the related Determination Date;

          (vii) the Pool Balance and Net WAC for all Mortgage Loans at the Close of Business at the end of the related Due Period;

          (viii) the aggregate Principal Balance of the One Year CMT Indexed Mortgage Loans at the Close of Business at the end of the related Due Period;

          (ix) the aggregate Principal Balance of the Six Month LIBOR Indexed Mortgage Loans at the Close of Business at the end of the related Due Period;

          (x) [Reserved];

          (xi) the number, weighted average remaining term to maturity and weighted average Loan Rate of the Mortgage Loans as of the related Due Date;

          (xii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days Delinquent, (b) 60 to 89 days Delinquent, (c) 90 or more days Delinquent, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy, in each case as of the Close of Business on the related Determination Date;

          (xiii) the book value of any REO Property as of the Close of Business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the Close of Business of the last day of the preceding Due Period;

          (xiv) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

          (xv) the aggregate amount of Realized Losses incurred during the related Due Period and the cumulative amount of Realized Losses;

          (xvi) the Class Certificate Principal Balance of each Class of Certificates (other than the Class X Certificates) and the Class Certificate Notional Balances of the Class X Certificates, in each case after giving effect to any distributions made thereon, on such Distribution Date;

          (xvii) the Interest Distributable Amount in respect of each Class of Certificates, for such Distribution Date and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

          (xviii) the aggregate amount of any Prepayment Interest Shortfalls and the Unpaid Interest Shortfall Amount for such Distribution Date, to the extent not covered by payments by the Servicers pursuant to the applicable terms of their respective Servicing Contracts;

          (xix) the Available Funds;

          (xx) the Pass-Through Rate for each Class of Certificates for such Distribution Date; and

          (xxi) the aggregate Principal Balance of Mortgage Loans purchased by each Servicer or the Seller during the related Due Period, and indicating the relevant section of the related Servicing Contract, or the Section of this Agreement, as applicable, requiring or allowing the purchase of each such Mortgage Loan.

     The Trustee will make the Distribution Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and the other parties to this Agreement via the Trustee's internet website and its fax-on-demand service and will forward the Distribution Date Statement to each Rating Agency. The Trustee's fax-on-demand service may be accessed through the fax number 800-735-7777. The Trustee's internet website shall initially be located at "http://www-apps.gis.deutsche-bank.com/invr". Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at 800-735-7777. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and requesting same. The Trustee shall have the right to change the way Distribution Date Statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all the above parties regarding any such changes. The Trustee's obligations pursuant to this Section 4.04 are limited to the extent of its receipt of all necessary information from each Servicer. The Trustee may fully rely upon and shall have no liability with respect to information provided by any Servicer.

     In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

     (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon written request, furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

     (c) On each Distribution Date, the Trustee shall supply an electronic tape to Bloomberg Financial Markets, Inc. in a format acceptable to Bloomberg Financial Markets, Inc. on a monthly basis, and shall supply an electronic tape to Mortgage Information Corporation in a format acceptable to Mortgage Information Corporation on a monthly basis.

     (d) On each Distribution Date, the Trustee shall supply an electronic tape to the Seller containing the following with respect to each Mortgage
Loan:

          (i) the Mortgage Loan identifying number;

          (ii) whether such Mortgage Loan is a Bank of America Loan, a Cendant Loan or an MLCC Loan (and in the case of any MLCC Loan, whether such loan is a Servicing Transferred Loan);

          (iii) the current Loan Rate as of the end of the related Due Period;

          (iv) the related Servicing Fee Rate;

          (v) the current Monthly Payment due as of the end of the related Due Period;

          (vi) the next scheduled Due Date as of the end of the related Due Period;

          (vii) the next Adjustment Date of the Mortgage Loan as of the end of the related Due Period, if applicable;

          (viii) the Stated Principal Balance of the Mortgage Loan immediately prior to the related Due Period;

          (ix) the Stated Principal Balance of the Mortgage Loan as of the end of the related Due Period;

          (x) the Stated Principal Balance of the Mortgage Loan as of the end of the related Due Period, but only to the extent of principal actually received, not advanced;

          (xi) the aggregate of all interest received on the Mortgage Loan, including Advances;

          (xii) the related Servicing Fee;

          (xiii) the aggregate of all scheduled principal payments received on the Mortgage Loans, including Advances;

          (xiv) Principal Prepayments in part;

          (xv) Principal Prepayments in full;

          (xvi) the delinquency status of the Mortgage Loan (i.e., 0, 30, 60, 90+ days Delinquent);

          (xvii) an indication as to whether the obligor on the Mortgage Loan is in bankruptcy;

          (xviii) an indication as to whether the Mortgage Loan is in foreclosure;

          (xix) an indication as to whether the related Mortgaged Property has become an REO Property;

          (xx) the date of bankruptcy, if any;

          (xxi) the date of foreclosure, if any;

          (xxii) the date on which the related Mortgaged Property became an REO Property;

          (xxiii) for each Mortgage Loan for which a Liquidation Event has occurred, whether such Mortgage Loan (i) has been paid in full, (ii) is a Liquidated Mortgage Loan or (iii) has been repurchased or replaced;

          (xxiv) the date after which the Stated Principal Balance of the Mortgage Loan is zero;

          (xxv) the Stated Principal Balance of the Mortgage Loan on the date on which a Liquidation Event occurs;

          (xxvi) Liquidation Proceeds;

          (xxvii) Net Liquidation Proceeds;

          (xxviii) Realized Losses;

          (xxix) Net Prepayment Interest Shortfalls;

          (xxx) Relief Act Reductions;

          (xxxi) the aggregate of all scheduled interest received on the Mortgage Loans, excluding Advances;

          (xxxii) the aggregate of all scheduled principal received on the Mortgage Loans, excluding Advances;

          (xxxiii) the current amount of Advances outstanding;

          (xxxiv) the amount advanced by the related Servicer;

          (xxxv) the amount of principal advanced by the related Servicer; and

          (xxxvi) the amount of interest advanced by the related Servicer.


                                   ARTICLE V

                               THE CERTIFICATES

     SECTION 5.01. The Certificates.

     Each of the Class A-1, Class A-2 and Class A-3 Certificates shall be substantially in the form annexed hereto as Exhibit A, the Class X Certificates shall be substantially in the form annexed hereto as Exhibit B, the Class A-R Certificate shall be substantially in the form annexed hereto as Exhibit C, and each of the Subordinate Certificates shall be substantially in the form annexed hereto as Exhibit D. Each of the Certificates shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Regular Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral dollar multiples of $1 in excess thereof, except that one Certificate of each such Class of Certificates may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Class Certificate Principal Balance or Class Certificate Notional Balance of such Class on the Closing Date. The Class A-R Certificate is issuable only in a Percentage Interest of 100%.

     The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to
Section 5.02(c), the Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall be Book-Entry Certificates. The Class A-R Certificate and the Class B-4, Class B-5 and Class B-6 Certificates shall be Physical Certificates.

     SECTION 5.02. Registration of Transfer and Exchange of Certificates.

     (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph (or the deemed surrender of a Certificate pursuant to Section 8.17(e) and, in the case of a Private Certificate or Class A-R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee or the Certificate Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee, the Certificate Registrar and their respective agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

     (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository, upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the Seller's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate definitive, fully registered certificates (the "Definitive Certificates"). Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit I under the 1933 Act and, if so required by the Trustee and the Depositor, a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor is delivered to the Trustee and Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor) or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit J) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit I) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of an ERISA-Restricted Certificate that is also a Physical Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor (such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto), to the effect that such transferee is not an employee benefit plan subject to
Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase and holding of such ERISA-Restricted Certificate that is also a Physical Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Depositor to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate that is also a Physical Certificate to an employee benefit plan subject to ERISA or Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     In the case of an ERISA-Restricted Certificate that is also a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Trustee by the transferee's acceptance of such ERISA-Restricted Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

     No transfer of a Certificate that is subject to a Call Option and that is also a Physical Certificate shall be made unless the Trustee shall have received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that such transferee is neither an employee benefit plan or other plan or arrangement subject to Section 406 of ERISA or to Section 4975 of the Code that is sponsored by the Senior Call Option Holder with respect to that Certificate or by an affiliate of the Senior Call Option Holder, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer. In the case of a Certificate that is subject to a Call Option and that is also a Book-Entry Certificate such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of such Certificate that is subject to a Call Option and that is also a Book-Entry Certificate.

     To the extent permitted under applicable law (including, but not limited to, ERISA), neither the Trustee nor the Certificate Registrar shall have any liability to any Person for any registration of transfer of any ERISA-Restricted Certificate or Certificate that is subject to a Call Option that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee or the Certificate Registrar in accordance with the foregoing requirements. In addition, neither the Trustee nor the Certificate Registrar shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA-Restricted Certificate or Certificate subject to a Call Option, in each case in the form of a Book-Entry Certificate, and neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in the Prospectus Supplement and this Agreement.

     (e) Each Person who has or who acquires any Ownership Interest in the Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in the Class A-R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in the Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in the Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of the Class A-R Certificate unless, in addition to the certificates required to be delivered under subsection
     (b) above, the Trustee shall have been furnished with an affidavit ("Transfer Affidavit") of the initial owner or proposed transferee in the form attached hereto as Exhibit L.

          (iii) In connection with any proposed transfer of any Ownership Interest in a Class A-R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

               A. a Transferor Certificate in the form of Exhibit K hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring an Ownership Interest in the Class A-R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

               B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class A-R Certificate.

          (iv) Any attempted or purported Transfer of any Ownership Interest in the Class A-R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of the Class A-R Certificate, then the prior Holder of the Class A-R Certificate that is a Permitted Transferee shall, upon discovery that the registration of Transfer of the Class A-R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of the Class A-R Certificate. Neither the Trustee nor the Certificate Registrar shall have any liability to any Person for any registration of Transfer of the Class A-R Certificate that is in fact not permitted by this Section or for making any distributions due on the Class A-R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of the Class A-R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on the Class A-R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the last Holder of the Class A-R Certificate that is a Permitted Transferee.

          (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Class A-R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of the Class A-R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of the Class A-R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of the Class A-R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of the Class A-R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in the Class A-R Certificate as a result of its exercise of such discretion.

          (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Class A-R Certificate in violation of the restrictions in this Section, then the Trustee upon receipt of reasonable compensation will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee and the Servicer, in form and substance satisfactory to the Trustee,
(i) written notification from the Rating Agencies that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause either REMIC hereunder to fail to qualify as a REMIC.

     (f) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

     SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04. Persons Deemed Owners.

     The Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 hereof and for all other purposes whatsoever, and none of the Trust, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

     SECTION 5.05. Appointment of Paying Agent.

     (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 hereof and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Accounts pursuant to Section 3.05(a) hereof and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

     (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.


                                  ARTICLE VI

            THE SELLER AND THE DEPOSITOR; RESIGNATION OF SERVICERS

     SECTION 6.01. Liability of the Seller and the Depositor.

     The Seller shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     SECTION 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Seller or the Depositor.

     Any entity into which the Seller or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller or the Depositor shall be a party, or any corporation succeeding to the business of the Seller or the Depositor, shall be the successor of the Seller or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 6.03. [Reserved].

     SECTION 6.04. Resignation of Servicers.

     In addition to any requirements imposed by the Servicing Contracts with regard to the resignation of Servicers and appointment of successor Servicers, the Trustee shall not accept the resignation of any Servicer unless and until each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor Servicer stating that the proposed appointment of such successor Servicer as a Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates.


                                  ARTICLE VII

                                    DEFAULT

     SECTION 7.01. Servicer Events of Termination.

     If a Servicer Event of Termination shall occur and be continuing with respect to any Servicer, then, and in each and every such case, for so long as such Servicer Event of Termination shall not have been remedied within the applicable grace period set forth in the related Servicing Contract, the Trustee may, and at the direction of the Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51% shall, exercise all of its rights under the related Servicing Contract to terminate all of the rights and obligations of such Servicer as the servicer under such Servicing Contract in accordance with the terms thereof. Any notice given by the Trustee to the Servicer with respect to the foregoing shall also be given by the Trustee to the Rating Agencies, the Depositor and the Seller.

     In connection with the termination of a Servicer, the Trustee will be entitled to be reimbursed by the Trust Fund (in the event that such Servicer does not timely reimburse the Trustee) for all of the reasonable costs associated with the termination of such Servicer, appointment of any successor Servicer and the transfer of the related servicing to a successor Servicer, including without limitation all reasonable costs and expenses associated with the completion, correction or manipulation of servicing data as may be required to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the successor Servicer to service the related Mortgage Loans properly and effectively.

     SECTION 7.02. Trustee to Act.

     (a) Within not more than 90 days from the date a Servicer receives a notice of termination pursuant to the applicable provisions of the related Servicing Contract, the Trustee shall, subject to the applicable provisions of the related Servicing Contract, be the successor in all respects to such terminated Servicer in its capacity as a servicer under such Servicing Contract and the transactions set forth or provided for in such Servicing Contract and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions of such Servicing Contract arising on and after its succession. As compensation therefor, the Trustee shall be entitled to such compensation as such Servicer would have been entitled to under such Servicing Contract if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to such terminated Servicer under such Servicing Contract in the assumption of all or any part of the responsibilities, duties or liabilities of such terminated Servicer under such Servicing Contract; provided, however, that the appointment of any such successor Servicer shall not result in the qualification, reduction or withdrawal of the ratings that are in effect on the Certificates by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to a Servicer under the related Servicing Contract, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. Notwithstanding anything else herein to the contrary, in no event shall the Trustee be personally liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

     (b) The Trustee as successor to a Servicer shall, during the term of its service as a Servicer, continue to service and administer the related Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as a Servicer under the related Servicing Contract and a Fidelity Bond in respect of its officers, employees and agents to the same extent as each Servicer is so required pursuant to the applicable provisions of such Servicing Contract.

     SECTION 7.03. Waiver of Servicer Events of Termination.

     The Majority Certificateholders may, on behalf of all Certificateholders, by notice in writing to the Trustee, direct the Trustee to waive any events permitting removal of any Servicer as a servicer pursuant to the related Servicing Contract, provided, however, that the Majority Certificateholders may not waive an event that results in a failure to make any required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a Servicer Event of Termination, such event shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

     SECTION 7.04. Notification to Certificateholders.

     (a) Upon any termination or appointment of a successor to any Servicer pursuant to the related Servicing Contract, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

     (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination of which a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such Servicer Event of Termination shall have been waived or cured.


                                 ARTICLE VIII

                                  THE TRUSTEE

     SECTION 8.01. Duties of Trustee.

     The Trustee, prior to the occurrence of a Servicer Event of Termination and after the curing or waiver of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured or waived) of which a Responsible Officer has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee will not be responsible for the accuracy or content of any such resolutions, certificates, statements, opinions, reports, documents or other instruments. If any such instrument is found not to conform to the requirements of this Agreement in a material manner the Trustee shall take such action as it deems appropriate to have the instrument corrected.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) prior to the occurrence of a Servicer Event of Termination, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

          (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Holders of Certificates as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) the Trustee shall not be charged with knowledge of any Servicer Event of Termination unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such Servicer Event of Termination from the related Servicer or the Majority Certificateholders.

     The Trustee acknowledges that, in respect of each of the Servicers and the related Mortgage Loans:

          (A) the Bank of America Loans are being serviced by Bank of America in accordance with the provisions of the Bank of America Servicing Contract and the Trustee agrees to enforce its rights against Bank of America as servicer thereunder;

          (B) the Cendant Loans are being serviced by Cendant in accordance with the provisions of the MLCC Servicing Contract and the Trustee agrees to enforce its rights (other than any rights contained in Section 7.01 or Section 7.02 thereof) against Cendant as servicer thereunder; and

          (C) the MLCC Loans are being serviced by MLCC in accordance with the provisions of the MLCC Servicing Contract and the Trustee agrees to enforce its rights (other than any rights contained in Section 7.01 or Section 7.02 thereof) against MLCC as servicer thereunder.

     Further, the Trustee agrees:

          (I) as assignee of the Bank of America Servicing Contract and the Bank of America Loans, to be bound by all the terms, covenants and conditions of the Bank of America Servicing Contract as if the Trustee were the "Purchaser" thereunder; and

          (II) as assignee of the MLCC Servicing Contract, the Cendant Loans and the MLCC Loans, to be bound by all the terms, covenants and conditions of the MLCC Servicing Contract (other than the provisions of Section 7.01 and Section 7.02 thereof) as if the Trustee were the "Owner" thereunder.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of a Servicer under the related Servicing Contract, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, such Servicer in accordance with the terms of such Servicing Contract.

     SECTION 8.02. Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 8.01 hereof:

          (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe;

          (ii) the Trustee may consult with counsel and any written advice of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

          (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of a Servicer Event of Termination and after the curing or waiver of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. If any Servicer fails to reimburse the Trustee in respect of the reasonable expense of every such examination relating to such Servicer, the Trustee shall be reimbursed by the Trust Fund;

          (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of any Servicer until such time as the Trustee may be required to act as the Servicer pursuant to the related Servicing Contract and thereupon only for the acts or omissions of the Trustee as a successor Servicer;

          (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, but shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney or custodian appointed by the Trustee in good faith; and

          (viii) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     SECTION 8.03. Trustee Not Liable for Certificates, Mortgage Loans or Additional Collateral.

     The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document or of MERS or the MERS System. The Trustee shall not be accountable for the use or application by any Servicer, or for the use or application of any funds paid to any Servicer in respect of related Mortgage Loans or deposited in or withdrawn from the applicable Collection Account by such Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of a Servicer pursuant the applicable provisions of the related Servicing Contract); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of a Servicer pursuant to the applicable provisions of the related Servicing Contract); the compliance by the Depositor or the Seller with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of a Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to the applicable provisions of the related Servicing Contract, and then only for the acts or omissions of the Trustee as a successor Servicer), any Sub-Servicer or any Mortgagor; any action of any Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant the applicable provisions of the related Servicing Contract), or any Sub-Servicer taken in the name of the Trustee; the failure of any Servicer or any Sub-Servicer to act or perform any duties required of it as agent of the Trustee under the related Servicing Contract; or any action by the Trustee taken at the instruction of any Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to the applicable provisions of the related Servicing Contract, and then only for the actions of the Trustee as a successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement or under each Servicing Contract, including, without limitation, the Trustee's duty to review the Mortgage Files, if so required pursuant to Section 2.01 of this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become a successor Servicer).

     SECTION 8.04. Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact any banking and trust business with the Seller, any Servicer, the Depositor or their Affiliates with the same rights as it would have if it were not Trustee.

     SECTION 8.05. Trustee's Fees and Expenses.

     The Trustee, as compensation for all services rendered by the Trustee in the exercise and performance of any of the powers and duties hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trust Fund shall pay or reimburse the Trustee upon request on any Distribution Date for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement during the related Due Period (including but not limited to Section 7.01 and Section 8.02(v) hereof and including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders or the Trustee hereunder. On each such Distribution Date, the Trustee shall be entitled to withdraw from the Distribution Account the amount of such payment or reimbursement for such Distribution Date. In addition, the Trust Fund shall indemnify the Trustee and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred by reason of its participation in the transactions contemplated hereby or in connection with any legal action relating to this Agreement, the Trust Fund or the Certificates, including, without limitation, all reasonable attorneys' and consultants' fees, expenses and court costs, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder. This section shall survive termination of this Agreement or the resignation or removal of the Trustee hereunder.

     SECTION 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of BBB by S&P and Fitch and a short-term rating of at least F-1 by Fitch, if rated by Fitch, and in one of S&P's two highest short-term rating categories, and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

     SECTION 8.07. Resignation or Removal of Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Seller and the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If the Depositor removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     The Majority Certificateholders may at any time remove the Trustee by written instrument or instruments delivered to the Depositor and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08 hereof.

     SECTION 8.08. Successor Trustee.

     Any successor Trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and the Seller and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 hereof and the appointment of such successor Trustee shall not result in a downgrading of the Senior Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

     SECTION 8.09. Merger or Consolidation of Trustee.

     Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and 8.08 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, each Servicer and the Trustee acting jointly shall have the power, and the Trustee shall, and shall instruct such Servicer to, execute and deliver all instruments to appoint one or more Persons, with the consent of the Depositor, which consent shall not be unreasonably withheld, approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicers and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of each Servicer. If a Servicer Event of Termination shall have occurred and be continuing with respect to one or more Servicers, the remaining Servicers--or, if a Servicer Event of Termination shall have occurred and be continuing with respect to all of the Servicers, the Trustee alone--shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereof, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08 hereof.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer under the related Servicing Contract), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) each Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that if a Servicer Event of Termination shall have occurred and be continuing with respect to one or more Servicers, the remaining Servicers--or, if a Servicer Event of Termination shall have occurred and be continuing with respect to all of the Servicers, the Trustee alone--may accept the resignation or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and each Servicer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     SECTION 8.11. Limitation of Liability.

     The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     SECTION 8.12. Trustee May Enforce Claims Without Possession of
Certificates.

     (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

     (b) The Trustee shall afford the Seller, the Depositor and each Certificateholder upon reasonable notice during normal business hours at its Corporate Trust Office or other office designated by the Trustee, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Depositor and any requesting Certificateholder with its most recent audited financial statements. The Trustee shall cooperate fully with the Seller, the Depositor and such Certificateholder and shall, subject to the first sentence of this Section 8.12(b), make available to the Seller, the Depositor and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

     SECTION 8.13. Suits for Enforcement.

     In case a Servicer Event of Termination by any Servicer under the related Servicing Contract or other default by the Depositor hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under such Servicing Contract or under this Agreement, as the case may be, by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     SECTION 8.14. Waiver of Bond Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     SECTION 8.15. Waiver of Inventory, Accounting and Appraisal Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

     SECTION 8.16. Appointment of Custodians.

     The Trustee may appoint one or more custodians to hold all or a portion of the related Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The custodian may at any time be terminated and a substitute custodian appointed therefor by the Trustee. Subject to this
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such custodian. Each custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Pursuant to the applicable provisions of each Servicing Contract, the applicable Servicer shall pay from its own funds, without any right to reimbursement, the fees, costs and expenses of each custodian (including the costs of custodian's counsel).

     SECTION 8.17. Call Options.

     (a) During the Call Option Period, the Senior Call Option Holder may exercise its Senior Call Option with respect to each Class A-1, Class A-2 and Class A-3 Certificate, in each case by providing written notice to the Trustee; provided, however, that with respect to each such Class of Certificates, the Senior Call Option Holder may only exercise its Call Options with respect to all, but no fewer than all, of the outstanding Certificates of such Class.

     (b) At the end of the Call Option Period, the Trustee shall notify each Holder of a Class A-1, Class A-2 and Class A-3 Certificate for which the related Senior Call Option was exercised, in each case consistent with the notification requirements of Section 10.01(b).

     (c) Pursuant to Section 5 of the Senior Call Option Agreement, the Senior Call Option Holder has agreed to deposit into the Distribution Account (by wire transfer in immediately available funds to the Trustee), no later than one (1) Business Day prior to the Call Option Date, the Call Option Purchase Price for each Certificate for which the Senior Call Option Holder has exercised its Call Option.

     (d) On the Call Option Date, with respect to each Class A-1, Class A-2 and Class A-3 Certificate for which the related Call Option was exercised, the Trustee shall withdraw from the Distribution Account the applicable Call Option Purchase Price and distribute it to the related Certificateholder by wire transfer in immediately available funds for the account of such Certificateholder, or by any other means of payment as specified by such Certificateholder and at the address of such Holder appearing in the Certificate Register, provided that such payment shall only be made after presentation and surrender of the Certificate if the Certificates are no longer held in book-entry form.

     (e) With respect to each Book-Entry Certificate for which the Senior Call Option Holder has exercised the related Call Option and deposited the aggregate applicable Call Option Purchase Price into the Distribution Account on the Call Option Date, the transfer of the Ownership Interest in such Book-Entry Certificate to the Senior Call Option Holder, as Certificate Owner, shall be effected by the applicable Depository Participant (or the applicable indirect participant in the Depository, as the case may be) upon notice by the Trustee. Upon such transfer, the Certificate Owner of such Book-Entry Certificate prior to such exercise of such Call Option shall cease to have any Ownership Interest in such Book-Entry Certificate on or after the Call Option Date. Notwithstanding any provision herein to the contrary, with respect to each Definitive Certificate for which the Senior Call Option Holder has exercised the related Call Option and deposited the aggregate applicable Call Option Purchase Price into the Distribution Account on the Call Option Date, the Holder of such Definitive Certificate prior to such exercise of such Call Option shall be deemed to have surrendered such Definitive Certificate to the Certificate Registrar for transfer to the Senior Call Option Holder. On the Call Option Date, the Trustee shall cause the Certificate Registrar to note in the Certificate Register the registration of the transfer of such Definitive Certificate to the Senior Call Option Holder, and the Senior Call Option Holder shall be recognized as the Record Holder of such Definitive Certificate. Each Holder of a Class A-1, Class A-2 or Class A-3 Certificate is deemed, by acceptance of any such Certificate, to acknowledge and accept the provisions of this Section 8.17(e).

     The Trustee shall treat each Call Option as a contractual right combined with a regular interest within the meaning of Treasury regulation ss. 1.860G-2(i) and will account for such Call Option separately from the corresponding Class A-1, Class A-2 or Class A-3 Certificate.


                                  ARTICLE IX

                             REMIC ADMINISTRATION

     SECTION 9.01. REMIC Administration.

     (a) As set forth in the Preliminary Statement to this Agreement, two REMIC elections shall be made by the Trustee on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests in each REMIC and the related residual interest shall be as designated in the Preliminary Statement. Following the Closing Date, the Trustee shall apply to the IRS for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable method.

     (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC created hereunder within the meaning of section 86OG(a)(9) of the Code.

     (c) Except as provided in subsection (d) of this Section 9.01, the Seller shall pay any and all tax related expenses (not including taxes) of each REMIC created hereunder, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Seller in fulfilling its duties hereunder (including its duties as tax return preparer). The Seller shall be entitled to reimbursement of expenses referred to in clause (i) above from the Distribution Account.

     (d) The Trustee shall prepare, sign and file, all of the federal and state tax and information returns of each REMIC created hereunder as the direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee. Notwithstanding the foregoing, the Trustee shall have no obligation to prepare, file or otherwise deal with partnership tax information or returns. In the event that partnership tax information or returns are required by the Internal Revenue Service, the Seller, at its own cost and expense, will prepare and file all necessary returns.

     (e) The Holder of the Class A-R Certificate at any time shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each REMIC created hereunder and shall act as Tax Matters Person for each such REMIC. The Trustee, as agent for the Tax Matters Person, shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the Transfer of the Class A-R Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (f) The Trustee (to the extent that the affairs of the REMICs are within its control and the scope of its specific responsibilities under the Agreement) and the Holders of Certificates shall take any action or cause any REMIC created hereunder to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class A-R Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any such REMIC to take any action which is not expressly permitted under the terms of this Agreement, any Holder of the Class A-R Certificate will consult with the Trustee or its designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and no such Person shall take any such action or cause any REMIC created hereunder to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. Should the Trustee choose to consult tax counsel as permitted under Section 8.02(a)(ii) in advising any Holder of the Class A-R Certificate that a proposed action may result in an Adverse REMIC Event, fees and expenses related to such consultation with tax counsel shall be paid from the Distribution Account.

     (g) Each Holder of the Class A-R Certificate shall pay when due any and all taxes imposed on each REMIC created hereunder by federal or state governmental authorities. To the extent that such Trust taxes are not paid by the Class A-R Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Class A-R Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in each such REMIC, as the case may be.

     (h) The Trustee, as agent for the Tax Matters Person, shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC created hereunder, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

     (j) The Trustee shall not enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services.

     SECTION 9.02. Prohibited Transactions and Activities.

     Neither the Depositor nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to
(i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC created hereunder, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC created hereunder after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or of the interests therein other than the Class A-R Certificate as the "residual interest" therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause any REMIC created hereunder to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.


                                   ARTICLE X

                                  TERMINATION

     SECTION 10.01. Termination.

     (a) The respective obligations and responsibilities of the Seller, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan, (iii) the optional purchase by the Holder of the Class A-R Certificate of the Mortgage Loans as described below and (iv) the Latest Possible Maturity Date. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Holder of the Class A-R Certificate may, at its option, terminate this Agreement on any date on which the aggregate of the Principal Balances of the Mortgage Loans on such date is 1% or less of the aggregate of the Cut-Off Date Principal Balance of the Mortgage Loans, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (i) the outstanding Stated Principal Balances of the Mortgage Loans (other than in respect of REO Properties), (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property and (iii) in all cases, accrued and unpaid interest thereon at the weighted average of the Adjusted Loan Rates through the end of the Due Period preceding the final Distribution Date, plus unreimbursed Servicing Advances and any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties, plus all amounts, if any, then due and owing to the Trustee under this Agreement (the "Termination Price").

     In connection with any such purchase pursuant to the preceding paragraph, the Trustee shall direct each Servicer to deposit in the Distribution Account all amounts then on deposit in each related Collection Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) Notice of any termination pursuant to the second paragraph of Section 10.01(a), specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the Holder of the Class A-R Certificate, by letter to the Certificateholders mailed not earlier than the 10th day and not later than the 19th day of the month immediately preceding the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

     (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 4.01 hereof for such Distribution Date.

     (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate account for the benefit of such Certificateholders, and the Trustee shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Class A-R Certificateholder for payment.

     SECTION 10.02. Additional Termination Requirements.

     (a) In the event that the Class A-R Certificateholder exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not
(i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause the REMIC constituting the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) within 90 days prior to the final Distribution Date, the Trustee shall adopt and sign a plan of complete liquidation of the REMIC meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

          (ii) at or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Class A-R
     Certificateholder for cash pursuant to the terms of the plan of complete liquidation; and

          (iii) at the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited to the Holders of each Class of the Certificates, the related Class Certificate Principal Balance of the Class, plus one month's interest thereon at the applicable Pass-Through Rate, and the Trust shall terminate at such time.

     (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.


                                  ARTICLE XI

                                  [RESERVED]


                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     SECTION 12.01. Amendment.

     This Agreement may be amended from time to time by Seller, the Depositor and the Trustee; and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through (iii) above shall be deemed not to adversely affect in any material respect the interests of any Certificateholder, if evidenced by (i) written notice to the Depositor, the Seller and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency or (ii) an Opinion of Counsel delivered to the Trustee.

     In addition, this Agreement may be amended from time to time by Seller, the Depositor and the Trustee with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates that are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause
(y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies.

     Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by and at the expense of the Person seeking such Amendment (unless such Person is the Trustee, in which case the Trustee shall be entitled to be reimbursed for such expenses by the Trust pursuant to Section 8.05 hereof), to the effect that such amendment will not result in the imposition of a tax on any REMIC created hereunder pursuant to the REMIC Provisions or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

     Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this 12.01 Section that affects its rights, duties and immunities under this Agreement or otherwise.

     SECTION 12.02. Recordation of Agreement; Counterparts.

     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at the expense of the Trust, but only upon direction of Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     SECTION 12.03. Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 12.04. Governing Law; Jurisdiction.

     This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     SECTION 12.05. Notices.

     All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, to Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: General Counsel (telecopy number (203) 618-2132), or such other address or telecopy number as may hereafter be furnished to the Depositor and the Trustee in writing by the Seller, (b) in the case of the Trustee, to Bankers Trust Company of California, N.A., 1761 East St. Andrew Place, Santa Ana, CA 92705-4934,
Attention: HarborView 2001-1 (telecopy number (714) 247-6285), with a copy to the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Depositor and the Seller in writing by the Trustee, (c) in the case of the Depositor, to Greenwich Capital Acceptance, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Legal (telecopy number (203) 618-2132), or such other address or telecopy number as may be furnished to the Seller and the Trustee in writing by the Depositor. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

     SECTION 12.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 12.07. Article and Section References.

     All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

     SECTION 12.08. Notice to the Rating Agencies.

     The Trustee shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

          (i) any material change or amendment to this Agreement;

          (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

          (iii) the resignation or termination of a Servicer or the Trustee;

          (iv) the final payment to Holders of the Certificates of any Class;

          (v) any change in the location of any Account; and

          (vi) if the Trustee is acting as a successor Servicer pursuant to any Servicing Contract, any event that would result in the inability of the Trustee to make Advances.

     Any such notice pursuant to this Section 12.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041; and to Fitch, Inc., One State Street Plaza, New York, New York 10004.

     SECTION 12.09. Further Assurances.

     Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

     SECTION 12.10. Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     SECTION 12.11. Acts of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing, and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Seller. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 12.11.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

     IN WITNESS WHEREOF, the Depositor, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                           GREENWICH CAPITAL FINANCIAL
                                             PRODUCTS, INC., as Seller


                                           By:/s/ Frank Skibo
                                              --------------------------------
                                              Name:  Frank Skibo
                                              Title: Vice President



                                           GREENWICH CAPITAL ACCEPTANCE, INC.,
                                             as Depositor


                                           By: /s/ Frank Skibo
                                               -------------------------------
                                               Name:  Frank Skibo
                                               Title: Vice President



                                           BANKERS TRUST COMPANY OF
                                             CALIFORNIA, N.A.,
                                             as Trustee


                                           By: /s/ Barbara J. Campbell
                                               -------------------------------
                                               Name:  Barbara J. Campbell
                                               Title:  Assistant Secretary

STATE OF CONNECTICUT)
                    ) ss.:
COUNTY OF FAIRFIELD )


     On the 26th day of February 2001, before me, a notary public in and for said State, personally appeared Frank Skibo known to me to be a Sr. Vice President of Greenwich Capital Acceptance, Inc., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Deborah McMahon
                                            ----------------------------------
         Notary Public

STATE OF CONNECTICUT)
                     ) ss.:
COUNTY OF FAIRFIELD  )


     On the 26th day of February 2001, before me, a notary public in and for said State, personally appeared Frank Skibo known to me to be a Sr. Vice President of Greenwich Capital Financial Products, Inc., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Deborah McMahon
                                            ----------------------------------
         Notary Public

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF ORANGE        )


     On the 23rd day of February 2001, before me, a notary public in and for said State, personally appeared Barbara Campbell known to me to be a Assistant Secretary of Bankers Trust Company of California, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Keith Lam
                                            ----------------------------------
         Notary Public

                                   EXHIBIT A

                          FORM OF SENIOR CERTIFICATE

                            CLASS A-[ ] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

EACH TRANSFEREE AND THE HOLDER OF THIS CERTIFICATE AGREES, BY ITS ACCEPTANCE HEREOF, THAT IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 408 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE CODE, THAT IS SPONSORED BY THE SENIOR CALL OPTION HOLDER WITH RESPECT TO THIS CERTIFICATE OR BY AN AFFILIATE OF THE SENIOR CALL OPTION HOLDER, NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE IN CONTRAVENTION OF THE FOREGOING SHALL BE VOID AND OF NO EFFECT.

Certificate No.                         :        [           ]

Cut-Off Date                            :        February 1, 2001

First Distribution Date                 :        March 20, 2001

Initial Certificate Principal
Balance of this Certificate
("Denomination")                        :        $[           ]

Original Class Certificate
Principal Balance of this
Class                                   :        $[           ]

Percentage Interest                     :        [           ]%

Pass-Through Rate                       :        Fixed Initial

CUSIP                                   :        [           ]

Class                                   :        [           ]

Assumed Final Distribution Date         :        February 19, 2031

                    HarborView Mortgage Loan Trust 2001-1,
                   Mortgage Loan Pass-Through Certificates,
                                 Series 2001-1
                                  Class A-[ ]

     evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of first lien adjustable rate mortgage loans (the "Mortgage Loans") purchased from others by

               GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, any Servicer or the Trustee referred to below or any of their respective affiliates.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Agreement") among the Depositor, Greenwich Capital Financial Products, Inc. ("GCFP"), as seller (the "Seller"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Certificate also incorporates the terms, provisions and conditions of the Senior Call Option Agreement, dated as of February 1, 2001 (the "Call Agreement"), entered into by the Trustee on behalf of the Holder of this Certificate, to which agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. Under the Call Agreement the Senior Call Option Holder has the right, during the Call Option Period, to require the Holder of this Certificate to sell this Certificate to the Senior Call Option Holder. The Holder of this Certificate, by its acceptance of this Certificate, agrees, upon the exercise by the Senior Call Option Holder of the Senior Call Option in respect of this Certificate, to sell this Certificate to the Senior Call Option Holder on the Call Option Date.

     Each transferee and the Holder of this Certificate agrees, by its acceptance hereof, that it is not an employee benefit or other plan or arrangement subject to Section 408 of the Employee Retirement Income Security Act of 1974, as amended, or to Section 4975 of the Internal Revenue Code of 1986, as amended, that is sponsored by the Senior Call Option Holder or by an affiliate of the Senior Call Option Holder, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement. Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate in contravention of the foregoing shall be void and of no effect.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  February ___, 2001

                                     HARBORVIEW MORTGAGE LOAN TRUST 2001-1

                                     By:  BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A.,
                                          not in its individual capacity,
                                          but solely as Trustee



                                     By
                                        --------------------------------------




This is one of the Certificates
referenced in the within-mentioned Agreement



By ____________________________________________
     Authorized Signatory of
     Bankers Trust Company of California, N.A., as Trustee

                                   EXHIBIT B



                         FORM OF CLASS A-R CERTIFICATE



SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING PLAN ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINE IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (3) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                         :        1

Cut-Off Date                            :        February 1, 2001

First Distribution Date                 :        March 20, 2001

Initial Certificate Principal
Balance of this Certificate             :        $100

Original Class Certificate              :
Principal Balance of this               :
Class                                   :        $100




Percentage Interest                     :        100%

Pass-Through Rate                       :        Variable

CUSIP                                   :        [            ]

Class                                   :        A-R

Assumed Final Distribution Date         :        February 19, 2031

                     HarborView Mortgage Loan Trust 2001-1
                   Mortgage Loan Pass-Through Certificates,
                                 Series 2001-1
                                   Class A-R

     evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of a pool of first lien adjustable rate mortgage loans (the "Mortgage Loans") purchased from others by


               GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.


     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Agreement") among the Depositor, Greenwich Capital Financial Products, Inc. ("GCFP"), as seller (the "Seller"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

     No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to the Trustee and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit or other plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a person acting on behalf or investing plan assets of any such plan or arrangement, which representation letter shall not be an expense of the Trustee, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement,
(iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. The Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class A-R Certificate in violation of the restrictions mentioned above.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  February ___, 2001

                                   HARBORVIEW MORTGAGE LOAN TRUST 2001-1

                                   By:  BANKERS TRUST COMPANY OF
                                        CALIFORNIA, N.A.,
                                        not in its individual capacity,
                                        but solely as Trustee



                                   By
                                      ----------------------------------------




This is the A-R Certificate
referenced in the within-mentioned Agreement



By ____________________________________________
     Authorized Signatory of
     Bankers Trust Company of California, N.A., as Trustee

                                   EXHIBIT C

                        FORM OF SUBORDINATE CERTIFICATE

                            CLASS B-[ ] CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Applicable to Class B-1, Class B-2 and Class B-3 Certificates only; delete for Class B-4, Class B-5 and Class B-6 Certificates]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         [NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED
(A) UNLESS SUCH TRANSFER IS MADE IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (AS EVIDENCED BY THE INVESTMENT LETTER DELIVERED TO THE TRUSTEE, IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT AND, IF SO REQUIRED BY THE TRUSTEE AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM THE 1933 ACT OR IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR) OR (B) THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE CERTIFYING TO THE DEPOSITOR AND THE TRUSTEE THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.] [Applicable to Class B-4, Class B-5 and Class B-6 Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING PLAN ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.] [Applicable to Class B-4, Class B-5 and Class B-6 Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates]

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                         :        [             ]

Cut-Off Date                            :        February 1, 2001

First Distribution Date                 :        March 20, 2001

Initial Certificate Principal
Balance of this Certificate
("Denomination")                        :        $[            ]

Original Class Certificate
Principal Balance of this
Class                                   :        $[            ]

Percentage Interest                     :        [            ]%

Pass-Through Rate                       :        Fixed Initial

CUSIP                                   :        [            ]

Class                                   :        [            ]

Assumed Final Distribution Date         :        February 19, 2031

                    HarborView Mortgage Loan Trust 2001-1,
                   Mortgage Loan Pass-Through Certificates,
                                 Series 2001-1
                                  Class B-[ ]

     evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of first lien adjustable rate mortgage loans (the "Mortgage Loans") purchased from others by

               GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, any Servicer or the Trustee referred to below or any of their respective affiliates.

     This certifies that [CEDE & CO.] [Applicable to Class B-1, B-2 and B-3 Certificates only] [_________________________] [Applicable to Class B-4, B-5 and B-6 Certificates only]is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Agreement") among the Depositor, Greenwich Capital Financial Products, Inc. ("GCFP"), as seller (the "Seller"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     [No transfer of this Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached to the Pooling and Servicing Agreement, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and the transferee to execute an investment letter (in substantially the form attached to the Pooling and Servicing Agreement) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor.] [Applicable to Class B-4, Class B-5 and Class B-6 Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates]

     [No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to the Trustee and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit or other plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), nor a person acting on behalf of or investing plan assets of any such plan or arrangement, which representation letter shall not be an expense of the Trustee, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.] [Applicable to Class B-4, Class B-5 and Class B-6 Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates]

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  February ___, 2001

                                     HARBORVIEW MORTGAGE LOAN TRUST 2001-1

                                     By:  BANKERS TRUST COMPANY OF
                                          CALIFORNIA, N.A.,
                                          not in its individual capacity,
                                          but solely as Trustee



                                     By
                                        --------------------------------------




This is one of the Certificates
referenced in the within-mentioned Agreement



By _____________________________________________
     Authorized Signatory of
     Bankers Trust Company of California, N.A., as Trustee

                                   EXHIBIT D

                          FORM OF CLASS X CERTIFICATE

                              CLASS X CERTIFICATE

THIS CERTIFICATE IS AN INTEREST ONLY CERTIFICATE, HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL.

NEITHER THIS CERTIFICATE NOR ANY INTEREST IN THIS CERTIFICATE MAY BE OWNED BY A NON-U.S. PERSON.

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.]

Certificate No.                         :        [            ]

Cut-Off Date                            :        February 1, 2001

First Distribution Date                 :       March 20, 2001

Percentage Interest                     :        [            ]%

Pass-Through Rate                       :       Variable

CUSIP                                   :        [            ]

Class                                   :        X

Assumed Final Distribution Date         :       February 19, 2031

                    HarborView Mortgage Loan Trust 2001-1,
                   Mortgage Loan Pass-Through Certificates,
                                 Series 2001-1
                                    Class X

     evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of first lien adjustable rate mortgage loans (the "Mortgage Loans") purchased from others by

               GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

     Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, any Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Agreement") among the Depositor, Greenwich Capital Financial Products, Inc. ("GCFP"), as seller (the "Seller"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: February ___, 2001

                                   HARBORVIEW MORTGAGE LOAN TRUST 2001-1

                                   By:  BANKERS TRUST COMPANY OF
                                        CALIFORNIA, N.A.,
                                        not in its individual capacity,
                                        but solely as Trustee



                                   By
                                      ----------------------------------------




This is one of the Certificates
referenced in the within-mentioned Agreement



By ____________________________________________
     Authorized Signatory of
     Bankers Trust Company of California, N.A., as Trustee

                                   EXHIBIT E

                      Form of Reverse of the Certificates

                     HARBORVIEW MORTGAGE LOAN TRUST 2001-1
            Mortgage Loan Pass-Through Certificates, Series 2001-1
                              Reverse Certificate

                     HARBORVIEW MORTGAGE LOAN TRUST 2001-1
                   Mortgage Loan Pass-Through Certificates,
                                 Series 2001-1

     This Certificate is one of a duly authorized issue of Certificates designated as HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the first Business Day after the Servicer Remittance Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

     Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Seller the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     [Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.] [Applicable to Book-Entry Certificates only; delete for Physical
Certificates.]

     [The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.] [Applicable to Physical Certificates only; delete for Physical Certificates.]

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans in the Trust is less than or equal to 1% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Class A-R Certificateholder may purchase, in whole, from the Trust the Mortgage Loans, at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust and (iii) the Distribution Date in January 2035. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT
----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
   (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________


Dated: _____________

                                      ________________________________________
                                      Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
______________________________________________________________________________,
for the account of____________________________________________________________,
account number ________________________, or, if mailed by check, to __________
______________________________________________________________________________
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________.


     This information is provided by _________________________________________, the assignee named above, or _________________________________________________, as its agent.

                                   EXHIBIT F

                                  [Reserved]

                                  EXHIBIT G-1

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                                                       [date]




Greenwich Capital Acceptance, Inc.                 Greenwich Financial Products, Inc.
600 Steamboat Road                                 600 Steamboat Road
Greenwich, Connecticut 06830                       Greenwich, Connecticut 06830

Bank of America, N.A.                              Cendant Mortgage Corporation
201 N. Tryon Street                                6000 Atrium Way
Charlotte, North Carolina 28255                    Mt. Laurel, New Jersey 08054

Merrill Lynch Credit Corporation
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Attention: Senior Vice President of Secondary
Marketing


     Re: Pooling and Servicing Agreement among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, as Seller, and Bankers Trust Company of California, N.A., as Trustee, HarborView Mortgage Loan Pass-Through Certificates, Series 2001-1
          ---------------------------------------------------------------------

     Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule) it has received:

     (i)    all documents required to be delivered to the Trustee pursuant to
            Section 2.01 of the Pooling and Servicing Agreement are in its possession;

     (ii) such documents have been reviewed by the Trustee and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and

     (iii) based on the Trustee's examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (iii), (xiii), (xiv) and (xviii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.



                                           BANKERS TRUST COMPANY OF
                                      CALIFORNIA, N.A., as Trustee

                                      By:____________________________________
                                      Name:__________________________________
                                      Title:_________________________________

                                  EXHIBIT G-2

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                        FINAL CERTIFICATION OF TRUSTEE

                                                                      [date]


Greenwich Capital Acceptance, Inc.              Greenwich Financial Products, Inc.
600 Steamboat Road                              600 Steamboat Road
Greenwich, Connecticut 06830                    Greenwich, Connecticut 06830

Bank of America, N.A.                           Cendant Mortgage Corporation
201 N. Tryon Street                             6000 Atrium Way
Charlotte, North Carolina 28255                 Mt. Laurel, New Jersey 08054

Merrill Lynch Credit Corporation
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Attention: Senior Vice President of Secondary
Marketing


     Re: Pooling and Servicing Agreement among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, as Seller, and Bankers Trust Company of California, N.A., as Trustee, HarborView Mortgage Loan Pass-Through Certificates, Series 2001-1
          ---------------------------------------------------------------------

     Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (vii) The original Mortgage Note, endorsed either on its face or by allonge attached thereto in the following form: "Pay to the order of Bankers Trust Company of California, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of February 1, 2001, HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1, without recourse", or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note;

     (viii) except as provided below, the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

     (ix) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned to "Bankers Trust Company of California, N.A., as Trustee;

     (x) an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments;

     (xi) the original or a certified copy of lender's title insurance policy; and

     (xii) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

     Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(xiii), (xiv) and (xviii) of the definition of the "Mortgage Loan Schedule" in
Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.



                                              BANKERS TRUST COMPANY OF
                                         CALIFORNIA, N.A., as Trustee

                                         By:__________________________________
                                         Name:________________________________
                                         Title:_______________________________

                                  EXHIBIT G-3

                       FORM OF RECEIPT OF MORTGAGE NOTE


Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830


                   Re:  HarborView Mortgage Loan Trust 2001-1,
                        Mortgage Loan Pass-Through Certificates, Series 2001-1
                        ------------------------------------------------------


Ladies and Gentlemen:


     Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of February 1, 2001, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, as Seller, and Bankers Trust Company of California, N.A., as Trustee, we hereby acknowledge the receipt of the original Mortgage Note with respect to each Mortgage Loan listed on Exhibit 1, with any exceptions thereto listed on Exhibit 2.



                                           BANKERS TRUST COMPANY OF
                                           CALIFORNIA, N.A., as Trustee



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:



Dated:  February 27, 2001

                                   EXHIBIT H

                          FORM OF LOST NOTE AFFIDAVIT


     Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:
Deponent is ______________________ of Greenwich Capital Financial Products (the "Seller") and who has personal knowledge of the facts set out in this affidavit.

     On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

     That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made. The Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

     The Seller executes this Affidavit for the purpose of inducing Bankers Trust Company of California, N.A., as trustee on behalf of HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1, to accept the transfer of the above described loan from the Seller.

     The Seller agrees to indemnify Bankers Trust Company of California, N.A. and Greenwich Capital Acceptance, Inc. and hold them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.


By:  _____________________________
     _____________________________


STATE OF                )
                        )   ss:
COUNTY OF               )


     On this ____ day of _______ 2001, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

     Witness my hand and Notarial Seal this ____ day of _______ 2001.


_______________________
_______________________

My commission expires _______________.

                                   EXHIBIT I

                         FORM OF ERISA REPRESENTATION


Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Bankers Trust Company of California, N.A.
1761 E. St. Andrew Place
Santa Ana, California 92705


               Re:  Pass- HarborView Mortgage Loan Trust 2001-1,
                    Mortgage Loan Through Certificates, Series 2001-1
                    ------------------------------------------------


Ladies and Gentlemen:


     1. The undersigned is the ______________________ of _________________
(the "Transferee"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

     2. The Transferee either (x)(1) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan or using the assets of any such plan or (2) if the Transferee is an insurance company, such Transferee is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

     3. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, as Seller, and Bankers Trust Company of California, N.A., as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

     IN WITNESS WHEREOF, the Transferee has executed this certificate.



                                 ______________________________________
                                 [Transferee]


                                 By:____________________________________
                                    Name:
                                    Title:

                                   EXHIBIT J

                   FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                               [date]


Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Bankers Trust Company of California, N.A.
1761 E. St. Andrew Place
Santa Ana, California 92705


                   Re:  HarborView Mortgage Loan Trust 2001-1,
                        Mortgage Loan Pass-Through Certificates, Series 2001-1
                        ------------------------------------------------------


Ladies and Gentlemen:

          In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor", as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          [NAME OF TRANSFEREE]


                                          By:________________________________
                                                    Authorized Officer

                      FORM OF RULE 144A INVESTMENT LETTER


                                                                    [date]


Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Bankers Trust Company of California, N.A.
1761 E. St. Andrew Place
Santa Ana, California 92705


                   Re:  HarborView Mortgage Loan Trust 2001-1,
                        Mortgage Loan Pass-Through Certificates, Series 2001-1
                        ------------------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                       Very truly yours,

                                       [NAME OF TRANSFEREE]


                                       By:____________________________________
                                                   Authorized Officer

                                                         ANNEX 1 TO EXHIBIT J
                                                         --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $___________ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

               ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

               ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

               ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

               ___ Broker-dealer. The Buyer is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

------------


1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

               ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

               ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

               ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

               ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

               ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

               ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                             ______________________________
                                                   Print Name of Buyer


                                             By:____________________________
                                                Name:
                                                Title:

                                             Date:__________________________

                                                         ANNEX 2 TO EXHIBIT J
                                                         -------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

                    ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                    ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                         _____________________________________
                                         Print Name of Buyer or Adviser


                                         By:__________________________________
                                            Name:
                                            Title:

                                        IF AN ADVISER:


                                        ______________________________________
                                                 Print Name of Buyer


                                        Date:_________________________________

                                   EXHIBIT K

                        FORM OF TRANSFEROR CERTIFICATE

                                                                      [date]


Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Bankers Trust Company of California, N.A.
1761 E. St. Andrews Place
Santa Ana, California 92705


                   Re:  HarborView Mortgage Loan Trust 2001-1,
                        Mortgage Loan Pass-Through Certificates, Series 2001-1
                        ------------------------------------------------------


Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of
Section 5 of the Act, (b) to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (c) no purpose of the proposed disposition of a Class A-R Certificate is to impede the assessment or collection of tax.

                                                     Very truly yours,


                                                     [_______________________]


                                                     By:_______________________

                                   EXHIBIT L

                AFFIDAVIT OF TRANSFER OF CLASS A-R CERTIFICATE
                          PURSUANT TO SECTION 5.02(d)

                    HARBORVIEW MORTGAGE LOAN TRUST 2001-1,
            MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-1


STATE OF                      )
                              )   Ss:
COUNTY OF                     )

The undersigned, being first duly sworn, deposes and says as follows:

1. The undersigned is an officer of , the proposed Transferee of a 100% Ownership ____________________ Interest in the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), dated as of February 1, 2001, relating to the above-referenced Certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, as Seller, and Bankers Trust Company of California, N.A., as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest for its own account.

3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit L to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     8. The Transferee's taxpayer identification number is ____________.

     9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11. The Transferee either (x) is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor is the Transferee acting on behalf of or investing plan assets of such a plan, or (y) if the Transferee is an insurance company, such Transferee is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section V(e) of PTCE 95-60) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day of , 20 .

                                         [NAME OF TRANSFEREE]


                                         By:________________________________
                                            Name:
                                            Title:

[Corporate Seal]

ATTEST:


__________________
[Assistant] Secretary

     Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of _________, 20__.




                                              ___________________________
                                                      NOTARY PUBLIC


                                                   My Commission expires
                                              the ____ day of _________, 20__.

                                                      EXHIBIT 1 to EXHIBIT L


                              Certain Definitions
                              -------------------

          "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, (vi) an "electing large partnership" as set forth in Code Section 775, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of Ownership Interest in the Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States", "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

          "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

          "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                      EXHIBIT 2 to EXHIBIT L


                   Sections 5.02(d) and (e) of the Agreement

     (d) No transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit I under the 1933 Act and, if so required by the Trustee and the Depositor, a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor is delivered to the Trustee and Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor) or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit J) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit I) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of an ERISA-Restricted Certificate that is also a Physical Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor (such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto), to the effect that such transferee is not an employee benefit plan subject to
Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase and holding of such ERISA-Restricted Certificate that is also a Physical Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Depositor to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate that is also a Physical Certificate to an employee benefit plan subject to ERISA or Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     In the case of an ERISA-Restricted Certificate that is also a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Trustee by the transferee's acceptance of such ERISA-Restricted Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

     No transfer of a Certificate that is subject to a Call Option and that is also a Physical Certificate shall be made unless the Trustee shall have received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that such transferee is neither an employee benefit plan or other plan or arrangement subject to Section 406 of ERISA or to Section 4975 of the Code that is sponsored by the Senior Call Option Holder with respect to that Certificate or by an affiliate of the Senior Call Option Holder, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer. In the case of a Certificate that is subject to a Call Option and that is also a Book-Entry Certificate such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of such Certificate that is subject to a Call Option and that is also a Book-Entry Certificate.

     To the extent permitted under applicable law (including, but not limited to, ERISA), neither the Trustee nor the Certificate Registrar shall have any liability to any Person for any registration of transfer of any ERISA-Restricted Certificate or Certificate that is subject to a Call Option that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee or the Certificate Registrar in accordance with the foregoing requirements. In addition, neither the Trustee nor the Certificate Registrar shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA-Restricted Certificate or Certificate subject to a Call Option, in each case in the form of a Book-Entry Certificate, and neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in the Prospectus Supplement and this Agreement.

     (e) Each Person who has or who acquires any Ownership Interest in the Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in the Class A-R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in the Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in the Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of the Class A-R Certificate unless, in addition to the certificates required to be delivered under subsection
     (b) above, the Trustee shall have been furnished with an affidavit ("Transfer Affidavit") of the initial owner or proposed transferee in the form attached hereto as Exhibit L.

          (iii) In connection with any proposed transfer of any Ownership Interest in a Class A-R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

               A. a Transferor Certificate in the form of Exhibit K hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring an Ownership Interest in the Class A-R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

               B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class A-R Certificate.

          (iv) Any attempted or purported Transfer of any Ownership Interest in the Class A-R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of the Class A-R Certificate, then the prior Holder of the Class A-R Certificate that is a Permitted Transferee shall, upon discovery that the registration of Transfer of the Class A-R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of the Class A-R Certificate. Neither the Trustee nor the Certificate Registrar shall have any liability to any Person for any registration of Transfer of the Class A-R Certificate that is in fact not permitted by this Section or for making any distributions due on the Class A-R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of the Class A-R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on the Class A-R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the last Holder of the Class A-R Certificate that is a Permitted Transferee.

          (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Class A-R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of the Class A-R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of the Class A-R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of the Class A-R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of the Class A-R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in the Class A-R Certificate as a result of its exercise of such discretion.

          (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Class A-R Certificate in violation of the restrictions in this Section, then the Trustee upon receipt of reasonable compensation will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee and the Servicer, in form and substance satisfactory to the Trustee,
(i) written notification from the Rating Agencies that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause either REMIC hereunder to fail to qualify as a REMIC.

                                   EXHIBIT M

                                  [Reserved]

                                                                EXHIBIT 99.2

                                                               EXECUTION COPY










                      GREENWICH CAPITAL ACCEPTANCE, INC.,

                                 as Purchaser



                                      and



                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,


                                   as Seller





                       MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of February 1, 2001




                        Adjustable-Rate Mortgage Loans


                     HarborView Mortgage Loan Trust 2001-1


                                                  Table of Contents

                                                                                                      Page
                                                                                                      ----

                                                     ARTICLE I.
                                              DEFINITIONS AND SCHEDULES

         Section 1.01.         Definitions........................................................................1

                                                     ARTICLE II.
                                  SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.01.         Sale of Mortgage Loans.............................................................1
         Section 2.02.         Obligations of the Seller Upon Sale................................................2
         Section 2.03.         Payment of Purchase Price for the Mortgage Loans...................................2

                                                    ARTICLE III.
                                 REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.01.         Seller Representations and Warranties Relating to the Mortgage Loans...............3
         Section 3.02.         Seller's Representations and Warranties............................................3
         Section 3.03.         Remedies for Breach of Representations and Warranties..............................4

                                                     ARTICLE IV.
                                                 SELLER'S COVENANTS

         Section 4.01.         Covenants of the Seller............................................................5

                                                     ARTICLE V.


                                                   INDEMNIFICATION

         Section 5.01.         Indemnification....................................................................5

                                                     ARTICLE VI.
                                                     TERMINATION

         Section 6.01.         Termination........................................................................8

                                                    ARTICLE VII.
                                              MISCELLANEOUS PROVISIONS

         Section 7.01.         Amendment..........................................................................9
         Section 7.02.         Governing Law......................................................................9
         Section 7.03.         Notices............................................................................9
         Section 7.04.         Severability of Provisions.........................................................9
         Section 7.05.         Counterparts.......................................................................9
         Section 7.06.         Further Agreements................................................................10
         Section 7.07.         Intention of the Parties..........................................................10
         Section 7.08.         Successors and Assigns: Assignment of Purchase Agreement..........................10
         Section 7.09.         Survival..........................................................................10

Schedule I:       Mortgage Loan Schedule........................................................................I-1
Schedule II:      [Reserved]...................................................................................II-1
Schedule III:     Seller's Representations and Warranties Relating to Mortgage Loans........................III-A-1


          THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of February 1, 2001 (the "Agreement"), is made and entered into between Greenwich Capital Financial Products, Inc. (the "Seller") and Greenwich Capital Acceptance, Inc. (the "Purchaser").

                              W I T N E S S E T H

          WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the "Mortgage Loans"); and

          WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

          WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, to the Purchaser pursuant to the terms of this Agreement; and

          WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Seller, as seller, and Bankers Trust Company of California, N.A., as trustee (in such capacity, the "Trustee"), the Purchaser will convey the Mortgage Loans to HarborView Mortgage Loan Trust 2001-1 (the "Trust").

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I.

                           DEFINITIONS AND SCHEDULES

     Section 1.01. Definitions. | | |Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement or the related Prospectus Supplement dated February 22, 2001 (the "Prospectus Supplement").


                                 ARTICLE II.

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of Mortgage Loans. |The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date (and all principal received before the Cut-Off Date to the extent such principal relates to a Monthly Payment due after the Cut-Off
Date); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) any Additional Collateral; and (v) all proceeds of any of the foregoing.

     Section 2.02. Obligations of the Seller Upon Sale. |In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance and such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

          In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the documents described in Section 2.01 of the Pooling and Servicing Agreement.

          The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trustee, or a custodian appointed pursuant to the Pooling and Servicing Agreement to act on behalf of the Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

          The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, now existing or hereafter created, conveyed to it pursuant to Section 2.01.

          The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

     Section 2.03. Payment of Purchase Price for the Mortgage Loans. | In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $274,180,893.33 and to transfer to the Seller or its designee on the Closing Date the Class A-R Certificate (collectively, the "Purchase Price"). The Seller shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any.

                                 ARTICLE III.

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. |The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the MLCC Originated Loans and the Bank of America Originated Loans, respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

     Section 3.02. Seller's Representations and Warranties. |The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

          (i) the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

          (ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or laws in relation to the rights of creditors of federally insured financial institutions;

          (iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

          (iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

          (vi) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vii) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the Purchase Price by the Purchaser, the Purchaser will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances;

          (viii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

          (ix) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

          (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

          (x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

     Section 3.03. Remedies for Breach of Representations and Warranties. | It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trustee, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and (ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 shall be as set forth in Section 2.03 of the Pooling and Servicing Agreement.

          It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

                                 ARTICLE IV.

                              SELLER'S COVENANTS

     Section 4.01. Covenants of the Seller. | The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; it will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section
4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                  ARTICLE V.

                                INDEMNIFICATION

     Section 5.01. Indemnification. | (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement thereto, approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information contained in the Prospectus Supplement, (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate thereof by or on behalf of the Seller containing information regarding the assets of the Trust, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any information provided by the Seller to the Purchaser or any affiliate thereof, or any material omission in the information purported to be provided thereby and disseminated to any Rating Agency, KPMG LLP or prospective investors (directly or indirectly through available information systems) in connection with the issuance, marketing or offering of the Certificates. This indemnity provision will be in addition to any liability which the Seller may otherwise have.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the 1933 Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement thereto or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement thereto, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is not contained in the Seller Information in the Prospectus Supplement. For the purposes hereof, "Seller Information" means the information in the Prospectus Supplement as follows: in the first and second sentences of the first bullet point, the first sentence of the second bullet point, and the first and second sentences of the third bullet point under the heading "RISK FACTORS--Certain features of the mortgage loans may adversely affect your interest in the certificates", the first paragraph under the heading "RISK FACTORS--Geographic concentration of the mortgage loans may adversely affect your certificates", and under the headings "THE MORTGAGE LOANS" and "THE SELLER AND THE ORIGINATORS--The Seller". This indemnity provision will be in addition to any liability which the Purchaser may otherwise have.

          (c) Promptly after receipt by any indemnified party under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Article V, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article V.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

          Each indemnified party, as a condition of the indemnity provisions contained in Section 5.01(a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article V are for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity provision incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Certificates such that the Purchaser is responsible for the lessor of (i) 0.25% thereof and (ii) 0.25% of the aggregate proceeds to the Seller from the sale of the Certificates and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.01, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser, each director and officer of the Seller and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller.

          (e) The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, or any such person or entity and any Certificateholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller of its representations and warranties in Section 3.01 of this Agreement. The Seller shall immediately notify the Purchaser, the Trustee and each Certificateholder if a claim is made by a third party with respect to this Agreement. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee or any such person or entity and/or any Certificateholder in respect of such claim.



                                 ARTICLE VI.

                                  TERMINATION

     Section 6.01. Termination. | The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.


                                 ARTICLE VII.

                           MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment. | This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

     Section 7.02. Governing Law. | This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (without regard to its material conflict of laws rules).

     Section 7.03. Notices. | All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          if to the Seller:

          Greenwich Capital Financial Products, Inc.
          600 Steamboat Road
          Greenwich, Connecticut  06830
          Attention:  Legal Department


or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          if to the Purchaser:

          Greenwich Capital Acceptance, Inc.
          600 Steamboat Road
          Greenwich, Connecticut  06830
          Attention:  Legal Department

or such other address as may hereafter be furnished to Greenwich Capital Financial Products, Inc.in writing by the Purchaser.

     Section 7.04. Severability of Provisions. | If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

     Section 7.05. Counterparts. | This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 7.06. Further Agreements. | The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Trust Fund, including the Mortgage Loans.

          Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Certificates. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the Certificates.

     Section 7.07. Intention of the Parties. | It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging such Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

     Section 7.08. Successors and Assigns: Assignment of Purchase Agreement. | This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue the Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 7.09. Survival. | The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                     GREENWICH CAPITAL ACCEPTANCE, INC.,
                                              as Purchaser


                                     By:    /s/ Frank Skibo
                                            ---------------
                                            Name:  Frank Skibo
                                            Title:    Vice President


                                     GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                            as Seller


                                     By:    /s/ Frank Skibo
                                            ---------------
                                            Name:  Frank Skibo
                                            Title: Vice President

STATE OF CONNECTICUT      )
                          )ss.:
COUNTY OF FAIRFIELD       )


     On the 26th day of February, 2001 before me, a Notary Public in and for said State, personally appeared Frank Skibo, known to me to be a Sr. Vice President of GREENWICH CAPITAL ACCEPTANCE, INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Deborah McMahon
------------------
Notary Public

STATE OF CONNECTICUT           )
                               )ss.:
COUNTY OF FAIRFIELD            )


     On the 26th day of February, 2001 before me, a Notary Public in and for said State, personally appeared , known to me to be a GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

----------------------------
Notary Public

                                                                  SCHEDULE I


                            MORTGAGE LOAN SCHEDULE


            [See Schedule I of the Pooling and Servicing Agreement]

                                                                 SCHEDULE II





                                  [RESERVED]

                                                                 SCHEDULE III


                         SELLER'S REPRESENTATIONS AND
                            WARRANTIES RELATING TO
                                MORTGAGE LOANS


     A. Representations and Warranties of GCFP, as Seller, with Respect to the MLCC Originated Loans.

     Greenwich Capital Financial Products, Inc., with respect to the MLCC Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor and the Trustee, as of February 27, 2001, or if so specified herein, as of February 1, 2001 (referred to in this Schedule IIIA as the "Cut-Off Date"). Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Master Mortgage Loan Purchase Agreement, dated as of May 13, 1997, as amended on December 30, 1998, between Greenwich Capital Financial Products, Inc. ("GCFP"), as purchaser, and Merrill Lynch Credit Corporation, as seller.

     Each reference to a "Mortgage Loan" in this Schedule IIIA shall mean an "MLCC Originated Loan" (as defined in the Pooling and Servicing Agreement, dated as of February 1, 2001, among GCFP, Greenwich Capital Acceptance, Inc. ("GCA") and Bankers Trust Company of California, N.A. (the "Pooling and Servicing Agreement")), and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to an MLCC Originated Loan. Each reference to the "Seller" in this Schedule IIIA shall mean GCFP, in its capacity as seller of the MLCC Originated Loans. Each reference to the "Purchaser" in this
Schedule IIIA shall mean GCA, in its capacity as purchaser of the MLCC Originated Loans. Each reference to the "Mortgage Loan Schedule" in this
Schedule IIIA shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the MLCC Originated Loans.

     (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects, and does not omit any material fact necessary to make the statements contained therein not misleading;

     (ii) As of the Cut-Off Date, the Mortgage Loan is not delinquent in payment more than 30 days and neither the Mortgage Loan nor the Additional Collateral (if applicable) has been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

     (iii) To the best of the Seller's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which would permit a taxing authority to initiate foreclosure proceedings against the Mortgaged Property;

     (iv) The terms of the Mortgage Note, the Mortgage, and the Additional Collateral (if applicable) have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

     (v) The Mortgagor has not asserted that the Mortgage Note, the Mortgage, or the Additional Collateral (if applicable), are subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off counterclaim or defense, including the defense of usury and to the best of the Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person other than the obligor with respect thereto;

     (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard hazard insurance policies in an amount which is equal to the lesser of (A) the replacement cost of the improvements searing such Mortgage Loan or
(B) the principal balance owing on such Mortgage Loan. To the best knowledge of the Seller, all such standard hazard policies are in effect. On the date of origination, such standard hazard policies contained a standard mortgagee clause naming the Seller or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of the Seller, such clause is still in effect and, to the best of the Seller's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

     (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with and applicable to the Mortgage Loan and the Additional Collateral have been complied with in all material respects;

     (viii) The Mortgage has not been satisfied as of the Cut-Off Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

     (ix) Ownership of the Mortgaged Property is held in fee simple (except for Mortgage Loans as to which the related land is held in a leasehold which extends at least five years beyond the maturity date of the Mortgage Loan). Except as permitted by the fourth sentence of this paragraph (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

     (x) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

     (xi) The Mortgage Note and the related Mortgage are genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud was committed in the origination of the Mortgage Loan, and to the best of Seller's knowledge the documents, instruments and agreements submitted for loan underwriting contain no untrue statement of material fact or omit to state a material fact required to be stated or necessary to make the information and statements therein not misleading. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

     (xii) The Seller has good title to, and is the sole owner of, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Seller, any lien, claim or other interest arising by operation of law;

     (xiii) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix)(1), (2) and (3) above) the Seller or the originator of the Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. To the best of the Seller's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

     (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note, or the Additional Collateral (if applicable) and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 60 days as of the Cut-Off Date, and the Seller has not waived any default, breach, violation or event permitting acceleration;

     (xv) As of the date of origination or purchase by the Seller there were no mechanics' or similar liens or claims which had been filed for work, labor or material (and, to the best of the Seller's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (xvi) All improvements subject to the Mortgage lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property unless acceptable to Fannie Mae pursuant to the Fannie Mae Sellers' Guide or those which are insured against by the title insurance policy referred to in paragraph (xiii) above and to the best of Seller's knowledge all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

     (xvii) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or a similar institution which at the time of origination was supervised by a federal or state authority or was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. The Mortgage contains the usual and customary provision of the originator of the Mortgage Loan at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

     (xviii) The Mortgaged Property at origination or acquisition was and, to the best of the Seller's knowledge, currently is free of material damage and waste and at origination there was, and currently is, no proceeding pending for the total or partial condemnation thereof;

     (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. The Seller has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

     (xxi) With respect to each Mortgage Loan, there is an appraisal on a Fannie Mae-approved form (or a narrative residential appraisal) of the related Mortgaged Property signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac as in effect on the date the Mortgage Loan was originated;

     (xxii) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

     (xxiii) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, or a cooperative, or an individual unit in a planned unit development or in a de minimis planned unit development. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land;

     (xxiv) The Mortgage Loans were selected from among the outstanding adjustable rate one- to four-family mortgage loans in Seller's portfolio and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

     (xxv) The Mortgage is not in default and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or with respect to those Mortgage Loans with Escrow Accounts, an escrow of funds has been established in an amount sufficient to pay for every such item which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, or solicited any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note of date or disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the date the first installment of principal and interest were due and payable under the Mortgage Note;

     (xxvi) The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become severely delinquent, or adversely affect the value or marketability of the Mortgage Loan;

     (xxvii) The Mortgagor has not notified the Seller, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act; and

     (xxviii) The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue.

     B. Representations and Warranties of GCFP, as Seller, with Respect to the Bank of America Originated Loans.

     Greenwich Capital Financial Products, Inc., with respect to the Bank of America Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor and the Trustee, as of February 27, 2001, or if so specified herein, as of February 1, 2001 (referred to in this Schedule IIIB as the "Cut-Off Date"). Capitalized terms used but not otherwise defined in this Schedule IIIB shall have the meanings ascribed thereto in the Mortgage Loan Sale and Servicing Agreement, dated January 22, 2001 (the "Agreement"), between Bank of America, N.A., as seller and servicer, and Greenwich Capital Financial Products, Inc., as purchaser.

     Each reference to a "Mortgage Loan" in this Schedule IIIB shall mean a "Bank of America Originated Loan" (as defined in the Pooling and Servicing Agreement, dated as of February 1, 2001, among GCFP, Greenwich Capital Acceptance, Inc. ("GCA") and Bankers Trust Company of California, N.A. (the "Pooling and Servicing Agreement")), and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a Bank of America Originated Loan. Each reference to the "Seller" in this Schedule IIIB shall mean GCFP, in its capacity as seller of the Bank of America Originated Loans. Each reference to the "Purchaser" in this Schedule IIIB shall mean GCA, in its capacity as purchaser of the Bank of America Originated Loans. Each reference to the "Mortgage Loan Schedule" in this Schedule IIIB shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the Bank of America Originated Loans.

     (i) The information set forth in the Mortgage Loan Schedule is true, correct and complete in all material respects.

     (ii) There are no defaults by the Seller, the Servicer or any prior originator in complying with the terms of the Mortgage, and all taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

     (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded in the applicable public recording office required by law or if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Mortgage File and is reflected on the Mortgage Loan Schedule.

     (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.

     (v) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae and to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides as well as all additional requirements set forth herein, pursuant to an insurance policy conforming to the requirements of Customary Servicing Procedures and providing coverage in an amount equal to the lesser of (1) the full insurable value of the Mortgaged Property or (2) the outstanding principal balance owing on the Mortgage Loan. All such insurance policies are in full force and effect and contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

     (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with.

     (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received on or after the Cut-Off Date and prior to the "Closing Date" (as defined in the Pooling and Servicing Agreement)), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, and the Seller has not waived any default.

     (viii) The Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and either (A) specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan or (B) which do not adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

     (ix) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms except as enforceability may be limited by (1) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (2) general principles of equity, whether enforcement is sought in a proceeding in equity or at law and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.

     (x) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person.

     (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

     (xii) The Seller and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

     (xiii) The Mortgage Loan is covered by an ALTA or CLTA lender's title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(1), (2) and (3) above) the Seller or the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate or Monthly Payment. With respect to each Mortgage Loan, such title insurance policy also includes an adjustable-rate endorsement substantially in the form of ALTA Form 6.0 or
6.1. With respect to each Mortgage Loan, such title insurance policy affirmatively insures access to the Mortgaged Property and against encroachments upon the Mortgaged Property. The Seller or the originator of the Mortgage Loan, and its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser and its assigns without any further act. No claims have been made under such lender's title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

     (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 59 days as of the Cut-Off Date, and the Seller has not waived any default, breach, violation or event permitting acceleration.

     (xv) There are no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

     (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

     (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

     (xviii) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loans are One-Year CMT Mortgage Loans, as indicated on the Mortgage Loan Schedule, having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. As to each Mortgage Loan, on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the applicable Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125%; provided, however, that the Mortgage Interest Rate will not increase or decrease by more than the Initial Rate Cap on the first Adjustment Date or the Periodic Rate Cap on any subsequent Adjustment Date, and will in no event exceed the Lifetime Rate Cap. Each Mortgage Note requires a monthly payment which is (1) sufficient during the period prior to the first adjustment to the Mortgage Interest Rate to amortize the original principal balance fully over the original term thereof and to pay interest at the related Mortgage Interest Rate and (2) recalculated on each Payment Adjustment Date to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization. Interest on the Mortgage Note is calculated on the basis of a 360-day year consisting of twelve 30-day months. Unless otherwise indicated on the Mortgage Loan Schedule, no Mortgage Loan is a Convertible Mortgage Loan.

     (xix) There is no proceeding pending or, to the Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

     (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. As of the date of origination of the Mortgage Loan and, to the best of the Seller's knowledge, as of the Closing Date, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

     (xxi) The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

     (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

     (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

     (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

     (xxv) The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any "buydown" provision which is currently in effect.

     (xxvi) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

     (xxvii) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law, and such documents will remain in the Mortgage File.

     (xxviii) No Mortgage Loan has an LTV at origination in excess of 95%. Each Mortgage Loan with an LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to Fannie Mae or Freddie Mac at the time of origination, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until the LTV of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser.

     (xxix) The Mortgaged Property is lawfully occupied under applicable law, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

     (xxx) The Assignment of Mortgage is in recordable form (except with respect to any mortgage that has been recorded in the name of MFRS or its designee) and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

     (xxxi) As of the Cut-Off Date, the Mortgage Loan is not delinquent in payment by more than 30 days, and the Mortgage Loan has not been dishonored; there are no material defaults under the terms of the Mortgage Loan;

     (xxxii) The Seller has not advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan.

     (xxxiii) Prior to the sale of the Mortgage Loan by the Seller to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loans and the indebtedness evidenced by the Mortgage Note. The Mortgage Loans, including the Mortgage Note and the Mortgage, were not assigned or pledged by the Seller and the Seller had good and marketable title thereto, and the Seller had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans. Following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan by the Servicer as set forth in this Agreement. Neither the Seller nor the Servicer will have any right to modify or alter the terms of the sale of the Mortgage Loan and neither the Seller nor the Servicer will have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by the Seller, the Servicer and the Purchaser.

     (xxxiv) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

     (xxxv) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

     (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, manufactured dwelling or cooperative.

     (xxxvii) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements for sale to Fannie Mae or Freddie Mac, as the case may be, or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval or as to which Fannie Mae's and Freddie Mac's eligibility requirements have been waived.

     (xxxviii) The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

     (xxxix) Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code.

     (xl) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

     (xli) No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of the Seller, the Servicer or any originator or servicer or the Mortgagor or on the part of any other party involved in the origination of the Mortgage Loan.

     (xlii) The origination practices used by the originator of the Mortgage Loan with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination industry.

     (xliii) The Mortgagor is not in bankruptcy and is not insolvent and the Seller does not have any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or the marketability of the Mortgage Loan.

     (xliv) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (xlv) No Mortgage Loan was made in connection with (1) the construction or rehabilitation of a Mortgaged Property or (2) facilitating the trade-in or exchange of a Mortgaged Property.

     (xlvi) There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

     (xlvii) No action, inaction, or event has occurred and no state of affairs exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, Primary Mortgage Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or the Servicer or any designee of the Seller or the Servicer or any corporation in which the Seller, the Servicer or any officer, director, or employee of the Seller or the Servicer had a financial interest at the time of placement of such insurance.

     (xlviii) With respect to any ground lease to which a Mortgaged Property may be subject: (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;
(C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due pursuant to the terms of such ground lease; (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and (I) the term of such lease does not terminate earlier than the maturity date of the Mortgage Note.

     (xlix) With respect to each Mortgage Loan that is a Convertible Mortgage Loan, the Mortgage Interest Rate may be converted by the Mortgagor in accordance with the terms of the related Mortgage Note to a fixed rate of interest. The conversion term on such Mortgage Loan is equal to Fannie Mae's posted yield as in effect for sixty (60) day mandatory delivery commitments for conventional first mortgages plus a margin ranging from 0.625% to 1.375%. Such conversion option may be exercised on the first, second or third Adjustment Date.

                                                                EXHIBIT 99.3

                                                              EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT



     This is an Assignment, Assumption and Recognition Agreement (this "Agreement") made this 27th day of February 2001, among Greenwich Capital Financial Products, Inc. (the "Original Owner"), Bankers Trust Company of California, N.A., as trustee of HarborView Mortgage Loan Trust 2001-1 (the "Subsequent Purchaser"), Merrill Lynch Credit Corporation ("MLCC") and Cendant Mortgage Corporation ("CMC").

                                   RECITALS

A. The mortgage loans listed on Exhibit One hereto (the "MLCC-Serviced Loans") are currently being serviced by MLCC for the Original Owner pursuant to the Master Servicing Agreement, dated as of May 13, 1997, as amended on December 30, 1998 (the "Servicing Agreement"), between the Original Owner and MLCC, a copy of which is annexed hereto as Exhibit Two.

B. The mortgage loans listed on Exhibit Three hereto (the "CMC-Serviced Loans") are currently being serviced for the Original Owner by CMC, either as servicer or subservicer, pursuant to the Servicing Agreement.

C. It is acknowledged by the parties hereto that the servicing rights and obligations with respect to those certain MLCC-Serviced Loans listed on Exhibit Four hereto (the "Designated Loans") will be assigned by MLCC to CMC on or about March 1, 2001, whereupon CMC shall service the Designated Loans pursuant to the terms of the Servicing Agreement. Upon such assignment, the Designated Loans shall be deemed to be "CMC-Serviced Loans" hereunder and shall no longer be deemed "MLCC-Serviced Loans" hereunder.

D. In consideration of the mutual promises contained herein the parties hereto agree that the MLCC-Serviced Loans and the CMC-Serviced Loans shall be subject to the terms of this Agreement.

                                  Warranties

     1. The Original Owner and MLCC mutually warrant and represent that, with respect to the MLCC-Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the MLCC-Serviced Loans and no notice of termination has been given thereunder.

     2. The Original Owner and CMC mutually warrant and represent that, with respect to the CMC-Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the CMC-Serviced Loans (except, in connection with the CMC-Serviced Loans, to the extent that CMC shall be deemed to be the "servicer" under the Servicing Agreement) and no notice of termination has been given thereunder.

                           Assignment and Assumption

     3. The Original Owner hereby assigns to the Subsequent Purchaser all of its right, title and interest in and to the Servicing Agreement as the "Owner" thereunder to the extent of the MLCC-Serviced Loans and the CMC-Serviced Loans, and the Subsequent Purchaser hereby assumes, solely as trustee of HarborView Mortgage Loan Trust 2001-1 and not in its individual capacity, all of the Original Owner's right, title and interest in and to (including, without limitation, the Original Owner's obligations under) the Servicing Agreement as the "Owner" thereunder (excluding those obligations contained in Sections 7.01 and 7.02 of the Servicing Agreement) to the extent of the MLCC-Serviced Loans and the CMC-Serviced Loans from and after the date hereof, and the Original Owner shall be relieved and released of all of its obligations under the Servicing Agreement to the extent of the MLCC-Serviced Loans and the CMC-Serviced Loans from and after the date hereof.

                    Recognition of the Subsequent Purchaser

     4. From and after the date hereof, MLCC shall recognize the Subsequent Purchaser as the owner of the MLCC-Serviced Loans and will service the MLCC-Serviced Loans for the Subsequent Purchaser as if the Subsequent Purchaser and MLCC had entered into a separate servicing agreement for the servicing of the MLCC-Serviced Loans in the form of the Servicing Agreement with the Subsequent Purchaser as the "Owner" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Original Owner, MLCC and the Subsequent Purchaser that this Agreement will be a separate and distinct servicing agreement with respect to the MLCC-Serviced Loans, and the entire agreement between MLCC and the Subsequent Owner to the extent of the MLCC-Serviced Loans and shall be binding upon and for the benefit of their respective successors and assigns.

     5. From and after the date hereof, CMC shall recognize the Subsequent Purchaser as the owner of the CMC-Serviced Loans and will service the CMC-Serviced Loans for the Subsequent Purchaser as if the Subsequent Purchaser and CMC had entered into a separate servicing agreement for the servicing of the CMC-Serviced Loans in the form of the Servicing Agreement with the Subsequent Purchaser as the "Owner" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Original Owner, CMC and the Subsequent Purchaser that this Agreement will be a separate and distinct servicing agreement with respect to the CMC-Serviced Loans, and the entire agreement between CMC and the Subsequent Owner to the extent of the CMC-Serviced Loans and shall be binding upon and for the benefit of their respective successors and assigns.

     6. The parties hereto hereby agree that, from and after the date hereof, the definition of "Determination Date" in the Servicing Agreement, as it relates to the MLCC-Serviced Loans and the CMC-Serviced Loans, shall be amended to read as follows:

        "The fifth Business Day prior to the 18th day of the month of the Related Remittance Date, or if such 18th day is not a Business Day, the Business Day immediately following such 18th day."

     7. MLCC and CMC agree that, from and after the date hereof, all amounts required to be remitted or distributed by MLCC and CMC to the Subsequent Purchaser as "Owner" under the Servicing Agreement shall be remitted pursuant to the account held at Bankers Trust Company of California, N.A., entitled "Distribution Account, Bankers Trust Company of California, N.A., as Trustee, in trust for the registered Certificateholders of HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1", and bearing the account number 31072.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment, Assumption and Recognition Agreement by their duly authorized officers as of the day and year first above written.

                       GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    (Original Owner)



                       By:  /s/ Frank Skibo
                            ---------------
                            Name:  Frank Skibo
                            Title: Vice President



                       BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                           as trustee of HarborView Mortgage Loan Trust 2001-1
                                      (Subsequent Owner)



                        By: /s/ Barbara J. Campbell
                            -----------------------
                        Name: Barbara J. Campbell
                        Title: Assistant Secretary



                        MERRILL LYNCH CREDIT CORPORATION
                                   (MLCC)



                        By:  /s/ Kathy Ciaffa
                             -----------------
                        Name:  Kathy Ciaffa
                        Title: Vice President



                        CENDANT MORTGAGE CORPORATION
                                   (CMC)



                        By:  /s/ Marc Hinkle
                             ---------------
                        Name:  Marc Hinkle
                        Title: Vice President

                                  EXHIBIT ONE



                          List of MLCC-Serviced Loans
                          ---------------------------

                                  EXHIBIT TWO


                      Copy of Master Servicing Agreement
                      ----------------------------------

==============================================================================





                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                     Owner



                                      and



                       MERRILL LYNCH CREDIT CORPORATION
                                    Company





                          MASTER SERVICING AGREEMENT

                            Dated as of May 13,1997





             Conventional Fixed and Adjustable Rate Mortgage Loans
                       MLCC 1997-6 Flow Delivery Program






==============================================================================



                                                      TABLE OF CONTENTS


                                                          ARTICLE I

                                                         DEFINITIONS

Section 1.01        Defined Terms........................................................................1


                                                          ARTICLE II

                                                      BOOKS AND RECORDS;
                                                  TRANSFER OF MORTGAGE LOANS

Section 2.01        Books and Records...................................................................12

Section 2.02        Transfer of Mortgage Loans..........................................................13


                                                         ARTICLE III

                                        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.01        Representations and Warranties of the Company.......................................13


                                                          ARTICLE IV

                                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01        Company to Act as Servicer..........................................................15

Section 4.02        Collection of Mortgage Loan Payments................................................15

Section 4.03        Realization Upon Defaulted Mortgage Loans...........................................16

Section 4.04        Establishment of Custodial Accounts; Deposits in Custodial Accounts.................16

Section 4.05        Permitted Withdrawals From the Custodial Account....................................18

Section 4.06        Establishment of Escrow Accounts; Deposits in Escrow Accounts.......................19

Section 4.07        Permitted Withdrawals From Escrow Account...........................................19

Section 4.08        Payment of Taxes, Insurance and Other Charges; Maintenance of Primary
                    Insurance Policies; Collections Thereunder..........................................20

Section 4.09        Transfer of Accounts................................................................21

Section 4.10        Maintenance of Hazard Insurance.....................................................21

Section 4.11        Maintenance of Mortgage Impairment Insurance Policy.................................22

Section 4.12        Fidelity Bond. Errors and Omissions Insurance.......................................22

Section 4.13        Title, Management and Disposition of REO Property...................................23

Section 4.14        Adjustments to Mortgage Interest Rates..............................................24

Section 4.15        Subservicing Agreements Between the Company and Subservicers........................24

Section 4.16        Successor Subservicers..............................................................25

Section 4.17        Liability of the Company............................................................25

Section 4.18        No Contractual Relationship Between Subservicers and the Owner......................25

Section 4.19        Assumption or Termination of Subservicing Agreements................................25

Section 4.20        Subservicing Accounts...............................................................26

Section 4.21        Permitted Investments...............................................................26


                                                          ARTICLE V

                                                    PAYMENTS TO THE OWNER

Section 5.01        Distributions.......................................................................26

Section 5.02        Statements to the Owner.............................................................27

Section 5.03        Monthly Advances by the Company.....................................................27

Section 5.04        Compensating Interest...............................................................28


                                                          ARTICLE VI

                                                 GENERAL SERVICING PROCEDURE

Section 6.01        Assumption Agreements...............................................................28

Section 6.02        Satisfaction of Mortgages and Release of Mortgage...................................28

Section 6.03        Servicing Compensation..............................................................29

Section 6.04        Annual Statement as to Compliance...................................................30

Section 6.05        Annual Independent Certified Public Accountants' Servicing Report...................30

Section 6.06        Owner's Right to Examine Company Records............................................30


                                                         ARTICLE VII

                                              REPORTS TO BE PREPARED BY COMPANY

Section 7.01        Transfers on One or More Reconstitution Dates.......................................30

Section 7.02        Owner's Repurchase Obligations......................................................31

Section 7.03        Company Shall Provide Information as Reasonably Required............................32


                                                         ARTICLE VIII

                                                         THE COMPANY

Section 8.01        Indemnification; Third Party Claims.................................................32

Section 8.02        Merger or Consolidation of the Company..............................................33

Section 8.03        Limitation on Liability of the Company and Others...................................33

Section 8.04        Company Not to Resign...............................................................33


                                                          ARTICLE IX

                                                           DEFAULT

Section 9.01        Events of Default...................................................................34

Section 9.02        Waiver of Defaults..................................................................35

                                                          ARTICLE X

                                                         TERMINATION

Section 10.01       Termination.........................................................................35


                                                          ARTICLE XI

                                                   MISCELLANEOUS PROVISIONS

Section 11.01       Successor to the Company............................................................36

Section 11.02       Amendment...........................................................................37

Section 11.03       Assignments of Mortgage.............................................................37

Section 11.04       Assignment of Servicing Rights......................................................37

Section 11.05       Governing Law.......................................................................37

Section 11.06       Notices.............................................................................38

Section 11.07       Severability Provisions.............................................................38

Section 11.08       Exhibits............................................................................38

Section 11.09       General Interpretive Principles.....................................................38

Section 11.10       Reproduction of Documents...........................................................39

Section 11.11       Successors and Assigns..............................................................39

Section 11.12       Counterparts........................................................................39

Section 11.13       Relationship of Parties.............................................................39

Section 11.14       Assignment by Owner.................................................................39

Section 11.15       No Personal Solicitation............................................................40

Section 11.16       Survival............................................................................40


                                   EXHIBITS




A        Form of Power of Attorney

B        Custodial Account Certification

C        Custodial Account Letter Agreement

D        Escrow Account Certification

E        Escrow Account Letter Agreement

F        Form of REO Account Certification

G        Form of REO Account Letter Agreement

H        Form of Monthly Remittance Advice

I        [Reserved.]

J        Form of Assignment, Assumption and Recognition Agreement

         This is a MASTER SERVICING AGREEMENT (this "Agreement"), dated and effective as of May 13, 1997 and is executed between Greenwich Capital Financial Products, Inc. as Owner (the "Owner"), and Merrill Lynch Credit Corporation, as seller and servicer (the "Company").



                            PRELIMINARY STATEMENTS


         Pursuant to a Master Mortgage Loan Purchase Agreement of even date herewith between the Owner and the Company (the "Master Mortgage Loan Purchase Agreement"), the Owner may purchase from the Company from time to time certain residential, first mortgage loans. In order to facilitate the servicing of such mortgage loans by the Company, the Company and the Owner have executed this Agreement.


         In consideration of the premises and the mutual agreements hereinafter set forth, the Owner and the Company agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

               Section 1.01 Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article (capitalized terms used and not otherwise defined herein shall have the meanings specified in the Master Mortgage Loan Purchase Agreement):

         "Additional Collateral": (i) With respect to any Mortgage 100(SM) Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100(SM) Pledge Agreement, together with the related Mortgage 100(SM) Pledge Agreement, or (ii) with respect to any ParentPower(R), Mortgage Loan, the related ParentPower(R) Agreement.

         "Additional Collateral Mortgage Loan": Each Mortgage Loan that is either a Mortgage 100(SM) Loan or ParentPower(R), Mortgage Loan as to which the Additional Collateral is still required.

         "Adjustable Rate Mortgage Loan": A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable with respect thereto in accordance with the terms of the related Mortgage Note.

         "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person.

         "Agreement": This Master Servicing Agreement and all exhibits hereto, amendments hereof and supplements hereto.

         "Appraised Value": With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for the originator at the time of origination of the Mortgage Loan, and (ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

         "Assignment": An assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages securing Mortgaged Properties located in the same county, if permitted by applicable law and acceptable for recording by the applicable recording office.

         "Assumed Principal Balance": With respect to any Mortgage Loan as of any date of determination (i) the outstanding principal balance as of the Cut-off Date, after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to
Section 5.03.

         "Assumption Fee": The fee retained by the Company as additional servicing compensation pursuant to Section 6.01.

         "Balloon Mortgage Loan": Any Mortgage Loan for which the related Monthly Payments, other than the Monthly Payment due on the maturity date thereof, are computed on the basis of a period to full amortization ending on a date that is later than such maturity date.

         "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings associations in the State of Florida are authorized or obligated by law or executive order to be closed.

         "Closing Date": For each Transaction, the date on which the Company actually sells to the Owner, and the Owner actually purchases from the Company, the Mortgage Loans listed on the Mortgage Loan Schedule attached to the respective Warranty Bill of Sale.

         "Company": MLCC or any successor under this Agreement appointed as herein provided.

         "Condemnation Proceeds": All awards or settlements in respect of a taking of a partial or an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

         "Custodial Account": The separate trust account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Merrill Lynch Credit Corporation, in trust for the Owner," or such other title as is requested by the Owner.

         "Custodial Agreement": The Custodial Agreement, among the Company, the Owner and the Custodian for the retention of each Mortgage Note, Mortgage, Assignment and certain other portions of each Mortgage File, substantially in the form attached to the Master Mortgage Loan Purchase Agreement as Exhibit 3.

         "Custodian": The custodian under the Custodial Agreement, or its successor.

         "Cut-off Date": With respect to each Mortgage Loan, the first day of the month in which the related Closing Date occurs.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

         "Determination Date": The 15th day of the month of the related Remittance Date or if such 15th day is not a Business Day, the Business Day immediately following such 15th day.

         "Due Date": The day of the month of the related Remittance Date on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         "Eligible Account": An account or accounts acceptable to FNMA or FHLMC.

         "Equity Refinanced Mortgage Loan": A Refinanced Mortgage Loan in which the Mortgagor used less than the entire amount of the proceeds (net of any closing costs, including discount and origination fees and prepaid items) to refinance an existing mortgage loan and any junior lien that existed on the related Mortgaged Property for at least one year prior to origination of the Refinanced Mortgage Loan.

         "Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Merrill Lynch Credit Corporation, in trust for the Owner and various Mortgagors," or such other title as is requested by the Owner.

         "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

         "Event of Default": Any one of the conditions or circumstances enumerated in Section 9.01.

         "FHLMC": The Federal Home Loan Mortgage Corporation or any successor organization.

         "Fidelity Bond": A fidelity bond to be maintained by the Company pursuant to Section 4.12.

         "FNMA": The Federal National Mortgage Association or any successor organization.

         "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points set forth in the Mortgage Loan Schedule that is added to the Index on each Interest Rate Adjustment Date in accordance with the terms of the related Mortgage Note to determine the Mortgage Interest Rate for such Mortgage Loan, subject to any applicable Periodic Rate Cap and Lifetime Rate Cap.

         "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the index used to determine the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan, as specified in the related Mortgage Note, which index may be (i) the average of the London Interbank Offered Rates for one- or six-month U.S. dollar deposits, as published in the "Money Rates" table of The Wall Street Journal or elsewhere (as specified in the related Mortgage Note) on the date or dates specified in such Mortgage Note for the determination of such rate, (ii) the weekly average of the closing market bid yields on actively traded U.S. Treasury securities adjusted to a constant maturity of one year, (iii) the weekly average or the monthly average of weekly average auction rates on U.S. Treasury bills with a maturity of six months, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), (iv) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of one (1) year, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), as available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (v) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of five (5) years, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), as available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (vi) the prime rate specified in the related Mortgage Note, as published in the "Money Rates" table of The Wall Street Journal, or elsewhere (as specified in such Mortgage Note) and available the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (vii) the monthly weighted average cost of funds of members of the Federal Home Loan Bank of San Francisco, (viii) such other standard for determining the change in the interest rate as may be set forth in the related Mortgage Note, as such rate may be available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, or (ix) if such index is not so published or is otherwise unavailable, such comparable alternative index selected by the Company in accordance with the terns of the Mortgage Notes and in consultation with the Owner.

         "Insurance Proceeds": Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Company would follow in servicing mortgage loans held for its own account.

         "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

         "Lifetime Rate Cap": With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Interest Rate that may be borne thereby, as set forth in the related Mortgage Note.

         "Limited Documentation Mortgage Loan": A Mortgage Loan that was originated pursuant to a "limited documentation" or "easy qualifier" underwriting program.

         "Liquidation Proceeds": Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Company in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise (including, but not limited to, amounts received with respect to a Parent Power(R) Agreement or a Mortgage 100(SM) Pledge Agreement), other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

         "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, as of any date on which a determination thereof is made, the ratio on such date of the outstanding principal balance of such Mortgage Loan to the Appraised Value of the related Mortgaged Property.

         "MLCC": Merrill Lynch Credit Corporation and its successors in interest.

         "Monthly Advance": The aggregate of the advances made by the Company on any Remittance Date pursuant to Section 5.03.

         "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note on every Due Date.

         "Moody's": Moody's Investors Service, Inc. or its successor in interest.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on real property securing the Mortgage Note.

         "Mortgage 100(SM) Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, of in most cases at least equal to the Original Additional Collateral Requirement.

         "Mortgage 100(SM) Pledge Agreement": With respect to each Mortgage 100(SM) Loan, the Mortgage 100(SM) Pledge Agreement for Securities Account between the Mortgagor under such Mortgage 100(SM) Loan and MLCC, pursuant to which such Mortgagor granted a security interest in various investment securities.

         "Mortgage File": The mortgage documents, including but not limited to all paper, computer generated and microfiche records, pertaining to a particular Mortgage Loan which are specified in Exhibit 1 to the Master Mortgage Loan Purchase Agreement and any additional documents required to be added to the Mortgage File pursuant to the Program Documents.

         "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan, net of any premium on any related Primary Insurance Policy, and with respect to any Adjustable Rate Mortgage Loan, as such annual rate may be adjusted on any Interest Rate Adjustment Date and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

         "Mortgage Loan": An individual Mortgage Loan, including but not limited to all documents included in the Mortgage File, Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, proceeds from REO Dispositions and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, and which is the subject of this Agreement. Each Mortgage Loan set forth on the Mortgage Loan Schedule attached to a Warranty Bill of Sale initially will be subject to this Agreement, commencing on the respective Closing Date for the related Transaction.

         "Mortgage Loan Remittance Rate": With respect to each Mortgage Loan, the related Mortgage Interest Rate minus the Servicing Fee Rate.

         "Mortgage Loan Schedule": The list of Mortgage Loans purchased by the Owner from the Company from time to time that are subject to this Agreement, which list shall set forth the following information with respect to each Mortgage Loan:

                   (i)   the loan number;

                  (ii)   the Mortgagor's name;

                 (iii) the street address of the Mortgaged Property, including city, state and zip code;

                  (iv)   the Mortgage Interest Rate at origination;

                   (v) for each Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date and the first Payment Adjustment Date;

                  (vi)   for each Adjustable Rate Mortgage Loan, the Gross
                         Margin;

                 (vii) for each Adjustable Rate Mortgage Loan, the Lifetime Rate Cap;

                (viii) for each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

                  (ix)   the original term to maturity;

                   (x)   the original principal balance;

                  (xi)   the first payment date;

                 (xii)   the maturity date;

                 xiii) the Monthly Payment in effect as of the related Cut-off Date;

                 (xiv) the principal balance as of the related Cut-off Date, after giving effect to all payments of principal due on or before such date, whether or not received;

                  (xv)   the Loan-to-Value Ratio as of the date of origination;

                 (xvi) a code indicating whether the Mortgaged Property is occupied by owner;

                (xvii)   a code indicating the type of residential dwelling;

               (xviii) a code indicating whether the Mortgage Loan is a Refinanced Mortgage Loan and, if so, whether it is an Equity Refinanced Mortgage Loan;

                 (xix) a code indicating whether the Mortgage Loan is covered by a Primary Insurance Policy;

                  (xx) a code indicating whether the Mortgage Loan is a Limited Documentation Mortgage Loan;

                 (xxi) a code indicating whether the Mortgage Loan is a Additional Collateral Mortgage Loan;

                (xxii) for each Adjustable Rate Mortgage Loan, a code indicating the type of Index;

               (xxiii) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; and

                (xxiv) the Servicing Fee Rate applicable to such Mortgage Loan, and if such Mortgage Loan is an Adjustable Rate Mortgage Loan whose first Interest Rate Adjustment has not occurred, the Servicing Fee Rate (if different) prior to the first Interest Rate Adjustment Date.

Such schedule shall also set forth the weighted average of the amounts set forth in (iv) and (xi) above and the total of the amounts described under
(xiii) above for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

         "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, a Vice President, or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Owner as required by this Agreement.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Company, reasonably acceptable to the Owner.

         "Original Additional Collateral Requirement": With respect to any Additional Collateral Mortgage Loan, 30 percent (or, in the case of an Additional Collateral Mortgage Loan with an original principal balance of $1,000,000 or less and a Loan-to-Value Ratio less than 100%, such lower percent specified by the Master Servicer in originating such Additional Collateral Mortgage Loan) of the original principal balance of such Mortgage Loan.

         "Owner": Greenwich Capital Financial Products, Inc. and any successor or assignee ox Greenwich Capital Financial Products, Inc.

         "ParentPower(R) Agreement": With respect to each ParentPower(R) Mortgage Loan, a ParentPower(R) Guaranty and Security Agreement for Securities Account or a ParentPower(R) Guaranty Agreement for Real Estate.

         "ParentPower(R) Guaranty Agreement for Real Estate": With respect to a ParentPower(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such ParentPower(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such ParentPower(R) Mortgage Loan, authorizes MLCC to draw on a home equity credit line to fund such guaranty and has secured such guaranty with a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such ParentPower(R) Mortgage Loan. For purposes of this definition, the ParentPower(R) Guaranty Agreement for Real Estate shall not include the rights of the mortgagee under the Equity Access(R) Security Instrument referred to therein, which rights have been retained by MLCC.

         "ParentPower(R) Guaranty and Security Agreement for Securities Account": With respect to a ParentPower(R), Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such ParentPower(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such ParentPower(R) Mortgage Loan and has granted a security interest to MLCC in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement fog such ParentPower(R) Mortgage Loan.

         "ParentPower(R) Mortgage Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is supported by a ParentPower(R) Agreement.

         "Payment Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first Payment Adjustment Date, as set forth in the Mortgage Loan Schedule and in the related Mortgage Note, and each anniversary thereof, on which the amount of the Monthly Payment on an Adjustable Rate Mortgage Loan may adjust.

         "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan as to which the related Mortgage Loan Schedule indicates the existence of a Periodic Rate Cap, the provision of the related Mortgage Note that provides for a maximum amount by which the Mortgage Interest Rate may increase (or, if so indicated on such Mortgage Loan Schedule, decrease) on an Interest Rate Adjustment Date above the Mortgage Interest Rate immediately prior to such Interest Rate Adjustment Date.

         "Permitted Investment":  Any one or more of the following:

               (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause
          (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each of the Rating Agencies in one of its two highest rating categories;

               (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company at the date of acquisition thereof has been rated by each of the Rating Agencies in its highest rating;

               (iv) money market funds rated by each of the Rating Agencies in its highest short-term debt rating category;

               (v) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each of the Rating Agencies in its highest short-term rating; and

               (vi) any other obligation or security acceptable to each of the Rating Agencies (as certified by a letter from each of the Rating Agencies to the Purchaser) in respect of mortgage pass-through certificates rated in one of its two highest rating categories; provided, that with the exception of U.S. Treasury Strips, no such instrument shall be a Permitted Investment if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Prepayment Interest Shortfall": With respect to any Remittance Date and any Mortgage Loan that was the subject of a Principal Prepayment during the related Principal Prepayment Period, an amount equal to one month's interest at the Mortgage Loan Remittance Rate on the amount of such Principal Prepayment, less the amount of interest (adjusted to the Mortgage Loan Remittance Rate) paid by the Mortgagor in respect of such Principal Prepayment.

         "Primary Insurance Policy": With respect to each Mortgage Loan, the policy of primary mortgage insurance, if any, in effect as indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Company pursuant to Section 4.08.

         "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Principal Prepayment Period": As to any Remittance Date, the calendar month preceding the month of distribution.

         "Program Documents": With respect to each Transaction, the related Purchase Price and Terms Letter, the related Warranty Bill of Sale, the Master Mortgage Loan Purchase Agreement, the Custodial Agreement, this Agreement and each other document or instrument executed or delivered by MLCC in connection with any of the foregoing.

         "Purchase Price and Terms Letter": With respect to each Transaction, the letter agreement or agreements setting forth the general terms and conditions of the Transaction to be consummated as provided in the Master Mortgage Loan Purchase Agreement.

         "Qualified Substitute Mortgage Loan": A mortgage loan substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited into the Custodial Account by the Company in the month of substitution pursuant to Section 4.04(vii)), (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (iv) comply with each representation and warranty set forth in Section 5(b) of the Master Mortgage Loan Purchase Agreement.

         "Rating Agency": Either of Standard & Poor's and Moody's.

         "Record Date": The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

         "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which (net of any closing costs, including discount and origination fees and prepaid items) were used in whole or part to satisfy an existing mortgage.

         "Remittance Date": The 18th day of any month or, if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

         "REO Account": The separate trust account or accounts created and maintained pursuant to Section 4.13 which shall be entitled "Merrill Lynch Credit Corporation, in trust for the Owner," or such other title as is requested by the Owner.

         "REO Disposition": The final sale by the Company of any REO Property.

         "REO Property": A Mortgaged Property acquired by the Company on behalf of the Owner as described in Section 4.13.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and bankruptcies,
(iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 4.08.

         "Servicing Fee": With respect to any Mortgage Loan and any Remittance Date, the fee payable monthly to the Company pursuant to Section 6.03.

         "Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum set forth in the related Warranty Bill of Sale as the "Servicing Fee Rate."

         "Servicing File": The servicing file required to be maintained by the Company pursuant to Section 2.01.

         "Servicing Officer": Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Owner upon request, as such list may from time to time be amended.

         "Standard & Poor's": Standard & Poor's Ratings Services or its successor in interest.

         "Subservicer": Any Person with which the Company has entered into a Subservicing Agreement and which meets the qualifications of a Subservicer pursuant to Section 4.15.

         "Subservicing Account": An account established by a Subservicer which meets the requirements set forth in Section 4.20 and is otherwise acceptable to the Company, and which must be an Eligible Account.

         "Subservicing Agreement": The written agreement between the Company and a Subservicer relating to the servicing and administration of the Mortgage Loans as provided in Section 4.15.

         "Transaction": The sale by the Company to the Owner, and the purchase by the Owner from the Company, of one or more Mortgage Loans on a Closing Date, as evidenced by the execution and delivery by the Company to Greenwich Capital Financial Products, Inc. as the initial Owner, of the Warranty Bill of Sale.

         "Warranty Bill of Sale": The warranty bill of sale executed and delivered by the Company to the Owner on a Closing Date, evidencing the sale of the related Mortgage Loans by the Company to the 0wner and setting forth certain representations and warranties of the Company with respect thereto, in the form attached to the Master Mortgage Loan Purchase Agreement as Exhibit 10.


                                  ARTICLE II

                              BOOKS AND RECORDS;
                          TRANSFER OF MORTGAGE LOANS

               Section 2.01  Books and Records.

         The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans, which shall be appropriately identified in the Company's books and records to clearly reflect the ownership of the Mortgage Loans by the Owner, and subsequent assignments and transfers of the Mortgage Loans pursuant to Section 2.02 hereof. At the request of the Owner of one or more Mortgage Loans from time to time, the Company shall promptly deliver to such Owner a Mortgage Loan Schedule setting forth all Mortgage Loans that the Company then services and administers for the Owner under this Agreement; provide , however, that the information contained on such Mortgage Loan Schedule may be as of the Closing Date for each respective Mortgage Loan and may consist of the Mortgage Loan Schedule(s) attached to the Warranty Bill(s) of Sale for such Mortgage Loans, with manual deletions or additions thereto or other revisions thereof.

         The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Owner as the owner thereof. The Company shall maintain a servicing file consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian ("Servicing File"). The possession of each Servicing File by the Company is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans to Owner from Seller the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Owner and shall be retained and maintained by the Company, in trust for the Owner, during the term of this Agreement, and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Owner. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Company's servicing of the Mortgage Loans.

               Section 2.02  Transfer of Mortgage Loans.

         The Company acknowledges that the Owner shall have the right, without the consent of Company, to assign, any or all of the Mortgage Loans, and any such assignee shall, upon such assignment, exercise any rights of the Owner hereunder, and shall accede to the rights and obligations hereunder of the Owner with respect to such assigned Mortgage Loans and the Company shall recognize such assignee as the owner of such Mortgage Loans and shall service such Mortgage Loans for the assignee as if the assignee and the Company had entered into a separate servicing agreement in the form of this Agreement. All references to the Owner shall be deemed to include its assignee. Upon the request of the Owner, the Company shall provide copies of any one or more of the Mortgage Files at the expense of the requesting party. Pursuant to Section
2.03 herein, the Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note assignments and transfers of Mortgage Loans. Upon receipt of an Assignment, Assumption and Recognition Agreement, substantially in the form of Exhibit J hereto, the Company shall (a) amend its books and records to reflect the ownership of the assigned Mortgage Loans of such assignee, and the previous Owner shall be released from its obligations hereunder with respect to each such assigned Mortgage Loans and (b) execute each such Assignment, Assumption and Recognition Agreement in as many counterparts as are necessary to enable each party to the Assignment, Assumption and Recognition Agreement to receive an original of such Assignment, Assumption and Recognition Agreement.


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               Section 3.01  Representations and Warranties of the Company.

         The Company represents, warrants and covenants to the Owner, as of the date of this Agreement and as of each Closing Date or as of such other date specified below, that:

               (i) The Company (a) is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware
(b) has all licenses necessary to carry on its business as now being conducted, (c) is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located unless not required under applicable law to effect such qualification (with no demand for such qualification having been made upon the Company by any such state), and (d) in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and to permit the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

               (ii) The Company has the full power and authority to hold each Mortgage Loan, to service each Mortgage Loan, to execute and deliver this Agreement, and to enter into and consummate all transactions contemplated by this Agreement. The Company has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Owner and the enforceability against the Owner, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

               (iii) The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company's business and will not conflict with or result in a breach of any of the terms, conditions or provisions of the Company's certificate of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.

               (iv) The Company is an approved seller/servicer for FNMA or FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act. No event has occurred that would render the Company unable to comply with FNMA or FHLMC eligibility requirements or that would require notification to either FNMA or FHLMC.

               (v) The Company has no reason or cause to believe that it cannot perform each covenant contained in this Agreement.

               (vi) There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, threatened, against the Company that, in the Company's judgment, if determined adversely to the Company, would materially and adversely affect the validity or enforceability of this Agreement or the ability of the Company to perform its obligations hereunder in accordance with the terms hereof.

               (vii) No consent, approval, authorization or order of any court or governmental authority is required for the execution and delivery of this Agreement by the Company or for the performance by the Company of its obligations hereunder, other than such consent, approval, authorization or order as has been obtained prior to the Closing Date.

         The Company shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this
Section 3.01. It is understood and agreed that the obligations of the Company set forth in this Section 3.01 to indemnify the Owner as provided above constitute the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.


                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

               Section 4.01  Company to Act as Servicer.

         The Company, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage lenders, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration that the Company may deem necessary or desirable and consistent with the terms of this Agreement.

         Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of any principal or interest payments, make future advances or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Owner shall promptly furnish the Company with such powers of attorney (a form of which is attached hereto as Exhibit A) as are necessary and appropriate and with such other documents as are necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

         In servicing and administering the Mortgage Loans, the Company shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Owner's reliance on the Company.

               Section 4.02  Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Company will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

               Section 4.03  Realization Upon Defaulted Mortgage Loans.

         The Company shall use its best efforts, consistent with the procedures that the Company would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. In addition, if an Additional Collateral Mortgage Loan becomes a defaulted Mortgage Loan, the Company (or, if MLCC is no longer the Company hereunder, MLCC, as Subservicer, at the direction of the Company) shall make all reasonable efforts to realize upon the related Additional Collateral, and any proceeds from the realization thereof, and not such Additional Collateral itself, shall be included in the related Liquidation Proceeds and deposited in the Custodial Account, net of any related Servicing Advances. The Company shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings and any proceedings with respect to Additional Collateral. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Company shall not be required to expend its own funds toward the restoration of such property in excess of an aggregate of $2,000 during the life of the Mortgage Loan, unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Owner after reimbursement to itself for such expenses, and (ii) that such expenses mill be recoverable by the Company through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as it shall deem to be in the best interest of the Owner. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more and, in the judgment of the Company, the related Mortgagor is not likely to become current within a reasonable period of time, the Company shall commence foreclosure proceedings. In connection with such foreclosure proceedings, the Company shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05.

               Section 4.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

         The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, each of which shall be an Eligible Account. The creation of any Custodial Account shall be evidenced by (i) a certification in the form shown in Exhibit B hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit C hereto, in the case of an account held by a depository other than the Company. In either case, a copy of such certification or letter agreement shall be furnished to a Owner upon request.

         The Company shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off
Date:

                  (i) All payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                 (ii) All payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                (iii) All Liquidation Proceeds;

                 (iv) All Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Company's normal servicing procedures, the loan documents or applicable law;

                 (v) All Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with the Company's normal servicing procedures, the loan documents or applicable law;

                (vi)  Any Monthly Advances;

               (vii) All proceeds of any Mortgage Loan repurchased in accordance with Section 5(c) or (d) of the Master Mortgage Loan Purchase Agreement, and all amounts required to be deposited by the Company in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 5(c) of the Master Mortgage Loan Purchase Agreement.

               (viii) Any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible amount of any blanket hazard insurance policy;

                (ix) Any amounts required to be deposited by the Company pursuant to Section 5.04 in connection with the Prepayment Interest Shortfalls, if any, for the month of distribution;

                 (x) Any amounts in respect of Permitted Investments required to be deposited pursuant to Section 4.21;

                (xi) Any amounts required to be deposited by the Company in connection with any REO Property pursuant to Section 4.13;

               (xii) Any amounts required to be deposited into the Custodial Account pursuant to Sections 6.01 or 6.02; and

               (xiii) Any amounts required to be deposited by the Company pursuant to Section 4.14 in connection with errors in adjustments to Mortgage Interest Rates or Monthly Payments.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company in the Custodial Account. Any interest paid on funds deposited into the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 4.05 (iv). In addition, funds in the Custodial Account may be invested in Permitted Investments in accordance with the provisions set forth in
Section 4.21.

               Section 4.05  Permitted Withdrawals From the Custodial Account.

         The Company may, from time to time, withdraw from the Custodial Account for the following purposes:

                (i) To make payments to the Owner in the amounts and in the manner provided for in Section __.01;

               (ii) To reimburse itself for unreimbursed Monthly Advances with respect to any Mortgage Loan, provided that the Company's right to such reimbursement shall be limited to amounts received with respect to such related Mortgage Loan that represent late payments of _________ interest.

              (iii) To reimburse itself for unreimbursed Servicing Advances and for unreimbursed _________ advances, provided that with respect to any Mortgage Loan the Company's right to such reimbursement shall be limited, subject to Section 4.13, to the related Liquidation Proceeds, __________ Proceeds and Insurance Proceeds as may be collected by the Company from the __________ any Person. The Company's right to the reimbursement set forth in the preceding __________ be prior to the rights of the Owner to such proceeds and amounts, except that where _________ is required to repurchase a Mortgage Loan pursuant to Section 5(c) or (d) of the Mortgage Loan Purchase Agreement, the Company's right to such reimbursement shall be __________ the rights of the Owner to receive payment from the Custodial Account representing ___________ price set forth in Section 5(c) or (d) of the Master Mortgage Loan Purchase Agreement applicable, and representing all other amounts required to be paid to the Owner with __________ repurchased Mortgage Loan;

               (iv) To pay to itself as servicing compensation any interest or investment income __________ in the Custodial Account (all such interest and investment income to be withdrawn no later than each Remittance Date);

                (v) To pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 5(c) or (d) of the Master Mortgage Loan Purchase Agreement all related __________ and such other amounts as may be collected by the Company from the __________ otherwise relating to such Mortgage Loan, provided that such Monthly Payments or __________ have not been distributed as of the date on which the related repurchase price is
__________.

               (vi) To refund to the Company any amount deposited in the Custodial Account and not required to be deposited therein; and

              (vii) To clear and terminate the Custodial Account upon the termination of this Agreement.

               Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

         The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. Each Escrow Account shall be an Eligible Account. The creation of any Escrow Account shall be evidenced by (i) a certification in the form shown in Exhibit D hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit E hereto, in the case of an account held by a depository other than the Company. In either case, a copy of such certification or letter agreement shall be furnished to the then Owner upon request.

         The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Company shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited into the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid funds therein is insufficient for such purposes.

               Section 4.07  Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account may be made by the Company (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Company for any Servicing Advance made by Company with respect to an Escrow Payment, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, and only to the extent permitted by applicable law, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Company, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited into the Escrow Account, (vii) to refund to the Company any amount deposited in the Escrow Account and not required to be deposited therein or (viii) to clear and terminate the Escrow Account on the termination of this Agreement. As part of its servicing duties, the Company shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

               Section 4.08 Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

         With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and shall effect payment thereof to ensure the lien of the Mortgage remains in full force and effect by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event the Company does not enforce, or is prohibited by law from enforcing, the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, the Company shall ensure that all ground rents, taxes, assessments, water rates, and any other charges which are or may become a lien upon the Mortgaged Property are paid and the lien of the Mortgage remains in full force and effect, and shall advance its own funds, if necessary, to effect payment of the same.

         With respect to each Mortgage Loan the Company shall maintain or cause to be maintained accurate records reflecting the status of hazard insurance policy premiums, and shall effect payment thereof by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event the Company does not enforce, or is prohibited by law from enforcing, the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, the Company shall ensure that at all times each Mortgaged Property affected thereby is insured by hazard insurance to the extent required under Section 4.10 of this Agreement, and shall advance its own funds to effect payment of the same, if necessary.

         The Company shall maintain in full force and effect a Primary Insurance Policy with respect to each Mortgage Loan as to which a Primary Insurance Policy was in effect on the related Closing Date, which Primary Insurance Policy shall be the same as or conform in all material respects to such Primary Insurance Policy in effect on the related Closing Date and shall be issued by an insurer whose claims-paying ability is satisfactory to FNMA and FHLMC and that is licensed to do business in the state in which the related Mortgaged Property is located. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80% or less. The Company will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with an insurer that satisfies the standards set forth above. The Company shall not take any action that would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. In connection with any assumption or substitution of liability agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement Primary Insurance Policy as provided above.

         In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself, and the Owner, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any Primary Insurance Policy shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 4.05.

               Section 4.09  Transfer of Accounts.

         The Company may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. The Company shall promptly notify the Owner upon making any such transfer. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

               Section 4.10  Maintenance of Hazard Insurance.

         The Company shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer; provided, however, that coverage under such fire and hazard insurance policy shall in no event exceed the maximum amount, if any, set forth in any document in the Mortgage File or as required by applicable law. With respect to each Mortgage Loan, the Company shall maintain or cause to be maintained such policy of flood insurance as is required to be maintained pursuant to the Flood Disaster Protection Act of 1973, as amended, to the extent available. The Company shall also maintain on any REO Property, fire, hazard and liability insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 4.04, any amounts collected by the Company under any such policies other than amounts to be deposited into the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Company's normal servicing procedures, shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 4.05. Any cost incurred by the Company in maintaining any such insurance shall not, for the purpose of calculating distributions to the Owner, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Company of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Company, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Company. The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Company shall not accept or maintain any such insurance policy from an insurance company that does not then meet the standards for hazard insurance carriers established by FNMA or FHLMC.

               Section 4.11  Maintenance of Mortgage Impairment Insurance
                             Policy.

         If the Company shall obtain and maintain a blanket insurance policy insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of
Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Company agrees to prepare and present, on behalf of the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of Owner, the Company shall cause to be delivered to the Owner a certified true copy of such policy and shall use reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

               Section 4.12  Fidelity Bond, Errors and Omissions Insurance.

         The Company shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA, or FHLMC on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Company against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Sellers' and Servicers' Guide or by FHLMC in the FHLMC Sellers' and Servicers' Guide. Upon request of any Owner, the Company shall cause to be delivered to such Owner a certified true copy of the Fidelity Bond and insurance policy and shall use reasonable efforts to obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

               Section 4.13  Title, Management and Disposition of REO Property.

         If title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner.

         The Company shall either itself or through an agent selected by the Company, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Company shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Company to the Owner upon request. The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property, upon approval of the Owner, within one (1) year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Owner shall be entered into with respect to such purchase money mortgage.

         The Company shall segregate and hold all funds collected and received in connection with the operation of REO Properties separate and apart from its own funds or general assets in an REO Account, which shall be an Eligible Account. The creation of the REO Account shall be evidenced by (i) a certification in the form shown in Exhibit F hereto, in the case of an account established with the Company, or (ii) a letter agreement in the form shown in Exhibit G hereto, in the case of an account held by a depository other than the Company. In either case, an original of such certification or letter agreement shall be furnished to the Owner upon request. The Company shall maintain accurate records reflecting the origin of all funds collected and deposited into the REO Account.

         The Company shall deposit or cause to be deposited, on a daily basis in the REO Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property with respect to which a deposit into the REO Account was made, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of the Company. On or before each Determination Date, the Company shall withdraw from the REO Account and deposit into the Custodial Account the net income from each REO Property on deposit in the REO Account.

         The Company shall notify the Owner of its receipt of a bona fide offer for any REO Property. Each REO Disposition shall be carried out by the Company at such price and upon such terms and conditions as the Owner shall approve. The proceeds from the REO Disposition, net of any related unreimbursed Servicing Advances and Monthly Advances to the Company, shall be deposited into the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Remittance Date in accordance with Section
5.01. If the proceeds from an REO Disposition are insufficient to reimburse the Company for any related unreimbursed Servicing Advances and Monthly Advances, the Company shall be entitled to withdraw any such deficiency from amounts on deposit in the Custodial Account.

               Section 4.14  Adjustments to Mortgage Interest Rates.

         The Company shall make interest rate adjustments and payment amount adjustments for each Adjustable Rate Mortgage Loan in accordance with the terms of the related Mortgage Note, and will deliver to the related Mortgagor written notice of such adjustments in accordance with the terms of such Mortgage Note and the requirements of applicable law.

               Section 4.15 Subservicing Agreements Between the Company and Subservicers.

         (a) The Company may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans. The terms of any Subservicing Agreement shall not be inconsistent with any of the provisions of this Agreement. Each Subservicer shall be (i) authorized to transact business in the state or states in which the Mortgaged Properties related to the Mortgage Loans it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and (ii) a FHLMC- or FNMA- approved mortgage servicer. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in
Section 4.20 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement.

         (b) As part of its servicing activities hereunder, the Company, for the benefit of the Owner, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement. Such enforcement, including without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Company, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Company shall pay the costs of such enforcement at its own expense and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

               Section 4.16  Successor Subservicers.

         The Company shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement. In the event of termination of any Subservicer, the Company either shall directly service the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under section 4.15.

               Section 4.17  Liability of the Company.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Company and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Company shall remain obligated and primarily liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 4.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into any agreement with a Subservicer for indemnification of the Company by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               Section 4.18 No Contractual Relationship Between Subservicers and the Owner.

         Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between such Subservicer and the Company alone, and the Owner shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer.

               Section 4.19  Assumption or Termination of Subservicing
                             Agreements.

         In the event that MLCC shall for any reason no longer be the Company, the Owner or its designee may, if the Company does not terminate any Subservicing Agreement in accordance with its terms, thereupon assume all of the rights and obligations of the Company under such Subservicing Agreement. Upon such assumption, the Owner or its designee shall be deemed to have assumed all of the Company's interest therein and to have replaced the Company as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Company shall not thereby be relieved of any liability or obligations under the Subservicing Agreements, and the Company shall continue to be entitled to any rights or benefits which arose prior to its termination as servicer.

         The Company at its expense shall, upon the request of the Owner, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  Section 4.20  Subservicing Accounts.

         In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer shall be required to establish and maintain a Subservicing Account which shall be an Eligible Account. The Subservicer shall be required to deposit into the Subservicing Account not later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Subservicer, less its subservicing compensation to the extent permitted by the Subservicing Agreement, and to remit such proceeds to the Company for deposit in the Custodial Account not later than the tenth day of each month or, if such tenth day is not a Business Day, the immediately succeeding Business Day. For purposes of this Agreement, the Company shall be deemed to have received payments on the Mortgage Loans when the Subservicer has received such payments pursuant to the Subservicing Agreement.

                  Section 4.21  Permitted Investments.

         The Company may invest the funds in the Custodial Account in Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Remittance Date next following the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of the Company or its nominee. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Company, and shall be withdrawn by the Company on the related Remittance Date. The Company shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.


                                   ARTICLE V

                             PAYMENTS TO THE OWNER

                  Section 5.01  Distributions.

         On each Remittance Date, the Company shall distribute to the Owner
(i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to clauses (ii) through (vi) of Section 4.05, (ii) plus all Monthly Advances, if any, which the Company is obligated to deposit into the Custodial Account pursuant to Section 5.03, (iii) minus
(a) any amounts attributable to Principal Prepayments received after the Principal Prepayment Period, and (b) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the preceding Determination Date.

         All distributions made to the Owner on each Remittance Date will be made to the Owner of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Owner, and shall be made by wire transfer of immediately available funds to the account of the Owner at a bank or other entity having appropriate facilities therefor, or if the Owner shall have so notified the Company, by check mailed to the address of the Owner as provided for in Section 11.05.

         With respect to any remittance received by the Owner on or after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Owner interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Chemical Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Company to the Owner on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

                  Section 5.02  Statements to the Owner.

         Not later than the tenth (10th) day of each month, the Company will furnish to the Owner a Monthly Remittance Advice in a format substantially similar to FNMA Form 2010 attached hereto as Exhibit H, which Monthly Remittance Advice will be generated as of the expiration of the preceding month.

         The Company shall provide the Owner with such information concerning the Mortgage Loans as is necessary for such Owner to prepare its federal income tax return as any Owner may reasonably request from time to time.

                  Section 5.03   Monthly Advances by the Company.

         Not later than the close of business on the Business Day preceding each Remittance Date, the Company shall deposit in the Custodial Account an amount equal to all Monthly Payments, not previously advanced by the Company (with interest adjusted to the Mortgage Loan Remittance Rate), which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

         The Company's obligation to make Monthly Advances as to any Mortgage Loan shall continue through the Remittance Date following the earlier to occur of (a) the repurchase of the Mortgage Loan by the Company, if applicable, and
(b) the acquisition or disposition of title to the related Mortgaged Property through foreclosure or receipt of a deed in lieu of foreclosure; provided, however, that the Company shall not be required to make a Monthly Advance if the Company determines, in its reasonable judgment, that such Monthly Advance would not be recoverable from Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) on the related Mortgage Loan and delivers to the Owner an Officer's Certificate setting forth the basis for such determination; provided, further, that the Company shall not be required to make a Monthly Advance with respect to the principal portion of the Monthly Payment for any Balloon Mortgage Loan due on the maturity date of such Balloon Mortgage Loan.

                  Section 5.04  Compensating Interest.

         Not later than the close of business on the Business Day preceding each Remittance Date, the Company shall from its own funds deposit in the Custodial Account an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls, if any, that exist in respect of the related Principal Prepayment Period and (ii) the aggregate of the Servicing Fees for the most recently ended calendar month.


                                  ARTICLE VI

                          GENERAL SERVICING PROCEDURE

                  Section 6.01  Assumption Agreements.

         If the Company acquires actual knowledge that a Mortgagor has transferred or proposes to transfer the related Mortgaged Property, the Company shall enforce any related "due-on-sale" clause consistent with its practices for mortgage loans it services for its own account. If the Company elects not to enforce such due-on-sale clause, the Company may enter into an assumption agreement with the party to whom such Mortgaged Property is to be or has been conveyed. If any assumption fee is collected by the Company for entering into an assumption agreement, the Company shall be entitled to retain, as additional servicing compensation, a portion of such fee equal to the greater of: (i) $500.00 or (ii) 1% of the outstanding principal balance of the related Mortgage Loan ("Assumption Fee") and shall deposit into the Custodial Account any portion thereof that exceeds the Assumption Fee.

               Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, the Company shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Owner or the Custodian. Upon receipt of such request, the related mortgage documents promptly shall be released to the Company and the Company shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Owner.

         If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage, then upon discovery by the Company or notice from the Owner, the Company shall cure any erroneously issued release within sixty (60) days. If the Company is unable to cure such erroneous release or satisfaction within such time period, or any Mortgage or other security instrument executed by a Mortgagor in connection with such cure is later determined to be unenforceable by a final order of a bankruptcy court with jurisdiction over the Mortgagor or the Mortgaged Property, the Company shall within two (2) Business Days following such cure period and after receipt of demand by the Owner, repurchase the related Mortgage Loan a price equal to (i) the Assumed Principal Balance of the Mortgage Loan plus (ii) accrued interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest has last been paid and distributed to the Owner to the date of repurchase. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the repurchase price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution.

         From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Owner shall, upon request of the Company and delivery to the Owner of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Owner to the Company. Such servicing receipt shall obligate the Company to return the related Mortgage documents to the Owner when the need therefor by the Company no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited into the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner to the Company.

               Section 6.03  Servicing Compensation.

         As compensation for its services hereunder, the Company shall be entitled to a Servicing Fee payable with respect to each Mortgage Loan. As to each Mortgage Loan, the Servicing Fee shall be payable monthly from payments of interest (to the extent received) on such Mortgage Loan prior to the deposit of such payments into the Custodial Account, shall accrue at the applicable Servicing Fee Rate, and shall be computed on the basis of the same principal amount and for the same period respecting which such interest payment was computed. The Company shall be entitled to recover accrued but unpaid Servicing Fees in respect of any Mortgage Loan to the extent permitted by Section 4.05. The Company's right to the Servicing Fee shall not be transferred in whole or in part except in connection with the transfer of all the Company's obligations under this Agreement. Servicing compensation in addition to the Servicing Fee, in the form of assumption fees as provided in
Section 6.01, default interest in excess of the Mortgage Interest Rate and late payment charges, in each case to the extent collected, shall be retained by the Company and shall not be required to be deposited into the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

               Section 6.04  Annual Statement as to Compliance.

         The Company will deliver to the Owner on or before April 1 of each year, beginning with April 1 of the calendar year after the year in which the first Closing Date occurs, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its material obligations under this Agreement throughout such year in all material respects, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

               Section 6.05 Annual Independent Certified Public Accountants' Servicing Report.

         On or before April 1 of each year, beginning with April 1 of the calendar year after the year in which the first Closing Date occurs, the Company at its expense shall cause a firm of independent public accountants (which may also render other services to the Company) to furnish the Owner with copy of a report to the effect that all Mortgage Loans serviced by the Company under this Agreement were included in the total population or mortgage loans subject to selection for testing in such firm's examination of certain documents and records, that such examination was conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers and that such examination disclosed no items of material noncompliance with the provisions of the Uniform Single Attestation Program for Mortgage Bankers, except for such items of noncompliance as shall be set forth in such report.

               Section 6.06  Owner's Right to Examine Company Records.

         The Owner shall have the right to examine and audit, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Company, or held by another for the Company or on its behalf or otherwise, which may be relevant to the performance or observance by the Company of the terms, covenants or conditions of this Agreement.

         The Company shall provide to the Owner and any supervisory agents or examiners which may relate to the Owner access to any documentation regarding the Mortgage Loans which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Company.


                                  ARTICLE VII

                       REPORTS TO BE PREPARED BY COMPANY

               Section 7.01  Transfers on One or More Reconstitution Dates.

         The Owner and the Company agree that with respect to some or all of the Mortgage Loans, from time to time, the Owner shall effect a transfer to FNMA and/or FHLMC or a pass-through transfer, in each case retaining the Company as the servicer thereof, or as applicable the "seller/servicer". On the related reconstitution date, the Mortgage Loans transferred shall continue to be covered by this Agreement.

         The Company shall cooperate with the Owner in connection with any transfer contemplated by this Section and shall (a) execute a reasonably acceptable reconstitution agreement, on terms substantially similar to this Agreement, within ten (10) Business Days after receipt of any reconstitution agreement, and (b) provide to FNMA, FHLMC, the trustee or a third party purchaser, as the case may be, subject to any reconstitution agreement and/or the Owner: (i) any and all information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Owner shall reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, as are reasonably requested and which are substantially similar to those provided by the Company with respect to securitizations of mortgage loans by the Company, letters from auditors, and certificates of public officials or officers of the Company as are reasonably believed necessary by FNMA, FHLMC, the trustee, such third party purchaser, any rating agency or the Owner as the case may be in connection with such transaction. Owner shall reimburse Company for all expenses incurred by Company with respect to satisfying the requests made under this Section 7.01.

         In the event the Owner has elected to have the Company hold record title to the Mortgage Loans, prior to a reconstitution date, the Company or its designee shall prepare an Assignment in blank from the Company, acceptable to FNMA, FHLMC, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of such transfer and shall pay all preparation and recording costs associated therewith. The Company shall execute each Assignment and deliver them as required by FNMA, FHLMC, the trustee or such third party, as the case may be, upon the Company's receipt thereof provided however, that the Company shall not be required to prepare and/or record more than one (1) Assignment with respect to any Mortgage Loan. Additionally the Company shall prepare and execute, at the direction of the Owner, any Mortgage Note endorsements in connection with a reconstitution agreement.

               Section 7.02  Owner's Repurchase Obligations.

         Upon receipt by the Company of notice from FNMA, FHLMC or the trustee of a breach of any Owner representations or warranty contained in any reconstitution agreement or a request by FNMA, FHLMC, or the trustee, as the case may be, for the repurchase of any Mortgage Loan transferred to FNMA, FHLMC, or trustee, the Company shall promptly notify the Owner of same and shall, at the direction of the Owner, use reasonable efforts to cure or correct any such breach and to satisfy the requests or concerns of FNMA, FHLMC, or the trustee related to such deficiencies of the related Mortgage Loans transferred to FNMA, FHLMC, or the trustee. With respect to any request for repurchase of any Mortgage Loan, the Company shall prepare and forward to the Owner, wire transfer instructions concerning the repurchase price, date, and account routing information. The Owner shall complete repurchase of the affected Mortgage Loan by delivery of the repurchase funds via wire transfer to FNMA, FHLMC, or the trustee, as the case may be.

         At the time of repurchase, the Custodian and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Owner according to the Owner's instructions and the delivery to the Custodian of any documents held by FNMA, FHLMC, or the trustee with respect to the repurchased Mortgage Loan pursuant to the related reconstitution agreement. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Owner that such repurchase has taken place, and amend the Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement. All Mortgage Loans repurchased by the Owner pursuant to this Section shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

               Section 7.03 Company Shall Provide Information as Reasonably Required.

         The Company shall furnish to the Owner during the term of this Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to Owner, or otherwise in respect to the purposes of this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Owner, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Owner may reasonably request. The Company agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.


                                 ARTICLE VIII

                                  THE COMPANY

               Section 8.01  Indemnification; Third Party Claims.

         (a) The Company agrees to indemnify the Owner and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that any Owner may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement.

         (b) The Company shall promptly notify the Owner if a material claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim. The Company shall follow any written instructions received from the Owner in connection with such claim. The Owner shall promptly reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the Company's indemnification pursuant to Section 3.01 or to the failure of the Company to service and administer the Mortgages substantially in accordance with the terms of this Agreement.

               Section 8.02  Merger or Consolidation of the Company.

         The Company will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided however that the successor or surviving Person shall meet the requirements of
Section 11.01 hereof.

               Section 8.03  Limitation on Liability of the Company and Others.

         Neither the Company nor any of the officers, employees or agents of the Company shall be under any liability to any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations substantially in accordance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Company may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable. The Company shall be entitled to be reimbursed therefor from the Owner upon written demand.

               Section 8.04  Company Not to Resign.

         The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 11.01.



                                  ARTICLE IX

                                    DEFAULT

               Section 9.01  Events of Default.

         In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

              (i) any failure by the Company to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Owner; or

              (ii) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Owner; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

              (iv) the Company shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

              (v) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vi) the Company ceases to be eligible to sell Mortgage Loans to and service Mortgage Loans for FNMA and FHLMC, and continues to be ineligible to sell Mortgage Loans to and service Mortgage Loans for FNMA and FHLMC for a period of sixty (60) days after the date on which written notice of such ineligibility shall have been given to the Company by FNMA and FHLMC;

              (vii) failure by the Company to maintain its license to service the Mortgage Loans, in any jurisdiction where a Mortgaged Property is located and such license is required, which failure remains uncured for a period of sixty (60) days (or such shorter period of time as shall result in a material adverse effect on either the Owner's interest in the Mortgage Loans or the value of the Mortgage Loan during such cure period).

              (viii) failure by the Company to maintain a minimum net worth of $15,000,000 unless adequate assurances are given to the Owner, in form and substance reasonably acceptable to the Owner, that the Company will be able to perform its obligations under this Agreement.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Company, in addition to whatever rights the Owner may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof other than, with respect to any Additional Collateral Mortgage Loan, the obligation to administer the related ParentPower(R) Agreement or Mortgage 100(SM) Pledge Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 11.01, except with respect to any related ParentPower(R) Agreement or Mortgage 100(SM) Pledge Agreement. Upon written request from the Owner, the Company shall prepare, execute and deliver, any and all documents and other instruments, deliver to the successor all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including the transfer and endorsement or assignment of the Mortgage. Loans and related documents, or otherwise, at the Company's sole expense. The Company agrees to cooperate with the Owner and such successor in effecting the termination of the Company's responsibilities and rights hereunder as provided above, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account, REO Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

               Section 9.02  Waiver of Defaults.

         The Owner may waive any default by the Company in the performance of its obligations hereunder and its consequences by written notice to Company after notice is provided from Company to Owner. Owner agrees to respond to such notice from Company within a reasonable time and shall use reasonable efforts to respond to Company within sixty (60) days. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE X

                                  TERMINATION

                  Section 10.01  Termination.

         The respective obligations and responsibilities of the Company shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Company and the Owner in writing, or (iii) the repurchase by the Company of all Mortgage Loans and all REO Property at a price equal to 100% of the outstanding principal balance of each Mortgage Loan on the day of repurchase, plus accrued interest thereon at the Mortgage Loan Remittance Rate to the first day of the month following repurchase, plus the appraised value of any such REO Property determined at the expense of the Company by an appraiser mutually agreed upon by the Company and the Owner.

         The right of the Company to repurchase all Mortgage Loans and REO Property pursuant to the preceding paragraph shall be conditioned upon the aggregate outstanding principal balance of such Mortgage Loans at the time of repurchase owned by each individual investor equaling less than 10% of the aggregate outstanding principal balance of the Mortgage Loans sold to such individual investor.


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

                  Section 11.01  Successor to the Company.

         Prior to termination of Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01, 10.01 or 11.04, the Owner shall (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor who is a FNMA/FHLMC approved Seller/Servicer, having a net worth of not less than $15,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of Company pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Company of the representations and warranties made pursuant to Section 3.01 hereof or
Section 5 of the Master Mortgage Loan Purchase Agreement and the remedies available to the Owner hereunder and thereunder, it being understood and agreed that the provisions of Section 3.01 hereof and Section 5 of the Master Mortgage Loan Purchase Agreement shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

         Any successor appointed as provided in this Section 11.01 shall execute, acknowledge and deliver to the Company and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 9.01, 10.01, or 11.04 shall not affect any claims that the Owner may have against the Company arising prior to any such termination or resignation.

         The Company shall in a timely and reasonable manner deliver to the successor the funds in the Custodial Account, REO Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds. The Company shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company. The successor shall make arrangements as it may deem appropriate to reimburse the Company for amounts the Company actually expended pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been reimbursable to the Company pursuant to this Agreement but for the appointment of the successor servicer.

         Upon a successor's acceptance of appointment as such, the Company shall notify the Owner by mail of such appointment.

                  Section 11.02     Amendment.

         This Agreement may be amended from time to time by the Company and the Owner only by written agreement signed by the Company and the Owner.

                  Section 11.03     Assignments of Mortgage.

         Owner shall not record an Assignment of Mortgage as long as MLCC is the Company under this Agreement. Upon the sale or transfer of any of the Mortgage Loans by Owner, Seller shall, upon request, prepare and record all applicable Assignments. In the event that MLCC shall for any reason no longer be the Company, then, at the Owner's request, the Assignments of Mortgage shall be recorded in the name of the Owner or in the name of a Person designated by the Owner in all appropriate public offices for real property records. All recording fees related to such recordation shall be paid by the Company.

                  Section 11.04     Assignment of Servicing Rights.

         The Company may assign the servicing rights with respect to the Mortgage Loans upon the written consent of the Owner, provided however the Company may, without the consent of the Owner enter into one or more subservicing agreements relating to the Mortgage Loans provided further that notwithstanding any subservicing arrangement, the Company shall remain liable to the Owner for all obligations and responsibilities set forth in this Agreement.

                  Section 11.05     Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida except to the extent preempted by Federal law.

                  Section 11.06     Notices.

         Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or facsimile transmission and by a similar mailed writing, to (i) in the case of the Company, Merrill Lynch Credit Corporation, 4802 Deer Lake Drive East, Jacksonville, Florida 32246-6484, Attention: General Counsel, with a copy to Senior Vice President, Loan Administration at the same address, or such other address as may be furnished to the Owner in writing by the Company and (ii) in the case of the Owner, Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, CT 06830 Attention: Muriel Brunken, Vice President or such other address as may be furnished to the Company in writing by the Owner.

                  Section 11.07     Severability Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement; provided, however, that if the invalidity of any covenant, agreement or provision shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of this Agreement.

                  Section 11.08     Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 11.09     General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

              (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

              (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

              (iv) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

              (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

              (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  Section 11.10     Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 11.11     Successors and Assigns.

         The provisions of this Agreement shall be binding upon the inure to the benefit of the respective successors and assigns of the parties hereto.

                  Section 11.12     Counterparts.

         This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

                  Section 11.13     Relationship of Parties.

         Nothing contained herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as an agent for the Owner.

                  Section 11.14     Assignment by Owner.

         The Owner shall have the right without the consent of the Company but subject to the limit set forth in Section 2.02 to assign in whole or in part its interest under this Agreement with respect to some or all of the Mortgage Loans and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit J hereto. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans and the Owner as assignor shall be released from all obligation hereunder with respect to such Mortgage Loans arising from events occurring from and after the date of such assignment assumption. All references to the Owner in this Agreement shall be deemed to include its assignee or designee.

                  Section 11.15     No Personal Solicitation.

         From and after the Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Owner. Notwithstanding the foregoing, it is understood and agreed that offers to refinance a Mortgage Loan made be Owner or an affiliate of Owner in response to, or as a result of, contact initiated by a Mortgagor, and promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section.

                  Section 11.16     Survival.

         The representations, warranties, covenants, agreements and indemnities of the Owner and the Company expressed in this Agreement shall survive.

IN WITNESS WHEREOF, Greenwich Capital Financial Products, Inc. and Merrill Lynch Credit Corporation have executed this Master Servicing Agreement by and through their duly authorized officers as of this _____ day of May, 1997.


                                         GREENWICH CAPITAL FINANCIAL
                                           PRODUCTS, INC.

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:



                                         MERRILL LYNCH CREDIT CORPORATION



                                         By:
                                             --------------------------------
                                             Name:    John M. Wheeler
                                             Title:   Senior Vice President

                                   EXHIBIT A

                           FORM OF POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that ____________________________ ("Owner") having its principal place of business at _______________________________, hereby constitutes and appoints Merrill Lynch Credit Corporation ("MLCC"), a Delaware Corporation having its principal place of business at 4802 Deer Lake Drive East, Jacksonville, Florida 32246, by and through any, of its Vice Presidents or more senior officers, its true and lawful Attorney-in-Fact, in its name, place and stead and for its benefit, in connection with all mortgage loans serviced by MLCC for Owner for the purposes of performing all acts and executing all documents in the name of the Owner necessary and incidental to servicing said loans, including but not limited to:

         (1) Foreclosing delinquent loans or discontinuing such foreclosure proceedings;

         (2) Selling, transferring or otherwise disposing of real property acquired through foreclosure or otherwise, including but not limited to executing all contracts, agreements, deeds, assignments or other instruments necessary to effect such sale, transfer or disposition, and receiving proceeds and endorsing checks made payable to the order of Owner from such proceedings;

         (3) Preparing, executing and delivering satisfactions, cancellations, discharges, or full or partial releases of lien, subordination agreements, modification agreements, assumption agreements, and substitutions of trustees under deeds of trust;

         (4) Endorsing promissory notes and executing assignments of mortgages, deeds of trust, deeds to secure debt and other security instruments securing said promissory notes in connection with loans for which MLCC has received full payment of all outstanding amounts due; and

         (5) Any and all such other acts of any kind and nature whatsoever that are necessary and prudent to service the loans.

         Owner further grants to MLCC full power and authority to do and perform all acts necessary for MLCC to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the Owner might or could do with the same validity as if all and every such act had been herein particularly stated, expressed and especially provided for, and hereby ratifies and confirms all that MLCC shall lawfully have done, do, or cause to be done by virtue of the powers and authority granted and contemplated hereby. This Limited Power of Attorney shall be effective as of _______________,199__.

         Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect until revoked in writing by the Owner.


                                     (Print Name of Owner)


                                     By:
                                         ------------------------------------
                                     Name:
                                     Title:

ATTEST


_____________________________
Name:
Title:


STATE OF _____________       )
                             )  ss.:
COUNTY OF _______            )

         On the _____ day of ________________,199__, before me, the undersigned, a Notary Public in and for said county and state, personally appeared _______________________ and ________________________, personally known to me to be the persons who executed the within instrument as __________________ and ___________________, respectively, on behalf of the corporation therein named, and they duly severally acknowledged that they reside at _______________________________ and that said instrument is the act and deed of said corporation, and that they, being authorized to do so, executed and delivered said instrument and affixed the corporate seal thereto for the purposes therein contained.

         Witness my hand and official seal.


                                     ________________________________________
                                            Notary Public State of ______

                                     My Commission Expires:_______________

                                   EXHIBIT B

                        CUSTODIAL ACCOUNT CERTIFICATION


                                                      [Month] __, [Year]


         Merrill Lynch Credit Corporation (the "Company"), hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Master Servicing Agreement, dated as of [Month] 1, [Year].

              Title of Account:  "Merrill Lynch Credit Corporation, in trust for the Owner."


              Account Number:
                                   ------------------------------------------


              Address of office or branch of the Company at which Account is maintained:
              ________________________________________________________________
              ________________________________________________________________


                               MERRILL LYNCH CREDIT CORPORATION



                               By:
                                    -----------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                      ---------------------------------------

                                   EXHIBIT C

                      CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                          [Month] __, [Year]


         To:      ____________________________
                  ____________________________
                  ____________________________
                  (the "Depository")

         As "Company" under the Master Servicing Agreement, dated as of [Month] 1, [Year], (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "Merrill Lynch Credit Corporation, in trust for the Owner." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                             MERRILL LYNCH CREDIT CORPORATION


                             By:
                                   -------------------------------------------
                             Name:
                                      ----------------------------------------
                             Title:
                                    ------------------------------------------


         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration.

         -------------------------------------------------
         (name of Depository)


         By:
            ----------------------------------------------
         Name:
              --------------------------------------------
         Title:
               -------------------------------------------

                                   EXHIBIT D

                         ESCROW ACCOUNT CERTIFICATION


                                                       [Month] __, [Year]


         Merrill Lynch Credit Corporation (the "Company"), hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Master Servicing Agreement, dated as of [Month] 1, [Year].


              Title of Account: "Merrill Lynch Credit Corporation, in trust for the Owner and various Mortgagors."


              Account Number:
                               ---------------------------------------------


              Address of office or branch of the Company at which Account is maintained:
              ______________________________________________________________
              ______________________________________________________________


                                MERRILL LYNCH CREDIT CORPORATION



                                By:
                                     -----------------------------------------
                                Name:
                                         -------------------------------------
                                Title:
                                       ---------------------------------------

                                   EXHIBIT E

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                              [Month] __, [Year]


         To:      ____________________________
                  ____________________________
                  ____________________________
                  (the "Depository")

         As "Company" under the Master Servicing Agreement, dated as of [Month] 1, [Year], (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "Merrill Lynch Credit Corporation, in trust for the Owner and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                 _________________________________________






         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _____________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration.


         _________________________________________
         (name of Depository)


         By:
            --------------------------------------
         Name:
              ------------------------------------
         Title:
               -----------------------------------

                                   EXHIBIT F

                       FORM OF REO ACCOUNT CERTIFICATION


                                                              (date)


         Merrill Lynch Credit Corporation (the "Company") hereby certifies that it has established the account described below as an REO Account pursuant to Section 4.13 of the Master Servicing Agreement, dated as of [Month] 1, [Year].

            Title of Account: "Merrill Lynch Credit Corporation, in trust for the Owner."


            Account Number:
                            ---------------------------------------------


           Address of office or branch of the Company at which Account is maintained:
           ______________________________________________________________
           ______________________________________________________________


                            MERRILL LYNCH CREDIT CORPORATION



                            By:
                                 ---------------------------------------------
                            Name:
                                     -----------------------------------------
                            Title:
                                   -------------------------------------------

                                   EXHIBIT G

                     FORM OF REO ACCOUNT LETTER AGREEMENT


                                                              (date)


         To:      ____________________________
                  ____________________________
                  ____________________________
                  (the "Depository")

         As "Company" under the Master Servicing Agreement, dated as of [Month] 1, [Year], (the "Agreement") we hereby authorize and request you to establish an account, as an REO Account pursuant to Section 4.13 of the Agreement, to be designated as "Merrill Lynch Credit Corporation, in trust for the Owner." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                              MERRILL LYNCH CREDIT CORPORATION



                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------




         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _____________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration.


         _________________________________________________
         (name of Depository)


         By:
            ----------------------------------------------
         Name:
              --------------------------------------------
         Title:
               -------------------------------------------

                                   EXHIBIT H

                       FORM OF MONTHLY REMITTANCE ADVICE

                        (INFORMATION IN FNMA FORM 2010)

                                   EXHIBIT I

                                  [Reserved.]

                                   EXHIBIT J



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
               ------------------------------------------------

     This is an Assignment, Assumption and Recognition Agreement made this ______ day of __________, 199__, among Greenwich Capital Financial Products, Inc. (the "Seller"), ______________ (the "Subsequent Purchaser") and Merrill Lynch Credit Corporation (the "Company").

     In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans listed on Exhibit One annexed hereto (the "Exhibit One Mortgage Loans") now serviced by the Company for Seller pursuant to the Master Servicing Agreement, dated as of May 13, 1997 (the "Servicing Agreement"), between the Seller and the Company, annexed hereto as Exhibit Two shall be subject to the terms of this Agreement.

                                  Warranties

     1. The Seller and the Company warrant and represent that attached hereto as Exhibit Two is a true, accurate and complete copy of the Servicing Agreement with respect to the Exhibit One Mortgage Loans, which Servicing Agreement is in full force and effect as of the date hereof and which has not been amended or modified in any respect nor has any notice of termination been given thereunder.


                           Assignment and Assumption

     2. The Seller hereby assigns to the Subsequent Owner all of its right, title and interest in and to the Servicing Agreement as the "Owner" thereunder and to the extent of the Exhibit One Mortgage Loans, and the Subsequent Owner hereby assumes all of the Seller's obligations under the Servicing Agreement as the "Owner" thereunder and with respect to the Exhibit One Mortgage Loans from and after the date hereof, and the Seller shall be relieved and released of all of its obligations under the Servicing Agreement to the extent of the Exhibit One Mortgage Loans from and after the date hereof.


                    Recognition of the Subsequent Purchaser

     3. From and after the date hereof, the Company shall recognize the Subsequent Owner as the owner of the Exhibit One Mortgage Loans and will service the Exhibit One Mortgage Loans for the Subsequent Owner as if the Subsequent Owner and the Company had entered into a separate servicing agreement for the servicing of the Exhibit One Mortgage Loans in the form of the Servicing Agreement with the Subsequent Owner and the "Owner" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Seller, the Company and the Subsequent Owner that this Agreement will be a separate and distinct servicing agreement, and the entire agreement, between the Company and the Subsequent Owner to the
____________________.

                  PLEDGED ASSET MORTGAGE SERVICING AGREEMENT
                  ------------------------------------------


     THIS PLEDGED ASSET MORTGAGE SERVICING AGREEMENT (this "Pledged Asset Agreement") is dated as of May 13, 1996, between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation ("Company"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Investor").

                          W I T N E S S E T H: That,

     WHEREAS, Investor is the investor pursuant to the terms and provisions of that certain Seller/Servicer Contract dated May 13, 1997 (the "Servicing Agreement"); and

     WHEREAS, Investor has purchased under the Servicing Agreement certain mortgage loans that were originated by Company (the "Additional Collateral Mortgage Loans"); and

     WHEREAS, that with respect to each Additional Collateral Mortgage Loan, Company is a party to either: (a) a Mortgage 100(SM) Pledge Agreement; or (b) a Parent Power(R) Agreement; and

     WHEREAS, in connection with the Mortgage 100 Loans and those Parent Power Mortgage Loans supported by a Parent Power(R) Guaranty and Security Agreement for Securities Account (collectively, the "Pledge Agreements"), the Additional Collateral Mortgage Loans are secured by real property and by the pledges of certain securities in a trading account (the "Trading Accounts"); and

     WHEREAS, in connection with the Parent Power Loans supported by a Parent Powers Guaranty Agreement for Real Estate, the Additional Collateral Mortgage Loans are secured by the real property of the applicable borrower and the real property of the applicable sponsor of such loan; and

     WHEREAS, Company is the servicer for the Additional Mortgage Loans pursuant to the Servicing Agreement and has assigned to the Investor the Pledge Agreements and the related security interests (for each Parent Power Loan supported by a Parent Power Guaranty Agreement for Real Estate, this includes an assignment of the accompanying Equity Access(R) Agreement and the Equity Access(R) Mortgage); and

     WHEREAS, Investor has requested Company, and Company has agreed, to administer and service the Trading Accounts;

     NOW, THEREFORE, in consideration of the premises, which are hereby deemed an integral part hereof, the mutual promises contained herein, and intending to be legally bound hereby, Company and Investor hereby agree as follows:

          1. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms shall have the meanings set forth below:

          "Agreement" means this Pledged Asset Mortgage Servicing Agreement.

          "Additional Collateral Mortgage Loan" shall mean each outstanding Mortgage Loan that is either a Mortgage 100 Loan or a Parent Power Mortgage Loan.

          "Equity Access(R) Agreement" shall mean the revolving line of credit agreement entered into between Company, as lender, and the sponsor of a Parent Power Mortgage Loan supported by a Parent Power Guaranty Agreement for Real Estate, as debtor, which line of credit may be drawn upon in the event of a "Loss" as set forth in the accompanying Parent Power Guaranty Agreement for Real Estate.

          "Equity Access(R) Mortgage" shall mean the mortgage given by the sponsor of a Parent Power Mortgage Loan supported by a Parent Power Guaranty Agreement for Real Estate, as mortgagor, in favor of Company, as mortgagee, to secure the sponsor's obligations under the accompanying Equity Access(R) Agreement.

          "Mortgage 100 Loan" shall mean a Mortgage Loan having at the time of origination a loan-to-value ratio generally in excess of Company's maximum acceptable loan-to-value ratio for such Mortgage Loan, which Mortgage Loan is supported by a Mortgage 100 Pledge Agreement.

          "Mortgage 100 Pledge Agreement" shall mean, with respect to each Mortgage 100 Loan, the Mortgage 100 Pledge Agreement for Securities Account between the mortgagor under such Mortgage 100 Loan and Company, pursuant to which such mortgagor has granted a security interest in various investment securities.

          "Mortgage Loan" shall mean an individual mortgage loan and all rights with respect thereto, evidenced by a mortgage note and secured by a mortgage encumbering the Mortgaged Property.

          "Mortgage Property" shall mean the real property and improvements thereon that is encumbered by an Additional Collateral Mortgage Loan.

          "Parent Power Agreement" shall mean, with respect to each Parent Power Mortgage Loan, a Parent Power Guaranty and Security Agreement for Securities Account or a Parent Power Guaranty Agreement for Real Estate.

          "Parent Power Guaranty Agreement for Real Estate" shall mean, with respect to a Parent Power Mortgage Loan, an agreement between Company and a guarantor on behalf of the Mortgagor under such Parent Power Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power Mortgage Loan, authorizes Company to draw on the applicable Equity Access(R) Agreement to fund such guaranty and has secured such Equity Access(R) Agreement with a lien on residential real estate of the guarantor or pursuant of an Equity Access(R) Mortgage.

          "Parent Power Guaranty and Security Agreement for Securities Account" shall mean, with respect to a Parent Power Mortgage Loan, an agreement between Company and a guarantor on behalf of the Mortgagor under such Parent Power Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power Mortgage Loan and has granted a security interest to Company in certain marketable securities to collateralize such guaranty.

          "Parent Power Mortgage Loan" shall mean a Mortgage Loan having at the time of origination a loan-to-value ratio generally in excess of Company's maximum acceptable loan-to-value ratio for such Mortgage Loans, which Mortgage Loan is supported by a Parent Power Agreement.

          "Support Agreement" shall mean that certain Support Agreement dated as of February 28, 1996 between Merrill Lynch & Co., Inc., and Merrill Lynch Credit Corporation and acknowledged by AMBAC Indemnity Corporation.

          2. Company hereby represents and warrants to Investor that prior to its assignment to Investor, Company had a perfected security interest in each Trading Account, or, if necessary to perfect a security interest in each asset contained in such Trading Account, a perfected security interest in each such asset contained in such Trading Account and following Company's assignment of the Pledge Agreements and related security interests, Investor has a perfected security interest in each Trading Account, or, if necessary to perfect a security interest in each asset contained in such Trading Account, a perfected security interest in each such asset contained in such Trading Account.

          3. Company agrees to administer and service the Trading Accounts upon the following terms and conditions:

          (a) In the event that the aggregate market value of the assets in a Trading Account falls below the Liquidation Value (as defined in the related Pledge Agreement), Company shall immediately give the borrower notice that the Trading Account is below the Liquidation Value and request that qualified assets or funds be deposited in the Trading Account within five (5) Business Days so as to bring the aggregate market value of the assets in the Trading Account to at least the Liquidation Value and, in the event that the borrower does not fulfill such obligation, Company shall (a) immediately convert all such assets in such Trading Account to cash or cash equivalents, (b) maintain such cash or cash equivalents until (i) the borrower is entitled to have the pledge of such Trading Account released as described herein or (ii) withdraw such cash or cash equivalents to be held by Company in escrow in the event of a Loss (as defined in the related Pledge Agreement), and (c) maintain its perfected security interest in the cash or cash equivalents until such release is authorized under the Pledge Agreement.

          (b) Company represents and warrants that it will service and administer the Trading Accounts in accordance with the terms of (i) its procedures (as the same may be amended from time to time) and (ii) the related Pledge Agreements. Company's obligations shall include, without limitation, exercising on behalf of Investor the remedies described in the Pledge Agreements and the furnishing of any notices to borrowers required in exercising such remedies. In the event that Company, in accordance with the terms of a particular Pledge Agreement, withdraws and/or sells any or all of the collateral and any proceeds thereof from a Trading Account, such sums shall be held by Company as "cash collateral" for the benefit of the Investor until the earlier to occur of (i) the Investor incurs a Loss (as defined in the related Pledge Agreement) or (ii) the related Pledge Agreement is terminated in accordance with its terms. If (i) the borrower has not elected by written notice to Company to apply the cash collateral to the outstanding principal balance owed in connection with a Pledged Asset Mortgage and (ii) in the event a Loss is incurred by the Investor prior to termination of the related Pledge Agreement, Company shall promptly pay the cash collateral held by Company to the Investor up to an amount equal to the Maximum Value (as defined in a particular Pledge Agreement). Any amounts in excess of the Maximum Value shall be paid to the borrower. In the event a Loss is not incurred by Investor and the related Pledge Agreement is terminated in accordance with its terms, Company shall return any sums held pursuant to this provision to the borrower. Any cash collateral held by Company shall be held in trust for the Investor; provided, however, that Company may invest the cash collateral in accordance with its normal cash management procedures and, further provided, that any income or loss allocable to the investment of any cash collateral shall be for the account of Company.

          (c)(i) Company is a party to that certain Surety Bond Reimbursement Agreement dated as of February 28, 1996 (the "Surety Agreement") executed by Company and AMBAC Indemnity Corporation ("AMBAC") pursuant to which AMBAC has issued the Limited Purpose Surety Bond contemplated thereby (the "Surety Bond"). Company hereby represents and warrants to Investor that the Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond subject to the limitations set forth therein. Investor acknowledges receipt from AMBAC on even date herewith of a certificate confirming the insurance of the Additional Collateral Mortgage Loans pursuant to the terms and provisions of the Surety Bond.

          (ii) Investor shall, to the extent required by AMBAC, enter info an indemnification agreement with AMBAC, in the form provided by or otherwise acceptable to AMBAC, pursuant to which Investor will indemnify AMBAC in respect of Additional Collateral Mortgage Loans as to certain matters, including but not limited to the securitization of the Additional Collateral Mortgage Loans. Investor will cooperate with Company to transfer to Investor the coverage of the Surety Bond in respect of the Additional Collateral Mortgage Loans.

          (iii) Company and Investor agree that AMBAC is a third-party beneficiary in respect of the Company's obligations under the Servicing Agreement and under this Pledged Asset Agreement.

          (iv) Investor shall not use, circulate, or quote, or otherwise refer to AMBAC or the Surety Bond for any purpose, including but not limited to the registration, purchase and sale of securities, nor file the Surety Bond with or refer to it or AMBAC as part of any registration statement or offering document filed to effect the sale of any of the Additional Collateral Mortgage Loans, without the express prior written consent of AMBAC as to both form and substance of such disclosure.

          (d) Company shall be released from its obligations to administer the Trading Accounts or the Parent Power Guaranty Agreement for Real Estate as applicable (and Company shall be entitled to release, as applicable), (i) the pledge of the Trading Account with respect to any Mortgage 100 Pledge Agreement or Parent Power Guaranty and Security Agreement for Securities Account or (ii) the lien on the Sponsor's residence with respect to a Parent Power Guaranty Agreement for Real Estate), provided that either (x) the unpaid principal balance of the Additional Collateral Mortgage Loan is less than or equal to 75% of the original loan amount of such Additional Collateral Mortgage Loan, or (y) Company causes the property securing the Additional Collateral Mortgage Loan to be reappraised at least seven years after the date of origination of such Additional Collateral Mortgage Loan and, on the basis of such reappraisal, the loan-to-value ratio of such Additional Collateral Mortgage Loan is less than or equal to 70%; or (z) the Mortgage 100 Pledge Agreement or the Parent Power Agreement, as applicable, requires Company to release the pledge or lien. Investor acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan at such time as Company's obligation to administer such Additional Collateral Mortgage Loan terminates as set forth in the preceding sentence.

          4. This Pledged Asset Agreement may be modified, amended, or terminated only by the written agreement of the parties hereto. Company shall not amend any Mortgage 100 Pledge Agreement or any Parent Power Agreement without the prior written consent of Investor.

          5. The promises and covenants herein set forth shall be mutually binding upon and shall inure to the mutual benefit of the parties hereto and their respective successors and assigns.

          6. This Pledged Asset Agreement shall be governed by the laws of the State of Florida.

          7. This Pledged Asset Agreement may be executed in counterparts, all of which shall constitute one and the same agreement.

          8. All demands, notices and communications hereunder to be given to Company shall be directed to:

                  If to Company:

                  Merrill Lynch Credit Corporation
                  4802 Deer Lake Drive East
                  Jacksonville, Florida  32246-6484
                  Attention:  William C. Schaub,
                    Vice-President, Secondary Marketing
                    (with a copy to General Counsel).

                  If to Investor.

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attention:  Muriel Brunken,
                    Vice President

          9. The Support Agreement was entered into between Merrill Lynch & Co., Inc., and Company solely in connection with the transaction contemplated by the Surety Agreement and Investor acknowledges that it is not a thud party beneficiary thereto nor to any agreement similar to the Support Agreement. Any references to the Support Agreement and the Surety Agreement herein is solely for informational purposes. Neither the Support Agreement or the Surety Agreement may be used, circulated or quoted, or otherwise referred to for any purpose, including, but not limited to the registration purchase and sale of securities, nor may any such documents be filed with or referred to in whole or in part of any Registration Statement or Prospectus filed to effect the sale of any Additional Collateral Mortgage Loan without the express prior written consent of both Company and AMBAC as to both the form and substance of such disclosures. Investor may in no way publicly disclose the existence of the Support Agreement or the Surety Agreement without the express written consent of both Company and AMBAC.

          10. Investor agrees to convey and assign to Company, without cost to Company, each Equity Access(R) Agreement and the Equity Access(R) Mortgage with secures the same at such time as the debtor/mortgagor thereunder no longer has and obligation to pay sums pursuant to the applicable Parent Power Agreement for Real Estate.

          IN WITNESS WHEREOF, the parries hereto have caused this Pledged Asset Mortgage Servicing Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first written above.

MERRILL LYNCH CREDIT CORPORATION


By:
   --------------------------------------------------
         William C. Schaub
         Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


By:
   --------------------------------------------------
         Ronald A. Weibye
         Vice President

                                 AMENDMENT #1

                         MASTER MORTGAGE LOAN PURCHASE
                               AGREEMENT BETWEEN
                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. AND
                       MERRILL LYNCH CREDIT CORPORATION
                            DATED as of MAY 13,1997

                              Excess Yield Issues


         This Amendment to the Master Mortgage Loan Purchase Agreement between Greenwich Capital Financial Products, Inc. ("Owner") and Merrill Lynch Credit Corporation ("Company") dated as of May 13,1997 is made this 30th day of December, 1998.

         WHEREAS, Owner and Company entered into a Master Mortgage Loan Purchase Agreement dated as of May 13, 1997 (the "Master Purchase Agreement") for the purposes of establishing between them certain rights and responsibilities as to the sale of certain residential mortgage loans (the "Mortgage Loans") and

         WHEREAS, Owner and Company wish to amend the Master Purchase Agreement to incorporate provisions to allow for the sale or retention by the Owner of a portion of the interest cash flow.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Company agree as follows:

         The Master Purchase Agreement between Owner and Company is hereby amended as follows:

         1. Preliminary Statement, the last sentence, should read as follows (added words are underlined/deleted words are stricken)

              Following its purchase of the Mortgage Loans from the Seller, the Purchaser may desire to sell to one or more purchasers some or all of the Mortgage Loans or to sell a portion of the interest cash flow received from the Mortgagors or to sell the Mortgage Loans while retaining a portion of the interest cash flow received from the Mortgagors and the Seller is willing to continue to service and administer the Mortgage Loans pursuant to such Master Servicing Agreement.

         2.  Section 1 ("Definitions") is modified by:

             1.  By adding the following definition:

                    "Excess Yield": Excess Yield shall have the meaning
             established in the Master Servicing Agreement entered into between Owner and Company dated as of May 13, 1997, as amended by Amendment #1 dated December 30,1998.

             2.  By adding the following definition:

                    "Excess Yield Holder": The Owner herein or any person or
             persons to whom the Owner has assigned the Excess Yield by execution of the Excess Yield Assignment Agreement in the form attached to the Master Servicing Agreement as Exhibit K.

             3.  Section 2(d) should be added as follows:

                 Notwithstanding the foregoing, the Purchaser may sell a portion of the interest received from the Mortgagors of the Mortgage Loans as "Excess Yield" and the Seller shall recognize the rights of the person or persons entitled to receive the Excess Yield (the "Excess Yield Holder") in accordance with the terms of the Master Servicing Agreement.

         4. In Section 16, the last sentence should read as follows (added words are underlined/deleted words are stricken):

                 Notwithstanding the preceding, Purchaser may, without obtaining the Seller's consent, sell, assign or otherwise transfer any Mortgage Loans which the Purchaser has purchased from the Seller hereunder and in connection with such sale, may assign to such transferee all rights of the Purchaser hereunder with respect to such Mortgage Loan or sell, assign or otherwise transfer the Excess Yield on any Mortgage Loan and in connection with such sale may assign to such Excess Yield Holder such rights as established in the Master Servicing Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Master Loan Purchase Agreement by proper officials duly authorized on the dates set forth herein.

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                   -----------------------------------
                                   Name:   Anthony Palmisano
                                   Title:  Vice President


                                   MERRILL LYNCH CREDIT CORPORATION



                                   -----------------------------------
                                   Name:   Laurel A. Davis
                                   Title:  Vice President

                                 AMENDMENT #2

                         MASTER MORTGAGE LOAN PURCHASE
                               AGREEMENT BETWEEN
                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. AND
                       MERRILL LYNCH CREDIT CORPORATION
                            DATED as of MAY 13,1997


         This Amendment to the Master Mortgage Loan Purchase Agreement between Greenwich Capital Financial Products, Inc. ("Owner") and Merrill Lynch Credit Corporation ("Company") dated as of May 13, 1997 is made this 30th day of December, 1998.

         WHEREAS, Owner and Company entered into a Master Mortgage Loan Purchase Agreement dated May 13, 1997 (the "Master Purchase Agreement") for the purposes of establishing between them certain rights and responsibilities as to the sale of certain residential mortgage loans (the "Mortgage Loans") and

         WHEREAS, Owner and Company wish to amend the Master Purchase Agreement to incorporate provisions regarding cooperative apartments.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Company agree as follows:

         The Master Purchase Agreement between Owner and Company is hereby amended as follows:

         1. In Section 1: Definitions, the definition for "Assignment" should be replaced with the following:

          "Assignment": An assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages securing Mortgaged Properties located in the same county, if permitted by applicable law and acceptable for recording by the applicable recording office. An Assignment shall include, as applicable, such instruments as are necessary and sufficient under the laws of the jurisdiction where a Cooperative Apartment is located to reflect of record the sale or transfer of the Mortgage Loan and the security interest in the Mortgaged Property affecting such Cooperative Apartment. With respect to any Mortgage Loan registered with MERS, an Assignment shall include a notice of transfer sufficient under the governing instruments of MERS to reflect a transfer of the Mortgage Loan.

         2. In Section 1: Definitions, add the following language to subparagraph (ii) in the definition for "Closing Documents":

            (E) Assignment of Mortgage 100 Pledge Agreement and Parent
                Power(R) Agreement.

         3. In Section 1: Definitions, add the following definitions:

            "Cooperative Apartment": A dwelling unit in a multi-dwelling building owned or leased by a cooperative housing corporation, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease in accordance with the laws of the state in which the building is located.

            "Cooperative Loan": A Mortgage Loan evidenced by a Mortgage Note and secured by a first lien against (i) shares issued by a cooperative housing corporation and (ii) the related Mortgagors' leasehold interest in the Cooperative Apartment. The security interest created in the Cooperative Apartment and the proprietary lease shall include the following documentation, as required by the applicable laws of the state in which the Cooperative Apartment is located: (a) a security agreement, (b) the related UCC-1 Financing Statement, (c) an assignment of the cooperative lease, (d) the stock certificate evidencing ownership of the Cooperative Apartment, appropriately endorsed, or an equivalent stock power, (e) a recognition agreement, and (f) such other documents as are necessary and proper for the perfection of alien against the Cooperative Apartment, all as are required under state law.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on (i) the real property or (ii) a Cooperative Apartment lease and related cooperative corporation shares, each as security for a Mortgage Note.

         4. In Section 1: Definitions, amend the following definitions (added words are underlined/deleted words are stricken):

            "Mortgage File": The mortgage documents and all documents relating to the security interest in a Cooperative Apartment, including but not limited to all paper, computer generated and microfiche records, pertaining to a particular Mortgage Loan which are specified in Exhibit 1 hereto and any additional documents required to be added to the Mortgage File pursuant to the Program Documents.

            "Mortgage Loan": An individual Mortgage Loan which is the subject of this Agreement. The term Mortgage Loan shall include a Cooperative Loan. Each Mortgage Loan set forth on the Final Mortgage Loan Schedule attached to a Warranty Bill of Sale initially will be subject to this Agreement, commencing on the respective Closing Date for the related Transaction.

            "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of (i) a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling or (ii) the shares of ownership in a single Cooperative Apartment including the stock certificate in the cooperative housing corporation, the proprietary lease, and all attendant right, title and interest thereto.

         5. In Section 3: Delivery Requirements, add the following section:

            (b)(xi) As applicable, such additional documents as are sufficient and necessary under the laws of the jurisdiction wherein a Cooperative Apartment is located to reflect the sale or transfer of the Mortgage Loan and the security interest in the Mortgaged Property in regard to a Cooperative Apartment.

         6. In Section 5: Representation, Warranties and Agreements of Seller, replace subsection (b)(ix) with the following:

            (b)(ix) Ownership of the Mortgaged Property is held in fee simple or a leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults. Except as permitted by the fourth sentence of this paragraph (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, .(2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein. With respect to each Cooperative Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Cooperative Apartment securing the related Mortgage Note subject only to (a) the lien of the related cooperative for current, but not yet due and payable, assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current, but not yet due and payable, and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related proprietary lease for the Cooperative Apartment may be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building;

         7. In Exhibit 1: Contents of Each Mortgage File, add the following language:

            In addition to the above, with respect to each Cooperative Loan, the Mortgage File shall contain each of the following items:

            1. a copy of the proprietary lease;
            2. a copy of the recognition agreement;
            3. the security agreement;
            4. a copy of the assignment of proprietary lease;
            5. the cooperative stock certificate and stock power; and
            6. a copy of the UCC-1 Financing Statements and, upon receipt from the appropriate public filing office, a copy of the filed UCC-1 Financing Statements.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Mortgage Loan Purchase Agreement by proper officials duly authorized on the dates set forth herein.

                                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.



                                -----------------------------------------
                                Name:      Anthony Palmisano
                                Title:     Vice President



                                MERRILL LYNCH CREDIT CORPORATION



                                -----------------------------------------
                                Name:      Laurel A. Davis
                                Title:     Vice President

===============================================================================




                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   Purchaser



                       MERRILL LYNCH CREDIT CORPORATION
                                    Seller






                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of May 13, 1997,






             Conventional Fixed and Adjustable Rate Mortgage Loans
                       MLCC 1997-6 Flow Delivery Program




===============================================================================


                                              Table of Contents
                                                                                                         Page


Section 1.   Definitions...................................................................................1

Section 2.   Purchase of Mortgage Loans...................................................................11

Section 3.   Delivery Requirements........................................................................12

Section 4.   Examination of Mortgage Files................................................................14

Section 5.   Representations, Warranties and Agreements of Seller.........................................14

Section 6.   Representations, Warranties and Agreements of the Purchaser..................................23

Section 7.   Servicing Obligations of the Seller..........................................................25

Section 8.   Intention of the Parties.....................................................................26

Section 9.   Cost.........................................................................................26

Section 10.  Further Agreements of the Seller.............................................................26

Section 11.  Mandatory Delivery...........................................................................26

Section 12.  Termination..................................................................................26

Section 13.  Severability Clause..........................................................................26

Section 14.  Waivers......................................................................................27

Section 15.  Survival.....................................................................................27

Section 16.  Successor and Assigns; Assignment of Purchase Agreement......................................27

Section 17.  Notices......................................................................................27

Section 18.  Counterparts.................................................................................27

Section 19.  Entire Agreement.............................................................................27

Section 20.  Governing Law and Amendments.................................................................28

Section 21.  Exhibits.....................................................................................28

Section 22.  General Interpretive Principles..............................................................28

Section 23.  Reproduction of Documents....................................................................28


                                    EXHIBIT


EXHIBIT 1             CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 2             FORM OF MASTER SERVICING AGREEMENT

EXHIBIT 3             FORM OF CUSTODIAL AGREEMENT

EXHIBIT 4             UNDERWRITING GUIDE OF THE SELLER

EXHIBIT 5             FORM OF CERTIFICATE OF THE SELLER

EXHIBIT 6 FORM OF ASSIGNMENT FOR MORTGAGE 100(SM) PLEDGE AGREEMENT OR PARENT POWER(R)AGREEMENT

EXHIBIT 7             FORM OF NOTICE OF ASSIGNMENT TO AND ACKNOWLEDGMENT
                      BY MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

EXHIBIT 8             FORM OF OPINION OF COUNSEL TO THE SELLER

EXHIBIT 9             [RESERVED.]

EXHIBIT 10            FORM OF WARRANTY BILL OF SALE

                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT

         This is a MASTER MORTGAGE LOAN PURCHASE AGREEMENT (the "Agreement"), dated as of May 13, 1997, by and between Greenwich Capital Financial Products, Inc. having its principal place office at 600 Steamboat Road Greenwich, CT, 06830 (the "Purchaser") and Merrill Lynch Credit Corporation, having its principal office at 4802 Deer Lake Drive East, Jacksonville, FL, 32246-6484 (the "Seller").

                             PRELIMINARY STATEMENT

         The Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional, fixed- and adjustable-rate, residential first mortgage loans (the "Mortgage Loans") as described herein, and which shall be delivered in pools of whole mortgage loans on various dates as provided herein (each a "Closing Date") on a servicing-retained basis. The Purchaser desires the Seller to service, and administer, and the Seller is willing to service and administer, each Mortgage Loan for the Purchaser, its successors and assigns from and after the respective Closing Date pursuant to a Master Servicing Agreement, dated as of even date herewith between the Seller and the Purchaser in the form attached as Exhibit 2 hereto. Following its purchase of the Mortgage Loans from the Seller, the Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers, and the Seller is willing to continue to service and administer the Mortgage Loans pursuant to such Master Servicing Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

         Section 1. Definitions. For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below. Other capitalized terms used in this Agreement and not defined herein shall have the respective meanings set forth in the form of Master Servicing Agreement attached hereto as Exhibit 2.

              "Additional Collateral": (i) With respect to any Mortgage 100(SM) Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100(SM) Pledge Agreement together with the related Mortgage 100(SM) Pledge Agreement, or (ii) with respect to any ParentPower(R) Mortgage Loan, the related ParentPower(R) Agreement.

              "Additional Collateral Mortgage Loan": Each Mortgage Loan that is either a Mortgage 100(SM) Loan or ParentPower(R) Mortgage Loan as to which the Additional Collateral is still required.

              "Adjustable Rate Mortgage Loan": A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable with respect thereto in accordance with the terms of the related Mortgage Note.

              "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person.

              "Agreement": This Master Mortgage Loan Purchase Agreement.

              "Appraised Value": With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for the originator at the time of origination of the Mortgage Loan, and
(ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

              "Assignment": An assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan and acceptable for recording by the applicable recording office.

              "Assumed Principal Balance": With respect to any Mortgage Loan as of any date of determination (i) the outstanding principal balance as of the Cut-off Date, after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to such Mortgage Loan representing
(a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section 5.03 of the Master Servicing Agreement.

              "Balloon Mortgage Loan": Any Mortgage Loan for which the related Monthly Payments, other than the Monthly Payment due on the maturity date thereof, are computed on the basis of a period to full amortization ending on a date that is later than such maturity date.

              "Business Day": Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking or savings associations in the State of Florida are authorized or obligated by law or executive order to be closed.

              "Certificate of the Seller": A certificate signed (i) by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President and (ii) by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, with the resolution of the Board of Directors of the Seller, the certificate of incorporation of the Seller and the by-laws of the Seller attached thereto, substantially in the form attached hereto as Exhibit 5.

              "Closing Date": For each Transaction, the date on which the Seller actually sells to the Purchaser, and the Purchaser actually purchases from the Seller, the Mortgage Loans listed on the Final Mortgage Loan Schedule attached to the related Warranty Bill of Sale.

              "Closing Documents": (i) With respect to the Initial Closing Date, the following documents:

      (A) three counterparts of this Agreement;

      (B) three counterparts of the Master Servicing Agreement;

      (C) three counterparts of the Custodial Agreement;

      (D) the Certificate of the Seller, dated as of the Initial Closing Date;

      (E) the Custodial Account Certification, dated the Initial Closing Date;

      (F) the Escrow Account Certification, dated the Initial Closing Date;

      (G) ten counterparts of a power of attorney in the form of Exhibit A to the Master Servicing Agreement;

      (H) three counterparts of the Pledged Asset Mortgage Servicing Agreement; and

      (I) an Opinion of Counsel to the Seller, in the form attached hereto as
          Exhibit 8.

          (ii) with respect to the Initial Closing Date and each subsequent Closing Date, the following documents:

      (A) the Final Mortgage Loan Schedule, in computer readable form, for the related Transaction;

      (B) the Warranty Bill of Sale with respect to the Mortgage Loans for the related Transaction, dated the Closing Date;

      (C) Assignment of the Seller's interest under the Surety Bond with respect to all Additional Collateral Mortgage Loans sold on such Closing Date; and

      (D) Certificate of the Surety Bond Issuer confirming the insurance of the Additional Collateral Mortgage Loans sold on such Closing Date pursuant to the provisions of the Surety Bond.

              "Converted Mortgage Loan": A Convertible Mortgage Loan with respect to which the related Mortgagor has exercised its option (i) to convert the related Mortgage Note from a Mortgage Note with an adjustable interest rate to a Mortgage Note with a fixed interest rate or (ii) to change the Index of the related Mortgage Note as may be provided thereunder.

              "Convertible Mortgage Loan": An Adjustable Rate Mortgage Loan with a Mortgage Note that contains provisions permitting the Mortgagor thereunder, at its option, (i) to convert such Mortgage Note from a Mortgage Note with an adjustable interest rate to a Mortgage Note with a fixed interest rate or (ii) to change the Index of such Mortgage Note.

              "Custodial Account": The separate trust account or accounts created and maintained pursuant to Section 4.04 of the Master Servicing Agreement.

              "Custodial Agreement": The Custodial Agreement, among the Seller, the Purchaser and the Custodian for the retention of each Mortgage Note, Mortgage, Assignment and certain other portions of each Mortgage File, substantially in the form attached hereto as Exhibit 3.

              "Custodian": The custodian under the Custodial Agreement, or its successor.

              "Cut-off Date": With respect to each Mortgage Loan, the first day of the month in which the related Closing Date occurs.

              "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.,

              "Due Date": The day of the month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

              "Equity Refinanced Mortgage Loan": A Refinanced Mortgage Loan in which the Mortgagor used less than the entire amount of the proceeds (net of any closing costs, including discount and origination fees and prepaid items) to refinance an existing mortgage loan and any junior lien that existed on the related Mortgaged Property for at least one year prior to origination of the Refinanced Mortgage Loan.

              "Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 4.06 of the Servicing Agreement which shall be entitled "Merrill Lynch Credit Corporation, in trust for the Owner and various Mortgagors," or such other title as is requested by the Owner.

              "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

              "Final Mortgage Loan Schedule": The list of Mortgage Loans for a Transaction, which list shall set forth the following information with respect to each Mortgage Loan:

                   (i)     the loan number,

                   (ii)    the Mortgagor's name;

                   (iii) the street address of the Mortgaged Property, including city, state and zip code;

                   (iv)    the Mortgage Interest Rate: (a) at origination and
                           (b) as of the Cut-off Date;

                   (v) for each Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date and the first Payment Adjustment Date;

                   (vi)    for each Adjustable Rate Mortgage Loan, the Gross
                           Margin;

                   (vii) for each Adjustable Rate Mortgage Loan, the Lifetime Rate Cap; .

                   (viii) for each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

                   (ix)    the original term to maturity,

                   (x)     the original principal balance;

                   (xi)    the first payment date;

                   (xii)   the maturity date;

                   (xiii) the Monthly Payment in effect as of the related Cut-off Date;

                   (xiv) the principal balance as of the related Cut-off Date, after giving effect to all payments of principal due on or before such date, whether or not received;

                   (xv) the Loan-to-Value Ratio as of the date of origination;

                   (xvi) a code indicating whether the Mortgaged Property is occupied by owner,

                   (xvii)  a code indicating the type of residential dwelling;

                   (xviii) a code indicating whether the Mortgage Loan is a
                           Refinanced Mortgage Loan and, if so, whether it is an Equity Refinanced Mortgage Loan;

                   (xix) a code indicating whether the Mortgage Loan is covered by a Primary Insurance Policy;

                   (xx) a code indicating whether the Mortgage Loan is a Limited Documentation Mortgage Loan;

                   (xxi) a code indicating whether the Mortgage Loan is an Additional Collateral Mortgage Loan;

                   (xxii) for each Adjustable Rate Mortgage Loan, a code indicating the type of Index;

                   (xxiii) the Servicing Fee Rate applicable to such Mortgage
                           Loan, and if such Mortgage Loan is an Adjustable Rate Mortgage Loan whose first Interest Rate Adjustment has not occurred, the Servicing Fee Rate (if different) prior to the first Interest Rate Adjustment Date and;

                   (xxiv)  interest paid to date.

Such schedule shall also set forth the weighted average of the amounts set forth in (iv) and (xi) above and the total of the amounts described under
(xiii) above for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

              "Fixed Rate Mortgage Loan": A Mortgage Loan that provides for a fixed Mortgage Interest Rate over the term of the related Mortgage Note.

              "FHLMC": The Federal Home Loan Mortgage Corporation or any successor organization.

              "FNMA": The Federal National Mortgage Association or any successor organization.

              "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points set forth in the Final Mortgage Loan Schedule that is added to the Index on each Interest Rate Adjustment Date in accordance with the terms of the related Mortgage Note to determine the Mortgage Interest Rate for such Mortgage Loan, subject to any applicable Periodic Rate Cap and Lifetime Rate Cap.

              "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the index used to determine the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan, as specified in the related Mortgage Note, which index may be (i) the average of the London Interbank Offered Rates for one- or six-month U.S. dollar deposits, as published in the "Money Rates" table of The Wall Street Journal or elsewhere (as specified in the related Mortgage Note) on the date or dates specified in such Mortgage Note for the determination of such rate (ii) the weekly average of the closing market bid yields on actively traded U.S. Treasury securities adjusted to a constant maturity of one year, (iii) the weekly average or the monthly average of weekly average auction rates on U.S. Treasury bills with a maturity of six months, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), (iv) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of one (1) year, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), as available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (v) the weekly average of the closing market bid yields on U.S. Treasury securities adjusted to a constant maturity of five (5) years, as published by the Board of Governors of the Federal Reserve System in Federal Reserve Statistical Release H.15.(519), as available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (vi) the prime rate specified in the related Mortgage Note, as published in the "Money Rates" table of The Wall Street Journal, or elsewhere (as specified in such Mortgage Note) and available the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, (vii) the monthly weighted average cost of funds of members of the Federal home Loan Bank of San Francisco, (viii) such other standard for determining the change in the interest rate as may be set forth in the related Mortgage Note, as such rate may be available, the number of days prior to the Interest Rate Adjustment Date set forth in the related Mortgage Note, or (ix) if such index is not so published or is otherwise unavailable, such comparable alternative index selected by the Company under the Master Servicing Agreement in accordance with the terms of the Mortgage Notes and in consultation with the Purchaser.

              "Initial Closing Date": The first Closing Date to occur.

              "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

              "Lifetime Rate Cap": With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Interest Rate that may be borne thereby, as set forth in the related Mortgage Note.

              "Limited Documentation Mortgage Loan": A Mortgage Loan that was originated pursuant to a "limited documentation" or "easy qualifier" underwriting program.

              "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, as of any date on which a determination thereof is made, the ratio on such date of the outstanding principal balance of such Mortgage Loan to the Appraised Value of the related Mortgaged Property.

              "Master Servicing Agreement": That certain Master Servicing Agreement, dated as of even date herewith, between the Seller and the Purchaser.

              "MLCC": Merrill Lynch Credit Corporation and its successors in interest.

              "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note on every Due Date.

              "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on real property securing the Mortgage Note.

              "Mortgage 100(SM) Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, of in most cases at least equal to the Original Additional Collateral Requirement.

              "Mortgage 100(SM) Pledge Agreement": With respect to each Mortgage 100(SM) Loan, the Mortgage 100(SM) Pledge Agreement for Securities Account between the Mortgagor under such Mortgage 100(SM) Loan and MLCC, pursuant to which such Mortgagor granted a security interest in various investment securities.

              "Mortgage File": The mortgage documents, including but not limited to all paper, computer generated and microfiche records, pertaining to a particular Mortgage Loan which are specified in Exhibit 1 hereto and any additional documents required to be added to the Mortgage File pursuant to the Program Documents.

              "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan, net of any premium on any related Primary Insurance Policy, and with respect to any Adjustable Rate Mortgage Loan, as such annual rate may be adjusted on any Interest Rate Adjustment Date and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

              "Mortgage Loan": An individual Mortgage Loan which is the subject of this Agreement. Each Mortgage Loan set forth on the Mortgage Loan Schedule attached to a Warranty Hill of Sale initially will be subject to this Agreement, commencing on the respective Closing Date for the related Transaction.

              "Mortgage Loan Documents": With respect to each Mortgage Loan, the documents specified in Section 3(b) of this Agreement, which documents the Seller shall deliver to the Custodian pursuant thereto.

              "Mortgage Loan Payments": With respect to each Mortgage Loan,
(i) all scheduled principal due after the related Cut-off Date, (ii) all other recoveries of principal collected after the related Cut-off Date, other than any scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller after the related Cut-off Date, and (iii) all payments of interest on the Mortgage Loans net of interest at the Servicing Fee Rate minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date; provided, however that payments of scheduled principal and interest prepaid for a due date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date and such prepaid amounts (minus interest at the Servicing Fee
Rate) shall constitute a part of the Mortgage Loan Payments, which prepaid amounts the Seller shall deposit into the Custodial Account established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser pursuant to the Master Servicing Agreement.

              "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage-

              "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling.

              "Mortgagor": The obligor on a Mortgage Note.

              "Opinion of Counsel to the Seller": A written opinion of counsel, who may be an employee of the Seller, in the form attached hereto as
Exhibit 8.

              "Original Additional Collateral Requirement": With respect to any Additional Collateral Mortgage Loan, 30 percent (or, in the case of an Additional Collateral Mortgage Loan with an original principal balance of S 1,000,000 or less and a Loan-to-Value Ratio less than 100%, such lower percent specified by the Master Servicer in originating such Additional Collateral Mortgage Loan) of the original principal balance of such Mortgage Loan.

              "ParentPower(R) Agreement:" With respect to each ParentPower(R) Mortgage Loan, a ParentPower(R) Guaranty and Security Agreement for Securities Account or a ParentPower(R) Guaranty Agreement for Real Estate.

              "ParentPower(R) Guaranty Agreement for Real Estate:" With respect to a ParentPower(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such ParentPower(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such ParentPower(R) Mortgage Loan, authorizes MCC to draw on a home equity credit line to fund such guaranty and has secured such guaranty with a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such ParentPower(R) Mortgage Loan. For purposes of this definition, the ParentPower(R) Guaranty Agreement For Real Estate shall not include the rights of the mortgagee under the Equity Access(R) Security Instrument referred to therein, which rights have been retained by MCC.

              "ParentPower(R) Guaranty and Security Agreement for Securities Account": With respect to a ParentPower(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such ParentPower(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such ParentPower(R) Mortgage Loan and has granted a security interest to MLCC in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such ParentPower(R) Mortgage Loan.

              "ParentPower(R) Mortgage Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is supported by a ParentPower(R) Agreement.

              "Payment Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first Payment Adjustment Date, as set forth in the Mortgage Loan Schedule and in the related Mortgage Note, and each anniversary thereof, on which the amount of the Monthly Payment on an Adjustable Rate Mortgage Loan may adjust.

              "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan as to which the related Mortgage Loan Schedule indicates the existence of a Periodic Rate Cap, the provision of the related Mortgage Note that provides for a maximum amount by which the Mortgage Interest Rate may increase (or, if so indicated on such Mortgage Loan Schedule, decrease) on an Interest Rate Adjustment Date above the Mortgage Interest Rate immediately prior to such Interest Rate Adjustment Date.

              "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

              "Pledged Asset Mortgage Servicing Agreement": That certain Pledged Asset Mortgage Servicing Agreement dated as of March 27, 1997 by and between Seller and Purchaser and regarding the servicing of the Additional Collateral Mortgage Loans by Seller as the "Servicer" therein.

              "Preliminary Mortgage Loan Schedule": The initial list of Mortgage Loans for a proposed Transaction, which list shall set forth at least the information with respect to each Mortgage Loan described in items (i),
(ii), (iv), (ix), (xii), (xiii), (xiv), (xvi), (xx), (xxi), (xxii) and (xxiii) of the definition of "Final Mortgage Loan Schedule".

              "Primary Insurance Policy": With respect to each Mortgage Loan, the policy of primary mortgage insurance, if any, in effect as indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Seller pursuant to the Master Servicing Agreement.

              "Program Documents": With respect to each Transaction, the related Purchase Price and Terms Letter, the related Warranty Bill of Sale, the Master Servicing Agreement, the Custodial Agreement, this Agreement and each other document or instrument executed or delivered by the Seller in connection with any of the foregoing.

              "Purchase Price": With respect to each Mortgage Loan listed on the Final Mortgage Loan Schedule, the price paid on the related Closing Date by the Purchaser to the Seller in exchange for the Mortgage Loan, which amount shall equal the stun of (i) the Purchase Price Percentage multiplied by the unpaid principal balance of the Mortgage Loan as of the Cut-off Date, after application of scheduled payments of principal due on or before the Cut-off Date whether or not collected, and (ii) accrued interest on the unpaid principal balance of the Mortgage Loan at the interest rate on the Mortgage Loan net of the applicable Servicing Fee Rate, from the Cut-off Date to the day prior to the Closing Date, inclusive.

              "Purchase Price and Terms Letter": With respect to each Transaction, the letter agreement or agreements setting forth the general terms and conditions of the Transaction to be consummated as provided herein, with a copy of the Preliminary Mortgage Loan Schedule attached thereto identifying the Mortgage Loans to be purchased on the respective Closing Date, by and between the Seller and the Purchaser. The Purchase Price and Terms Letter shall set forth, among other matters, (i) the approximate dollar amount of Mortgage Loans for the related Transaction, (ii) the Cut-off Date, (iii) the Scheduled Closing Date, (iv) the Purchase Price Percentage, (v) the Servicing Fee Rate, and (vi) the characteristics, including the characteristics set forth in the Warranty Bill of Sale, for the Mortgage Loans, both individually and in the aggregate. All of the individual Purchase Price and Terms Letters shall collectively be referred to as the "Purchase Price and Terms Letter".

              "Purchase Price Percentage": With respect to each Mortgage Loan, the percentage of par set forth in the related Purchase Price and Terms Letter (subject to adjustment as provided therein) at which the Purchaser will purchase the Mortgage Loan from the Seller on the Closing Date.

              "Qualified Substitute Mortgage Loan": A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited into the Custodial Account by the Seller in the month of substitution pursuant to Section 4.04(vii)), (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (iv) comply with each representation and warranty set forth in Section 5(b) of the Master Mortgage Loan Purchase Agreement.

              "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which (net of any closing costs, including discount and origination fees and prepaid items) were used in whole or part to satisfy an existing mortgage.

              "Scheduled Closing Date": For each Transaction, the date set forth on the Purchase Price and Terms Letter as the date on which the Seller and the Purchaser anticipate that the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller, the Mortgage Loans listed on the related Final Mortgage Loan Schedule, or such other date or dates as are mutually agreed upon by the parties.

              "Servicing Fee": With respect to any Mortgage Loan, the fee payable monthly to the Seller, as servicer, under Section 6.03 of the Master Servicing Agreement.

              "Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum set forth in the related Warranty Bill of Sale as the "Servicing Fee Rate".

              "Subsequent Purchaser": Any Person that acquires an interest in a Mortgage Loan from the Purchaser.

              "Surety Bond": The limited purpose Surety Bond, dated February 28, 1996, issued by the Surety Bond Issuer in favor of the Seller.

              "Surety Bond Issuer": AMBAC Indemnity Corporation or any successor thereto.

              "Transaction": The sale by the Seller to the Purchaser, and the purchase by the Purchaser from the Seller, of one or more Mortgage Loans on a Closing Date, as evidenced by the execution and delivery by the Seller to Greenwich Capital Financial Products, Inc. as the initial Purchaser, of the Warranty Bill of Sale.

              "Underwriting Guide": The Underwriting Guide of the Seller attached hereto as Exhibit 4, as revised from time to time.

              "Warranty Bill of Sale": The warranty bill of sale executed and delivered by the Seller to the Purchaser on a Closing Date, evidencing the sale of the related Mortgage Loans by the Seller to the Purchaser and setting forth certain representations and warranties of the Seller with respect thereto, in the form attached hereto as Exhibit 10.

         Section 2. Purchase of Mortgage Loans.

         (a) Sale and Conveyance of Mortgage Loans. From time to time the Seller may offer to sell to the Purchaser, and the Purchaser elect to purchase from the Seller, Mortgage Loans in one or more Transactions pursuant to the terms and conditions of the Program Documents. The agreement of the Seller to sell to the Purchaser, and of the Purchaser to purchase from the Seller, Mortgage Loans on a particular Closing Date shall be evidenced by the execution of a Purchase Price and Terms Letter. The obligation of the Purchaser to purchase any Mortgage Loan from the Seller on any particular Closing Date shall be subject to the satisfaction of the conditions precedent to the Purchaser's obligation to purchase set forth in Section 2(b). The sale of each Mortgage Loan shall be reflected in the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

         (b) Conditions of Closing. On each respective Closing Date (i) the Seller will sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans included in such Transaction, including all Mortgage Loan Payments, and (ii) the Purchaser shall pay to the Seller, by wire transfer of immediately available funds to the account of the Seller, the Purchase Price for each Mortgage Loan included in such Transaction, subject to the satisfaction of the following conditions precedent to the Purchaser's obligation to purchase the Mortgage Loans:

         (A) all of the representations and warranties of the Seller under the Program Documents shall be true and correct as of the Closing Date, and no event shall have occurred that, with notice or the passage of time, would constitute a default under any Program Document, including an Event of Default under the Master Servicing Agreement; .

         (B) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, the Closing Documents, in such forms as are agreed upon and as are acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

         (C) the Seller shall have delivered and released to the Purchaser or the Custodian all documents required under the Program Documents; and

         (D) the Seller shall have complied with all other terms and conditions of this Agreement.

         (c) Record Title and Possession of Mortgage Files. From and after the sale of each Mortgage Loan, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, are vested in the Purchaser. All rights arising out of each Mortgage Loan including, but not limited to, all funds received on or in connection with such Mortgage Loans and all records or documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loan. Any portion of the Mortgage File held by the Seller for servicing purposes shall be appropriately marked to clearly reflect the ownership of the Mortgage Loan by the Purchaser and the Seller shall promptly release the portion of the Mortgage File to the Purchaser, when the Seller's servicing needs no longer necessitate retaining such documents.

         Section 3. Delivery Requirements.

         (a) Mortgage Loan Schedules. Prior to the date on which the Seller and the Purchaser execute a Purchase Price and Terms Letter, the Seller shall provide the Purchaser with the respective Preliminary Mortgage Loan Schedule. Not less than one (1) Business Day prior to the related Closing Date, the Seller either (i) shall deliver the Final Mortgage Loan Schedule to the Purchaser or (ii) shall deliver to the Purchaser all information with respect to the Mortgage Loans to be sold to the Purchaser on such Closing Date that is necessary to enable the Purchaser to prepare the Final Mortgage Loan Schedule, which information shall be delivered on a computer diskette, on a machine-readable tape or in such other format as the Purchaser may reasonably specify.

         (b) Delivery of Mortgagee Loan Documents. Not less than two (2) Business days prior to the related Closing Date, the Seller shall, with respect to each Mortgage Loan, deliver to the Custodian the following documents:

            (i) The original Mortgage Note endorsed, "Pay to the order of/without recourse" and signed in the name of the Seller by an authorized officer. The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the Seller.

            (ii) The original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage certified by the Seller to be a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

            (iii) The original Assignment of each Mortgage, executed in blank.

            (iv) The original policy of title insurance (or a preliminary title report if the original title insurance policy has not been received from the title insurance company).

            (v) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the Seller to be a true copy of the original of the assignment which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

            (vi) The original Primary Insurance Policy, if any.

            (vii) Originals of all assumption and modification agreements, if any.

            (viii) An original assignment in the form of Exhibit 6 attached hereto, of the related Mortgage 100(SM) Pledge Agreement or ParentPower(R) Agreement, as the case may be, with respect to each Mortgage Loan that is an Additional Collateral Mortgage Loan, together with a copy of the related Mortgage 100(SM) Pledge Agreement or Parent Power(R) Agreement, as the case may be with respect to each Mortgage Loan that _____ Additional Collateral Mortgage Loan, together Mortgage 100(SM) Pledge Agreement at Parent Power(R) Agreement, as the case maybe.

            (ix) With respect to each Additional Collateral Mortgage Loan, a copy of the UCC1 `and an original form UCC-3, if applicable, together with a copy of the applicable notice of assignment to and acknowledgment by Merrill Lynch, Pierce, Fenner & Smith Incorporated, in substantially the same form as Exhibit 7 attached hereto.

            (x) An original assignment, in the form of Exhibit A to the Pledged Asset Mortgage Servicing Agreement, of the related Equity Access(R) mortgage made in connection with a ParentPower(R) Mortgage Loan supported by a ParentPower(R) Guaranty Agreement for Real Estate, together with a copy of the related Equity Access(R) mortgage.

         If (a) the original Mortgage was not delivered pursuant to clause
(ii) above, (b) any intervening assignment was not delivered pursuant to clause (v) above or (c) the original title insurance policy was not delivered pursuant to clause (iv) above, the Seller shall use best reasonable efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser or the Custodian promptly upon receipt thereof. If any such document is not so delivered to the Purchaser or the Custodian within two hundred seventy (270) days following the Closing Date, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased or substituted for by the Seller at the price and in the manner specified in Section 5(c).

         If the Purchaser finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Purchaser shall promptly so notify the Seller. The Seller shall have a period of sixty
(60) days within which to correct or cure any such defect, however Purchaser agrees that upon request of Seller, and at the discretion of Purchaser, Seller shall be granted a reasonable extension of time within which to cure such breach. The Seller hereby covenants and agrees that, if any material defect cannot be corrected or cured, the Seller will, not later than the expiration of the applicable cure period described above (including any extensions), repurchase or substitute for the related Mortgage Loan at the price and in the manner set forth in Section 5(c).

         Purchaser shall not record an Assignment of Mortgage as long as MLCC is the Company under the Master Servicing Agreement. Upon the sale or transfer of any of the Mortgage Loans by Purchaser Seller shall, upon request, prepare and record all applicable Assignments.

         Section 4. Examination of Mortgage Files. Prior to the respective Closing Date, the Seller, (a) shall deliver to the Custodian in escrow, for examination, the Mortgage File pertaining to each Mortgage Loan or (b) shall make the Mortgage File pertaining to each Mortgage Loan available to the Purchaser for examination at the offices of the Seller, the Custodian or such other location as the Seller and the Purchaser shall mutually designate. Such examination may be made by the Purchaser of the related Mortgage Loan at any time before the related Closing Date and may be made by the Purchaser or any prospective Subsequent Purchaser of such Mortgage Loan at any time after such Closing Date. If the Purchaser makes such examination prior to the Closing Date and identifies any Mortgage Loan that does not conform to the terms of the related Purchase Price and Tens Letter, such Mortgage Loan shall be deleted from the Final Mortgage Loan Schedule and may be replaced by a substitute Mortgage Loan that conforms to the terms of the Purchase Price and Terns Letter and that is reasonably acceptable to the Purchaser. The Purchaser may, at its option and without notice to Seller, purchase all or part of the Mortgage Loans for a Transaction without conducting any partial or complete examination. The failure or omission by the Purchaser or any Subsequent Purchaser of the Mortgage Loans to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand repurchase or other relief as provided under any Program Document.

         Section 5. Representations, Warranties and Agreements of Seller.

        (a) The Seller represents and warrants to the Purchaser that as of the date hereof and as of each respective Closing Date (or as of such other date or dates as may be expressly set forth below):

              (i) The Seller is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware. The Seller has full power and authority (corporate and otherwise) to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under the Program Documents, and to sell each Mortgage Loan, and holds all licenses necessary to carry on its business as now being conducted and is licensed in, qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller was and is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan.

              (ii) This Agreement, the Master Servicing Agreement and the Custodial Agreement each has been duly authorized, executed and delivered by the Seller who has received all necessary approvals thereto, and each, assuming the due authorization, execution and delivery thereof by the Purchaser and the enforceability thereof against the Purchaser, constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law. No consent, approval, authorization or order of any court, regulatory body, administrative agency, governmental body or arbitrator is required for the execution or delivery by the Seller of any of the Program Documents, the performance by the Seller of its obligations hereunder or the consummation by the Seller of any of the Transactions.

              (iii) As of the respective Closing Date, the Purchase Price and Terms Letter has been duly authorized, executed and delivered by the Seller, and the Purchase Price and Terms Letter, assuming the due authorization, execution and delivery thereof by the Purchaser and the enforceability thereof against the Purchaser, constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

              (iv) As of the respective Closing Date, the Warranty Bill of Sale has been duly authorized, executed and delivered by the Seller, and the Warranty Bill of Sale constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, liquidation, moratorium, reorganization or other similar laws affecting the rights of creditors generally or by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

              (v) The representations and warranties made by the Seller under the Master Servicing Agreement and the Warranty Bill of Sale are true and correct in all material respects on the respective Closing Date.

              (vi) Neither the delivery of the Mortgage Loans to the Purchaser, nor the sale of the Mortgage Loans to the Purchaser, nor the execution or delivery of the Program Documents, nor the consummation of any of the Transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Seller, or conflict with, result in a material breach or violation or an acceleration of or constitute a default under any material term of any indenture or other agreement or instrument to which the Seller is a party or by which the Seller is bound, or any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller.

              (vii) There are no actions, proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller that, in the Seller's judgment, if determined adversely to the Seller, would prevent the consummation of any of the Transactions or would materially and adversely affect the interests of the Purchaser in any of the Mortgage Loans, the validity or enforceability of any of the Program Documents or the ability of the Seller to fulfill the terms of any of the Program Documents.

              (viii) The Mortgage Loans were originated by the Seller or by a savings association, a savings bank, a commercial bank or similar banking institution that is supervised and examined by a Federal or state banking authority, a mortgagee approved by the Secretary of the Department of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act or a FNMA- or FHLMC-approved seller.

         (b) The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan as of each respective Closing Date or such other date as may be specified below, that:

              (i) The information set forth in this Agreement and the Mortgage Loan Schedule is true and correct in all material respects, and does not omit any material fact necessary to make the statements contained therein not misleading;

              (ii) As of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 29 days and neither the Mortgage Loan nor the Additional Collateral (if applicable) has been dishonored; the Mortgage Loan has never been delinquent in payment for more than 59 days and has not, more than once during the twelve months preceding the Cut-Off Date, been delinquent in payment for more than 30 days; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

              (iii) To the best of the Seller's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which would permit a taxing authority to initiate foreclosure proceedings against the Mortgaged Property;

              (iv) The terms of the Mortgage Note, the Mortgage, and the Additional Collateral (if applicable) have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

              (v) The Mortgagor has not asserted that the Mortgage Note, the Mortgage, or the Additional Collateral (if applicable), are subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and to the best of the Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person other than the obligor with respect thereto;

              (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard hazard insurance policies in an amount which is equal to the lesser of (A) the replacement cost of the improvements securing such Mortgage Loan or
         (B) the principal balance owing on such Mortgage Loan. To the best knowledge of the Seller, all such standard hazard policies are in effect. On the date of origination, such standard hazard policies contained a standard mortgagee clause naming the Seller or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of the Seller, such clause is still in effect and, to the best of the Seller's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

              (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Seller as the originator of the Mortgage Loan and applicable to the Mortgage Loan and the Additional Collateral have been complied with in all material respects;

              (viii) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

              (ix) Ownership of the Mortgaged Property is held in fee simple (except for Mortgage Loans as to which the related land is held in a leasehold which extends at least five years beyond the maturity date of the Mortgage Loan). Except as permitted by the fourth sentence of this paragraph (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems afixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to of otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

              (x) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

              (xi) The Mortgage Note and the related Mortgage are genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud was committed in the origination of the Mortgage Loan, and to the best of Seller's knowledge the documents, instruments and agreements submitted for loan underwriting contain no untrue statement of material fact or omit to state a material fact required to be stated or necessary to make the information and statements therein not misleading. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

              (xii) Seller has good title to, and is the sole owner of, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Seller, any lien, claim or other interest arising by operation of law;

              (xiii) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix)(1) (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. To the best of the Seller's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

              (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note, or the Additional Collateral (if applicable) and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 30 days, and the Seller has not waived any default, breach, violation or event permitting acceleration;

              (xv) As of the date of origination or purchase by Seller there were no mechanics' or similar liens or claims which had been filed for work, labor or material (and, to the best of the Seller's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

              (xvi) All improvements subject to the Mortgage lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property unless acceptable to FNMA pursuant to the FNMA Sellers' Guide or those which are insured against by the title insurance policy referred to in paragraph (xiii) above and to the best of Seller's knowledge all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

              (xvii) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or a similar institution which at the time of origination was supervised by a federal or state authority or was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. Each Mortgage Loan was underwritten in accordance with the Underwriting Guide as in effect at the time of origination, except to the extent the Seller believed at such time that a variance from such Underwriting Guide was warranted by compensating factors with respect to such Mortgage Loan. The Mortgage contains the usual and customary provision of the Seller at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

              (xviii) The Mortgaged Property at origination or acquisition was and, to the best of the Seller's knowledge, currently is free of material damage and waste and at origination there was, and currently is, no proceeding pending for the total or partial condemnation thereof;

              (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. The Seller has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

              (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

              (xxi) With respect to each Mortgage Loan, there is an appraisal on a FNMA-approved form (or a narrative residential appraisal) of the related Mortgaged Property signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the Seller or the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC as in effect on the date the Mortgage Loan was originated;

              (xxii) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

              (xxiii) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, or a co-operative, or an individual unit in a planned unit development or in a de minimis planned unit development. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land. With respect to any Mortgage Property which is a unit in a co-operative, Seller shall have provided Purchaser with additional representations and warranties concerning co-operatives which are mutually acceptable to the parties;

              (xxiv) The Mortgage Loans were selected from among the outstanding adjustable rate one-to-four-family mortgage loans in Seller's portfolio and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

              (xxv) The Mortgage is not in default and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or with respect to those Mortgage Loans with Escrow Accounts, an escrow of funds has been established in an amount sufficient to pay for every such item which has been assessed but is not yet due and payable. Seller has not advanced funds, or induced, or solicited any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note of date or disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the date the first installment of principal and interest were due and payable under the Mortgage Note;

              (xxvi) Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

              (xxvii) The Mortgagor has not notified Seller, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act;

              (xxviii) The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue;

              (xxix) The origination, collection and other servicing practices used by Seller with respect to the Mortgage Loan have been in all material respects in compliance with the, Seller's procedures, accepted servicing practices, applicable laws and regulations. All Mortgage Interest Rate adjustments have been made in strict compliance with applicable state and federal law and the terms of the related Mortgage Note; and

              (xxx) With respect to those Mortgage Loans with Escrow Accounts, all Escrow Payments have been collected in full compliance with applicable state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. Any interest required to be paid pursuant to applicable state, federal and local law has been properly paid and credited.

         (c) The representations and warranties set forth in Sections 5(a) and 5(b) shall survive the sale of the Mortgage Loans and the delivery of the Mortgage Files to the Purchaser and shall inure to the benefit of the Purchaser notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File. Upon discovery by either Seller or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. The Purchaser shall be entitled to all the remedies to which it would be entitled for a breach of representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding the Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made. The Seller shall have a period of sixty (60) days from its discovery or its receipt of notice of any such breach within which to correct or cure such breach. Purchaser agrees that upon request of Seller, and at the discretion of Purchaser, Seller shall be granted a reasonable extension of time within which to cure a breach referred to above. If any such breach cannot be corrected or cured within such period (including any extensions), the Seller shall, not later than sixty (60) days following its discovery or its receipt of notice of such breach, repurchase such Mortgage Loan at a price equal to (i) the Assumed Principal Balance of the Mortgage Loan plus (ii) accrued interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest has last been paid and distributed to the Purchaser to the date of repurchase. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the repurchase price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in accordance with the Master Servicing Agreement.

         If the Seller is required to repurchase any Mortgage Loan pursuant to the preceding paragraph on or prior to the one hundred and twentieth (120th) day following the related Closing Date, the Seller may, at its option, substitute a Qualified Substitute Mortgage Loan for such deficient Mortgage Loan within such one hundred twenty day (120) period, in lieu of repurchasing such deficient Mortgage Loan. As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment and such other documents and agreements as are required by
Section 3(b), with the Mortgage Note endorsed as required by Section 3(b). No substitution will be made in any calendar month after the Determination Date for such month. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distribution to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 5(a) and 5(b) hereof. The Purchaser shall promptly effect the reconveyance of such Deleted Mortgage Loan to the Seller.

         For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Seller in the month of substitution pursuant to Section 5.01 of the Master Servicing Agreement. Accordingly, on the date of such substitution, the Seller will deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall in accordance with the Master Servicing Agreement.

         In addition to such cure, repurchase or substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in Sections 5(a) or (b) hereof. It is understood and agreed that the obligations of the Seller set forth in this Section 5(c) to cure a breach, or to repurchase or substitute a defective Mortgage Loan and to indemnify the Purchaser as provided in this
Section 5(c), constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

         Section 6. Representations, Warranties and Agreements of the
Purchaser.

         (a) The Purchaser, without conceding that any Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the respective Closing Date:

              (i) The Purchaser is acquiring the Mortgage Loans for its own account only and not for any other Person.

              (ii) The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans.

              (iii) The Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested.

         (b) The Purchaser represents and warrants to the Seller that as of the date hereof, as of the date of each respective Purchase Price and Terms Letter and as of each respective Closing Date (or as of such other date or dates as may be expressly set forth below):

              (i) The Purchaser is duly organized, validly existing and in good standing as a corporation under the laws of the__________. The Purchaser has full power and authority (corporate and otherwise) to enter into and perform its obligations under the Program Documents.

              (ii) This Agreement, the Master Servicing Agreement and the Custodial Agreement each has been duly authorized, executed and delivered by the Purchaser, and each constitutes the legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

              (iii) As of the date the respective Purchase Price and Terms Letter and as of the respective Closing Date, the Purchase Price and Terms Letter has been duly authorized, executed and delivered by the Purchaser, and the Purchase Price and Terms Letter constitutes the legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

              (iv) Neither the delivery of the Purchase Price to the Seller, nor the purchase of the Mortgage Loans by the Purchaser, nor the execution or delivery of the Program Documents, nor the consummation of any of the Transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will result in the breach of any term or provision of the charter or by-laws of the Purchaser, or conflict with, result in a breach, violation or acceleration of or constitute a default under a material term of any indenture or other agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound, or any statute, order or regulation of any court, regulatory body, administrative agency, governmental body or arbitrator.

              (v) There are no actions, proceedings or investigations pending or, to the Purchaser's knowledge, threatened against the Purchaser that, either in any one instance or in the aggregate, could draw into question the validity of any of the Program Documents or prevent the consummation of any of the Transactions.

              (vi) No consent, approval, authorization or order of any court, regulatory body, administrative agency, governmental body or arbitrator is required for the execution or delivery by the Purchaser of any of the Program Documents, the performance by the Purchaser of its obligations hereunder or the consummation by the Purchaser of any of the Transactions.

              (vii) The Purchaser has not dealt with any broker, investment banker, agent or other Person, except the Seller, who may be entitled to any commission or compensation in connection with the purchase of the Mortgage Loans.

              (viii) With respect to any Transaction, prior to the payment of the Purchase Price all information and data of any type obtained by Purchaser relating to or concerning Mortgage Loans shall constitute the property of Seller, and Purchaser will hold in confidence any information concerning any Mortgagor under any of the Mortgage Loans. From and after the respective Closing Date; Purchaser will not, and shall cause each subsequent purchaser to acknowledge that it will not, take any action or cause any actions to be taken by any of its employees, agents, affiliates, or independent contractors working on its behalf, personally, by telephone or mail, to solicit any Mortgagor for the prepayment of any Mortgage Loan, subordinate mortgage financing, or for any financial services or products including, without limitation, insurance and brokerage account services. Purchaser agrees that it will not prepare or disseminate, for compensation or otherwise, any mailing list including any of the Mortgagors. However, it is understood and agreed that (A) Purchaser or an affiliate of Purchaser may from time to time undertake promotions which are directed to either its own general customer base or to the general public at large that do not target the Mortgagors directly, including without limitation, newspaper, radio, and television advertisements and mass mailing or telephone solicitations based on commercially acquired mailing or telephone lists and (B) offers to refinance a Mortgage Loan, or to provide other services otherwise prohibited herein, made be Purchaser or an affiliate of Purchaser in response to, or as a result of, contact initiated by a Mortgagor shall not constitute solicitation under this Section.

         (c) The representations and warranties set forth in Sections 6(a) and 6(b) shall survive the sale of the Mortgage Loans and the delivery of the Mortgage Files to the Purchaser and shall inure to the benefit of the Seller. Upon discovery by either Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other. The Purchaser shall have a period of sixty (60) days from its discovery or its receipt of notice of any such breach within which to correct or cure such breach.
Seller agrees that upon request of Purchaser, Purchaser shall be granted a reasonable extension of time within which to cure a breach referred to above. If any such breach cannot be corrected or cured within such period (including any extensions), the Purchaser shall, be entitled to all the remedies to which it would be entitled for a breach of representation or warranty, including, without limitation, the right to terminate this Agreement, notwithstanding the Purchaser's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made.

         In addition to such cure, and payment obligations, the Purchaser shall indemnify the Seller and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in Sections 6(a) or (b) hereof.

         Section 7. Servicing Obligations of the Seller. From and after each Closing Date, the Seller will service and administer each Mortgage Loan purchased on such Closing Date pursuant to the terms of the Master Servicing Agreement for the benefit of the Purchaser, as the initial "Purchaser" thereof, and such Mortgage Loan will be deemed to be added to the "Mortgage Loan Schedule" under the Master Servicing Agreement.

         Section 8. Intention of the Parties. With respect to each Transaction, it is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, interests in the Mortgage Loans and not a debt instrument of the Seller or any other security. Accordingly, the parties each intend to treat each Transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the related Mortgage Loans.

         Section 9. Cost. The Seller shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and those expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations. The fees and expenses of the Custodian and the Purchaser's brokers' and attorney's fees, shall be paid by the Purchaser.

         Section 10. Further Agreements of the Seller. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements, and to take such actions, as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 11. Mandatory Delivery. The sale and delivery on the related Closing Date of the Mortgage Loans described on the related Final Mortgage Loan Schedule is mandatory from and after the date of the execution of the related Purchase Price and Terms Letter, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date of such Purchase Price and Terms Letter and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective Subsequent Purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver (i) each of the related Mortgage Loans or (ii) one or more substitute Mortgage Loans delivered pursuant to Section 4 or (iii) one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

         Section 12. Termination. Either the Seller or the Purchaser may terminate this Agreement as to future Transactions upon notice to the other party, but no such termination shall affect any Transaction previously consummated or the rights and obligations of the Seller and the Purchaser with respect thereto under the Program Documents.

         Section 13. Severability Clause. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

         Section 14. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         Section 15. Survival. The Seller agrees that the representations, warranties and agreements made by the Seller herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on the Purchaser's behalf.

         Section 16. Successor and Assigns; Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement cannot be assigned, pledged or hypothecated by the Purchaser or the Seller to a third party without the consent of the other party to this Agreement which consent shall not be unreasonably withheld or delayed. Notwithstanding the preceding, Purchaser may, without obtaining the Seller's consent, sell, assign or otherwise transfer any Mortgage Loan which the Purchaser has purchased from the Seller hereunder and in connection with such sale, may assign to such transferee all rights of the Purchaser hereunder with respect to such Mortgage Loan.

         Section 17. Notices. Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by registered mail, postage prepaid, and return receipt requested, or transmitted by telex or telegraph and confirmed by a similar mailed writing, or otherwise if received, if to the Purchaser, addressed to the Purchaser at Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, CT 06830 Attention: Muriel Brunken, Vice President, or to such other address as the Purchaser may designate in writing to the Seller, and if to the Seller, addressed to the Seller at 4802 Deer Lake Drive East, Jacksonville, Florida 32246-6484, Attention: General Counsel, with a copy to the Senior Vice President, Secondary Markets, at the same address, or to such other address as the Seller may have designated in writing to the Purchaser..

         Section 18. Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

         Section 19. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions; provided, however, that this Agreement shall not be deemed to supersede any other Program Document or any agreement, instrument or other document executed in connection therewith.

         Section 20. Governing Law and Amendments. This Agreement is to be governed by, and construed in accordance with, the laws of the State of Florida. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         Section 21. Exhibit. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 22. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

              (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

              (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

              (iv) a reference to a Subsection without further reference to a
         Section is a reference to such Subsection as contained in the same
         Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

              (v) the words "herein", "hereof , "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

              (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

         Section 23. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         In WITNESS WHEREOF, MERRILL LYNCH CREDIT CORPORATION and GREENWICH CAPITAL FINANCIAL PRODUCTS have caused this Master Mortgage Loan Purchase Agreement to be executed by their respective officers thereunto duly authorized as of this 13th day of May, 1997.

                                        GREENWICH CAPITAL FINANCIAL PRODUCTS


                                        By:
                                           -----------------------------------
                                        Name:   Ronald A. Weibye
                                        Title:  Vice President


                                        MERRILL LYNCH CREDIT CORPORATION


                                        By:
                                           -----------------------------------
                                        Name:   William C. Schaub
                                        Title:  Vice President

                                   EXHIBIT 1

                        CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

1.    The documents specified in Section 3(b) of the Agreement.
2.    Copy of survey of the Mortgaged Property, if any.
3. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, homes association declarations, etc.
4. Original hazard insurance policy and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.
5.    Mortgage Loan closing statement.
6.    Mortgage Loan application.
7.    Verification of employment and income.
8.    Verification of acceptable evidence of source and amount of downpayment.
9.    Credit report on the Mortgagor.
I0.   Appraisal report.
11.   Photograph of the Mortgaged Property.
12.   Executed disclosure statement.
13. Tax receipts, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, current and historical computerized data files, underwriting standards used for origination and all other papers and records developed or originated by the Seller or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT 2

                      FORM OF MASTER SERVICING AGREEMENT

                                   EXHIBIT 3

                          FORM OF CUSTODIAL AGREEMENT

                                   EXHIBIT 4

                       UNDERWRITING GUIDE OF THE SELLER

                                   EXHIBIT 5

                       FORM OF CERTIFICATE OF THE SELLER


         I, . _____________, hereby certify that I am tire duly elected of Merrill Lynch Credit Corporation, a corporation organized under the laws of the State of Delaware (the "Seller") and further as follows:

              1. Attached hereto as Exhibit A is a true and correct copy of the certificate of incorporation of the Seller which is in full force and effect on the date hereof. There has been no amendments or modifications to the certificate of incorporation since _____________. Attached hereto as Exhibit B is a true and correct copy of the by-laws of the Seller which are in full force and effect on the date hereof. There have been no amendments or modifications of the by-laws since ____________. No event has occurred since ____________ that has affected the good standing of the Seller under the laws of the State of Delaware.

              2. Each Person who, as an officer or representative of the Seller, signed (a) the Master Mortgage Loan Purchase Agreement, dated as of ___,1997 between Greenwich Capital Financial Products, Inc. ( the "Purchaser") and the Seller (the "Master Mortgage Loan Purchase Agreement"), (b) the Master Servicing Agreement, MLCC 1997-6 Flow Delivery Program, dated as of _, 1997, between the Seller and the Purchaser (the "Master Servicing Agreement"), (c) the Custodial Agreement, dated as of _, 1997, by and among Seller, Purchaser and ___________"Custodian" (the "Custodial Agreement"), (d) any Warranty Bill of Sale executed by the Seller (a "Warranty Bill of Sale"; the Master Mortgage Loan Purchase Agreement, the Master Servicing Agreement, the Custody Agreement and each Warranty Bill of Sale, collectively, the "Agreements"), (e) any of the Assignments (as defined in the Master Mortgage Loan Purchase Agreement) or (f) any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Agreements, was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

              3. The sale of the Mortgage Loans and the transactions contemplated by the Agreements are in the ordinary course of the Seller's business.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller as of the ____day of ________,1997.



(Seal]                                     _________________________________



         I, ______________the Secretary of Merrill Lynch Credit Corporation (the "Seller"), hereby certify that ___________is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto assigned my name as of the ____ day of, 1997.

                                          ----------------------------------

                                   EXHIBIT 6

          FORM OF ASSIGNMENT FOR MORTGAGE 100(SM) PLEDGE AGREEMENT OR
                           PARENT POWER(R) AGREEMENT

                                   EXHIBIT 7

             FORM OF NOTICE OF ASSIGNMENT TO AND ACKNOWLEDGMENT BY
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                                   EXHIBIT 8

                   FORM OF OPINION OF COUNSEL TO THE SELLER

                                   EXHIBIT 9

                                  [Reserved.]

                                  EXHIBIT 10

                         FORM OF WARRANTY BILL OF SALE

         On this ____day of _________, 19__, Merrill Lynch Credit Corporation (the "Seller") does hereby sell, transfer, assign, set over and convey to Greenwich Capital Financial Products, Inc. (the "Purchaser"), without recourse, all of the right, title and interest of the Seller in and to each Mortgage Loan set forth on the Mortgage Loan Schedule attached hereto as
Schedule I, including all interest and principal received by the Seller on or with respect to each such Mortgage Loan after the Cut-off Date (other than payments of principal and interest due on such Mortgage Loan on or before the Cut-off Date), any related Mortgage 100(SM) Pledge Agreement or
ParentPower(R) Agreement and the related Mortgage Files. Each Mortgage Loan set forth on the attached Mortgage Loan Schedule shall be subject to the Master Servicing Agreement, dated as of _, 1997, between the Seller and the Purchaser (the "Master Servicing Agreement") from the date hereof, and the Seller hereafter shall service and administer each such Mortgage Loan pursuant thereto for the Purchaser as the "Owner" thereunder.

         In addition to the other representations and warranties set forth in the Master Servicing Agreement with respect to the Mortgage Loans set forth on the attached Mortgage Loan Schedule, the Seller hereby further represents to the Purchaser that, with respect to each of such Mortgage Loans as of the Closing Date:

         (i) If such Mortgage Loan is an Adjustable Rate Mortgage Loan, on each Interest Rate Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index, plus the applicable Gross Margin, rounded [up] to the nearest ____ %. The Mortgage Interest Rate adjusts every ___ (___) months over the term of the Mortgage Loan, and the first Interest Rate Adjustment Date is ___ (___) months after the date of origination of the Mortgage Loan.

         (ii) [The related Mortgage Note requires a Monthly Payment that is sufficient [(a) during the period prior to the first Adjustment Date,] to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate [and (b) during the succeeding period following each Payment Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate].] [The Monthly Payment is adjusted semiannually on the relevant Payment Adjustment Date so that the Monthly Payment is sufficient, during the first ten years of the term of the Mortgage Loan, to pay only the interest due thereon and, thereafter, to fully amortize, without balloon payments, the original principal balance over its remaining term to stated maturity and to pay interest at the related Mortgage Interest Rate in effect on such Payment Adjustment Date]. No Mortgage Loan provides for negative amortization.

         (iii) Each Mortgage Loan is directly secured by a first lien on a single parcel of real property improved by a one- to four-family dwelling.

         All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Master Servicing Agreement. This Warranty Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        MERRILL LYNCH CREDIT CORPORATION


                                        ---------------------------------------

                                 EXHIBIT THREE


                          List of CMC-Serviced Loans
                          --------------------------

                                 EXHIBIT FOUR


                           List of Designated Loans
                           ------------------------

                                                                 EXHIBIT 99.4

                                                               EXECUTION COPY

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
               ------------------------------------------------

     This is an Assignment, Assumption and Recognition Agreement (this "Agreement") made this 27th day of February, 2001, among Greenwich Capital Financial Products, Inc. (the "Original Owner"), Bankers Trust Company of California, N.A., as trustee of HarborView Mortgage Loan Trust 2001-1 (the "Subsequent Purchaser") and Bank of America, N.A. ("Bank of America").

                                   RECITALS

     A. The mortgage loans listed on Exhibit One hereto (the "Serviced Loans") are currently being serviced by Bank of America for the Original Owner pursuant to the Mortgage Loan Sale and Servicing Agreement, dated January 22, 2001 (the "Servicing Agreement"), between the Original Owner and Bank of America, a copy of which is annexed hereto as Exhibit Two.

     B. The Original Owner proposes, pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2001, among the Original Owner, Greenwich Capital Acceptance, Inc. and the Subsequent Purchaser, to transfer the Serviced Loans to the Subsequent Purchaser as part of a publicly issued and privately placed, rated securitization.

     C. Section 29 of the Servicing Agreement provides that, subject to certain conditions set forth therein, the Original Owner may assign the Servicing Agreement to any person to whom any "Mortgage Loan" (as that term is defined in the Servicing Agreement) is transferred pursuant to a sale or financing. Without limiting the foregoing, Bank of America has agreed, in
Section 28 of the Servicing Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary to effect one or more "Securitizations" (as that term is defined in the Servicing Agreement).

     D. In consideration of the mutual promises contained herein the parties hereto agree that the Serviced Loans shall be subject to the terms of this Agreement.

                                  Warranties

     1. The Original Owner and Bank of America mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans and no notice of termination has been given thereunder.

                           Assignment and Assumption

     2. The Original Owner hereby assigns to the Subsequent Purchaser all of its right, title and interest in and to the Servicing Agreement as the "Purchaser" thereunder to the extent of the Serviced Loans, and the Subsequent Purchaser hereby assumes, solely as trustee of HarborView Mortgage Loan Trust 2001-1 and not in its individual capacity, all of the Original Owner's right, title and interest in and to (including, without limitation, the Original Owner's obligations under) the Servicing Agreement as the "Purchaser" thereunder to the extent of the Serviced Loans from and after the date hereof, and the Original Owner shall be relieved and released of all of its obligations under the Servicing Agreement to the extent of the Serviced Loans from and after the date hereof.

                    Recognition of the Subsequent Purchaser

     3. From and after the date hereof, Bank of America shall recognize the Subsequent Purchaser as the owner of the Serviced Loans and will service the Serviced Loans for the Subsequent Purchaser as if the Subsequent Purchaser and Bank of America had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement with the Subsequent Purchaser as the "Purchaser" thereunder, the terms of which Servicing Agreement are incorporated herein by reference. It is the intention of the Original Owner, Bank of America and the Subsequent Purchaser that this Agreement will be a separate and distinct servicing agreement with respect to the Serviced Loans, and the entire agreement between Bank of America and the Subsequent Owner to the extent of the Serviced Loans and shall be binding upon and for the benefit of their respective successors and assigns.

     4. The parties hereto hereby agree that, from and after the date hereof, the definition of "Determination Date" in the Servicing Agreement, as it relates to the Serviced Loans shall be amended to read as follows:

        "With respect to each Remittance Date, the fifth day prior to such Remittance Date, or if such day is not a Business
        Day, the Business Day immediately following such day."

     5. The parties hereto agree that this Agreement shall constitute "prior written notice" of the assignment evidenced hereby, required to be delivered by the Original Owner to Bank of America pursuant to Section 29 of the Servicing Agreement. Bank of America also agrees to waive the five (5) Business Day notice period required by the first sentence of the second paragraph of Section 29 of the Servicing Agreement and confirms, by its execution hereof, that the other requirements set forth in the second paragraph of Section 29 of the Servicing Agreement have been satisfied.

     6. Bank of America agrees that, from and after the date hereof, all amounts required to be remitted or distributed by Bank of America to the Subsequent Purchaser as "Purchaser" under the Servicing Agreement shall be remitted pursuant to the account held at Bankers Trust Company of California, N.A., entitled "Distribution Account, Bankers Trust Company of California, N.A., as Trustee, in trust for the registered Certificateholders of HarborView Mortgage Loan Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1", and bearing the account number 31072.

     7. Bank of America acknowledges that, for federal income tax purposes, it is intended that the Trust Fund of HaborView Mortgage Loan Trust 2001-1 (exclusive of the Additional Collateral, the Call Options and the rights associated therewith), of which the Subsequent Purchase is trustee, consists of two REMICs, an Upper Tier REMIC and a Lower Tier REMIC. In addition to the covenants contained in the Servicing Agreement, Bank of America hereby agrees to service each Mortgage Loan serviced by it under the Servicing Agreement in such a manner as not to cause the Upper Tier REMIC or Lower Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. Without limiting the foregoing, Bank of America agrees to manage, conserve, protect and operate each REO Property in respect of the Mortgage Loans serviced by it for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Internal Revenue Code of 1986, as amended (the "Code"), or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. In addition, Bank of America agrees that, in respect of each Mortgage Loan serviced by it, it shall not allow a modification of such Mortgage Loan that would cause such Mortgage Loan to fail to continue to be treated as a qualified mortgage loan for purposes of Section 860G(a)(3) while such Mortgage Loan is held by the Lower Tier REMIC.

     In the event that any REMIC created under the Pooling and Servicing Agreement (as defined below) fails to qualify as a REMIC, lose its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by Bank of America of its covenants set forth in the foregoing paragraph and in the Servicing Agreement, Bank of America shall indemnify the Holder of the Class A-R Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that Bank of America shall not be liable for any such Losses attributable to the action or inaction of the Subsequent Purchaser, the Depositor, any other Servicer or the Holder of Class A-R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of the Class A-R Certificate on which Bank of America has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of the Class A-R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall Bank of America have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, the Servicing Agreement, (2) for any Losses other than arising out of a negligent performance by Bank of America of its duties and obligations set forth herein and in the Servicing Agreement, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     Terms used but not otherwise defined in this Agreement or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of February 1, 2001, among Greenwich Capital Financial Products, Inc., as seller, Greenwich Capital Acceptance, Inc., as depositor and Bankers Trust Company of California, N.A., as trustee (the "Pooling and Servicing Agreement").

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment, Assumption and Recognition Agreement by their duly authorized officers as of the day and year first above written.

                      GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   (Original Owner)



                      By:  /s/ Frank Skibo
                           ----------------
                      Name:  Frank Skibo
                      Title: Vice President



                      BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                          as trustee of HarborView Mortgage Loan Trust 2001-1
                                         (Subsequent Owner)



                      By: /s/ Barbara J. Campbell
                          -----------------------
                      Name: Barbara J. Campbell
                      Title: Assistant Secretary



                      BANK OF AMERICA, N.A.
                                   (Bank of America)



                      By:  /s/ Judy Ford
                           --------------
                      Name:  Judy Ford
                      Title: Vice President

                                  EXHIBIT ONE



                            List of Serviced Loans
                            ----------------------

                                  EXHIBIT TWO


                          Copy of Servicing Agreement
                          ---------------------------

                                                              [EXECUTION COPY]

===============================================================================





                  MORTGAGE LOAN SALE AND SERVICING AGREEMENT


                                    between



                            BANK OF AMERICA, N.A.,

                          as Seller and as Servicer,


                                      and


                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

                                 as Purchaser





                               January 22, 2001


                        Adjustable-Rate Mortgage Loans
                          Loan Package BOA/GCM 2001-1






==============================================================================



                                                             TABLE OF CONTENTS
                                                                                                               Page
SECTION 1.        Definitions.....................................................................................1

SECTION 2.        Purchase and Conveyance........................................................................10

SECTION 3.        Mortgage Loan Schedule.........................................................................11

SECTION 4.        Purchase Price.................................................................................11

SECTION 5.        Examination of Mortgage Files..................................................................11

SECTION 6.        Delivery of Mortgage Loan Documents............................................................11

         Subsection 6.01.      Possession of Mortgage Files......................................................11
         Subsection 6.02.  Books and Records.....................................................................12
         Subsection 6.03.  Delivery of Mortgage Loan Documents...................................................12

SECTION 7.        Representations, Warranties and Covenants; Remedies for Breach.................................13

         Subsection 7.01.  Representations and Warranties Regarding Individual Mortgage Loans....................13
         Subsection 7.02.  Seller and Servicer Representations...................................................22
         Subsection 7.03.  Remedies for Breach of Representations and Warranties.................................24
         Subsection 7.04.  Repurchase of Certain Prepaid or Converted Mortgage Loans.............................26

SECTION 8.        Closing........................................................................................26

SECTION 9.        Closing Documents..............................................................................26

SECTION 10.       Costs..........................................................................................27

SECTION 11.       Administration and Servicing of Mortgage Loans.................................................27

         Subsection 11.01. Servicer to Act as Servicer; Subservicing.............................................27
         Subsection 11.02. Liquidation of Mortgage Loans.........................................................29
         Subsection 11.03. Collection of Mortgage Loan Payments..................................................29
         Subsection 11.04. Establishment of Custodial Account; Deposits in Custodial Account.....................29
         Subsection 11.05. Withdrawals From the Custodial Account................................................31
         Subsection 11.06. Establishment of Escrow Account; Deposits in Escrow Account...........................32
         Subsection 11.07. Withdrawals From Escrow Account.......................................................33
         Subsection 11.08. Payment of Taxes, Insurance and Other Charges; Collections Thereunder.................33
         Subsection 11.09. Transfer of Accounts..................................................................34
         Subsection 11.10. Maintenance of Hazard Insurance.......................................................34
         Subsection 11.11. Maintenance of Primary Mortgage Insurance Policy; Claims..............................35
         Subsection 11.12. Fidelity Bond; Errors and Omissions Insurance.........................................35
         Subsection 11.13. Title, Management and Disposition of REO Property.....................................36
         Subsection 11.14. Servicing Compensation................................................................37
         Subsection 11.15. Distributions.........................................................................37
         Subsection 11.16. Statements to the Purchaser...........................................................38
         Subsection 11.17. Advances by the Servicer..............................................................38
         Subsection 11.18. Assumption Agreements.................................................................39
         Subsection 11.19. Satisfaction of Mortgages and Release of Mortgage Files...............................39
         Subsection 11.20. Annual Statement as to Compliance.....................................................40
         Subsection 11.21. Annual Independent Public Accountants' Servicing Report...............................40
         Subsection 11.22. Servicer Shall Provide Access and Information as Reasonably Required..................40
         Subsection 11.23. Inspections...........................................................................41
         Subsection 11.24. Restoration of Mortgaged Property.....................................................41

SECTION 12.       The Servicer...................................................................................41

         Subsection 12.01. Indemnification; Third Party Claims...................................................41
         Subsection 12.02. Merger or Consolidation of the Servicer...............................................42
         Subsection 12.03. Limitation on Liability of the Servicer and Others....................................42
         Subsection 12.04. Seller and Servicer Not to Resign.....................................................42

SECTION 13.       Default........................................................................................43

         Subsection 13.01. Events of Default.....................................................................43
         Subsection 13.02. Waiver of Default.....................................................................44

SECTION 14.       Termination....................................................................................44

         Subsection 14.01. Termination...........................................................................44
         Subsection 14.02. Termination of the Servicer Without Cause.............................................45
         Subsection 14.03. Successors to the Servicer............................................................45

SECTION 15.       Notices........................................................................................46

SECTION 16.       Severability Clause............................................................................47

SECTION 17.       No Partnership.................................................................................47

SECTION 18.       Counterparts...................................................................................47

SECTION 19.       Governing Law..................................................................................47

SECTION 20.       Intention of the Parties.......................................................................47

SECTION 21.       Waivers........................................................................................48

SECTION 22.       Exhibits.......................................................................................48

SECTION 23.       General Interpretive Principles................................................................48

SECTION 24.       Reproduction of Documents......................................................................49

SECTION 25.       Amendment......................................................................................49

SECTION 26.       Confidentiality................................................................................49

SECTION 27.       Entire Agreement...............................................................................49

SECTION 28.       Further Agreements; Securitization.............................................................49

SECTION 29.       Successors and Assigns.........................................................................50

SECTION 30.       Non-Solicitation...............................................................................51


                                   EXHIBITS

EXHIBIT 1  FORM OF SELLER'S AND SERVICER'S OFFICER'S CERTIFICATE................................................1-1

EXHIBIT 2  MORTGAGE LOAN DOCUMENTS..............................................................................2-1

EXHIBIT 3  CONTENTS OF EACH MORTGAGE FILE.......................................................................3-1

EXHIBIT 4  MORTGAGE LOAN SCHEDULE...............................................................................4-1

EXHIBIT 5  UNDERWRITING GUIDELINES..............................................................................5-1

EXHIBIT 6  FORM OF LOST NOTE AFFIDAVIT..........................................................................6-1

EXHIBIT 7  FORM OF OPINION OF COUNSEL...........................................................................7-1

EXHIBIT 8  FORM OF MONTHLY REMITTANCE REPORT....................................................................8-1



                  MORTGAGE LOAN SALE AND SERVICING AGREEMENT

         THIS MORTGAGE LOAN SALE AND SERVICING AGREEMENT (the "Agreement"), dated January 22, 2001, is hereby executed by and between Greenwich Capital Financial Products, Inc., a Delaware corporation, as purchaser (the "Purchaser"), and Bank of America, N.A., a national banking association, in its capacity as seller (the "Seller") and in its capacity as servicer (the "Servicer").

                                  WITNESSETH:

         WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain conventional, adjustable-rate, residential, first-lien mortgage loans (the "Mortgage Loans") as described herein on a servicing-retained basis, and which shall be delivered as whole loans as provided herein;

         WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule which is annexed hereto as Exhibit 4; and

         WHEREAS, the Purchaser, the Seller and the Servicer wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans;

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Seller and the Servicer agree as follows:

         SECTION 1.  Definitions.

         For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.

         Adjustment Date: As to each Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

         Agreement: This Mortgage Loan Sale and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

         ALTA:  The American Land Title Association.

         Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

         Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

         Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the States of New York, California or Virginia are authorized or obligated by law or executive order to be closed.

         CD Index: On each Adjustment Date, the applicable CD Index shall be a rate per annum equal to the weekly average of the secondary market interest rates on six-month negotiable certificates of deposit as made available by the Federal Reserve Board in Statistical Release No. H.15 or G.13 or a comparable publication determined by the Servicer, or, if not so published, as reported by any Federal Reserve Bank or by any United States Government department or agency, for the week for which such figures were most recently published or reported as of the date forty-five (45) days prior to the Adjustment Date.

         Closing Date:  January 22, 2001.

         Closing Documents: The documents required to be delivered on the Closing Date pursuant to Section 9.

         CLTA:  The California Land Title Association.

         CMT Index: On each Adjustment Date, the applicable CMT Index shall be a rate per annum equal to the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as made available by the Federal Reserve Board in Statistical Release No. H.15 or G.13 or a comparable publication determined by the Servicer, or, if not so published, as reported by any Federal Reserve Bank or by any United States Government department or agency, for the week for which such figures were most recently published or reported as of the date forty-five (45) days prior to the Adjustment Date.

         Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

         Condemnation Proceeds: All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions allows the Mortgagor to convert the adjustable Mortgage Interest Rate thereon to a fixed Mortgage Interest Rate.

         Customary Servicing Procedures: Procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions and the Fannie Mae Guides.

         Custodial Account:  As defined in Subsection 11.04.

         Cut-off Date:  January 1, 2001.

         Cut-off Date Principal Balance: The aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date which is determined after the application, to the reduction of principal, of payments of principal due on or before the Cut-off Date, whether or not collected, and of Principal Prepayments received before the Cut-off Date.

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan in accordance with this Agreement.

         Determination Date: With respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which such Remittance Date occurs.

         Due Date: With respect to each Remittance Date, the first day of the calendar month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Due Period: With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

         Eligible Investments: Any one or more of the following obligations or securities:

          (i) obligations of or guaranteed as to principal and interest by Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, however, that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates except that investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof;

         (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-2" by Moody's Investors Service, Inc. and rated not lower than "A-2" by Standard & Poor's Ratings Services; and

          (v) a money market fund rated in the highest rating category by Standard & Poor's Ratings Services;

provided, however, that no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

         Escrow Account:  As defined in Subsection 11.06.

         Escrow Payments: The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

         Event of Default: Any one of the conditions or circumstances enumerated in Subsection 13.01.

         Fannie Mae:  Fannie Mae or any successor thereto.

         Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         Fidelity Bond: The fidelity bond required to be obtained by the Servicer pursuant to Subsection 11.12.

         FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

         Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor thereto.

         Gross Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note and Mortgage which is added to the Index in order to determine the related Mortgage Interest Rate.

         HUD: The United States Department of Housing and Urban Development or any successor thereto.

         Index: Any of the CD Index, the Treasury Average Index or the CMT Index. If any Index ceases to be available, the Servicer shall choose a new Index based on comparable information that will be comparable to other indices established for similar loans serviced by the Servicer.

         Initial Rate Cap: As to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on the first Adjustment Date as provided in the related Mortgage Note.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

         Lifetime Rate Cap: As to each Mortgage Loan, the maximum Mortgage Interest Rate which shall be as permitted in accordance with the provisions of the related Mortgage Note.

         Liquidating Loan: A Mortgage Loan as to which, prior to the close of business on the Business Day next preceding the Due Date, (a) the related Mortgaged Property has become an REO Property or (b) the Servicer has accepted a deed to the related Mortgaged Property in lieu of foreclosure in whole or partial satisfaction of the Mortgage Loan.

         Liquidation Proceeds: The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property, Insurance Proceeds and Condemnation Proceeds.

         Loan-to-Value Ratio: With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the Mortgage Loan, to the Appraised Value of the related Mortgaged Property.

         LTV:  Loan-to-Value Ratio.

         Monthly Payment: With respect to any Mortgage Loan, the scheduled payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date, which such payment may change on any Adjustment Date as provided in the related Mortgage Note and Mortgage.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing the Mortgage Note.

         Mortgage File: With respect to any Mortgage Loan, the items listed in
Exhibit 3 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, including, but not limited to, the limitations on such interest rate imposed by the Initial Rate Cap, the Periodic Rate Cap and the Lifetime Rate Cap.

         Mortgage Loan: Each mortgage loan sold, assigned and transferred pursuant to this Agreement and identified on the Mortgage Loan Schedule annexed to this Agreement as Exhibit 4, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

         Mortgage Loan Documents: With respect to any Mortgage Loan, the documents listed in Exhibit 2 hereto.

         Mortgage Loan Remittance Rate: With respect to any Mortgage Loan, the annual rate of interest payable to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee Rate.

         Mortgage Loan Schedule: The schedule of Mortgage Loans to be annexed hereto as Exhibit 4 on the Closing Date, setting forth the following information with respect to each Mortgage Loan: (1) the Servicer's Mortgage Loan identifying number; (2) a code indicating whether the Mortgaged Property is owner-occupied; (3) the property type for each Mortgaged Property; (4) the original months to maturity and the remaining months to maturity from the Cut-off Date; (5) the Loan-to-Value Ratio at origination; (6) the Mortgage Interest Rate as of the Cut-off Date; (7) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (8) the stated maturity date; (9) the amount of the Monthly Payment as of the Cut-off Date; (10) the paid-through date; (11) the original principal amount of the Mortgage Loan; (12) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (13) the Mortgage Loan Remittance Rate as of the Cut-off Date;
(14) a code indicating the purpose of the Mortgage Loan; (15) a code indicating the documentation style; (16) the Appraised Value; (17) the identity of the Seller; (18) the street address of the Mortgaged Property, including the city, state and zip code; (19) the number of times during the twelve (12) month period preceding the Closing Date that any Monthly Payment has been received more than thirty (30) days after its Due Date; (20) a code indicating whether or not the Mortgage Loan is subject to a Primary Mortgage Insurance Policy; (21) the date on which the Mortgage Loan was originated;
(22) a code indicating whether the Mortgage contains a prepayment penalty provision together with the type and term of such penalty; (23) the Gross Margin; (24) the Lifetime Rate Cap; (25) the Periodic Rate Cap; (26) the Initial Rate Cap; (27) the Adjustment Date; (28) the type of Mortgage Loan; and (29) a code indicating whether the Mortgage Loan contains a provision whereby a Convertible Mortgage Loan may be converted to a fixed-rate Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:
(1) the number of Mortgage Loans; (2) the Cut-off Date Principal Balance; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average months to maturity of the Mortgage Loans; (5) the weighted average Lifetime Rate Cap; and (6) the weighted average Gross Margin.

         Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

         Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

         Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

         Mortgagor: The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor's or mortgagor's successors in title to the Mortgaged Property.

         NAIC: The National Association of Insurance Commissioners or any successor organization.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President of the Person on behalf of whom such certificate is being delivered.

         One-Year CMT Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the CMT Index, (ii) which has an Adjustment Date that occurs every twelve (12) months and (iii) which has a Payment Adjustment Date that occurs every twelve (12) months.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller or the Servicer, reasonably acceptable to the Purchaser.

         OTS:  The Office of Thrift Supervision or any successor.

         P&I Advance:  As defined in Subsection 11.17.

         Payment Adjustment Date: As to each Mortgage Loan, the date on which the Monthly Payment is adjusted to amortize the Mortgage Loan fully over its remaining term.

         Periodic Rate Cap: As to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate, on any Adjustment Date as provided in the related Mortgage Note.

         Person: An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Primary Mortgage Insurance Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable to Fannie Mae or Freddie Mac.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Purchase Price: The price paid on the Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans as set forth in Section 4 hereto.

         Purchaser: The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.

         Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the qualifications of Fannie Mae or Freddie Mac and satisfied the requirements of Title XI of FIRREA.

         Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

         Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

         Remittance Date: The 18th day of any month, beginning in February 2001 (or, if such 18th day is not a Business Day, the following Business Day).

         REO Disposition: The final sale by the Servicer or the Purchaser of an REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Subsection 11.13.

         REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure, as described in Subsection 11.13.

         Repurchase Price: With respect to any Mortgage Loan, an amount equal to (A) the Stated Principal Balance of such Mortgage Loan as of the date of repurchase plus (B) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from and including the last Due Date through which interest has been paid on behalf of the Mortgagor or advanced by the Servicer to the day prior to such date of repurchase, less amounts received in respect of such repurchased Mortgage Loan for distribution in connection with such Mortgage Loan; provided, however, that if at the time of repurchase the Servicer is not the Seller or an affiliate of the Seller, the amount described in clause (B) shall be computed at the sum of (i) the Mortgage Loan Remittance Rate and (ii) the Servicing Fee Rate.

         Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home.

         Securities: The securities issued in connection with a Securitization evidencing beneficial ownership interests in a trust the assets of which include the Mortgage Loans.

         Securitization: The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related Securities.

         Seller: Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Seller under this Agreement appointed as herein provided.

         Servicer: Bank of America, N.A., a national banking association, or its successor in interest or any successor to the Servicer under this Agreement appointed as herein provided.

         Servicing Advances: All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) payments made by the Servicer with respect to a Mortgaged Property pursuant to Subsection 11.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of the Servicing Fee Rate and the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05) of related Monthly Payments collected by the Servicer, or as otherwise provided under Subsection 11.05.

         Servicing Fee Rate: With respect to each Mortgage Loan, 0.250% per annum.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Purchaser by the Servicer, as such list may be amended from time to time.

         Six-Month CD Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the CD Index, (ii) which has an Adjustment Date that occurs every six (6) months and (iii) which has a Payment Adjustment Date that occurs every six (6) months.

         Six-Month Treasury Average Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the Treasury Average Index, (ii) which has an Adjustment Date that occurs every six (6) months and (iii) which has a Payment Adjustment Date that occurs every six (6) months.

         Stated Principal Balance: As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

         Substitute Mortgage Loan: A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, be approved by the Purchaser and (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not materially greater or less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate equal to that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Subsection 7.01; (vi) be current in the payment of principal and interest; (vii) be secured by a Mortgaged Property of the same type and occupancy status as secured the Deleted Mortgage Loan; and (viii) be of the same product type and have payment terms that do not vary in any material respect from those of the Deleted Mortgage Loan.

         Treasury Average Index: On each Adjustment Date, the applicable Treasury Average Index shall be a rate per annum equal to the twelve-month average of monthly yields on actively traded United States Treasury securities adjusted to a constant maturity of one year as made available by the Federal Reserve Board in Statistical Release No. G.13 or a comparable publication determined by the Servicer, or, if not so published, as reported by any Federal Reserve Bank or by any United States Government department or agency, for the week for which such figures were most recently published or reported as of the date forty-five (45) days prior to the Adjustment Date.

         Twelve-Month Treasury Average Mortgage Loan: A Mortgage Loan, (i) the Mortgage Interest Rate of which is based on the Treasury Average Index, (ii) which has an Adjustment Date that occurs every twelve (12) months and (iii) which has a Payment Adjustment Date that occurs every twelve (12) months.

         Underwriting Guidelines: The underwriting guidelines of Bank of America Mortgage, a division of Bank of America, N.A., substantially in the form attached hereto as Exhibit 5.

         SECTION 2.  Purchase and Conveyance.

         The Seller, in exchange for the payment of the applicable Purchase Price by the Purchaser on the Closing Date, receipt of which is hereby acknowledged, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement, all of its rights, title and interest in and to the Mortgage Loans identified on
Exhibit 4 as being sold by it, which Mortgage Loans collectively have a Cut-off Date Principal Balance of $316,266,613.75, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.

         With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive: (a) all scheduled principal due after the Cut-off Date, (b) all other payments and/or recoveries of principal collected on or after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Servicer after the Cut-off Date shall belong to the Seller) and (c) all payments of interest on the Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the Cut-off
Date).

         SECTION 3. Mortgage Loan Schedule.

         The Seller shall deliver the Mortgage Loan Schedule to the Purchaser at least two (2) Business Days prior to the Closing Date.

         SECTION 4. Purchase Price.

         The Purchase Price for the Mortgage Loans shall be the purchase price set forth in the Trade Terms/Confirmation Bid Sheet by and among the Seller and the Purchaser dated December 14, 2000, plus accrued interest at the Mortgage Loan Remittance Rate from the Cut-off Date through the day immediately prior to the Closing Date. Subject to the conditions set forth herein, the Purchaser shall pay the Purchase Price to the Seller by 4:00 p.m. Eastern Time on the Closing Date. Such payment shall be made by wire transfer of immediately available funds to the account designated by the Seller.

         SECTION 5.  Examination of Mortgage Files.

         In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Seller shall, prior to the Closing Date, make the Mortgage Files available to the Purchaser for examination at the Seller's offices. Such examination may be made by the Purchaser or its designee, at its expense, at any reasonable time before the Closing Date. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

         SECTION 6.  Delivery of Mortgage Loan Documents.

         Subsection 6.01.  Possession of Mortgage Files.

         The contents of each Mortgage File required to be retained by the Servicer to service the Mortgage Loans pursuant to this Agreement and thus not delivered to the Purchaser or its designee are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, each Mortgage and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only. The Mortgage File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer's computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser. The Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 of this Agreement or if required under applicable law or court order. The Servicer shall deliver to the Purchaser copies of any documents in a Mortgage File reasonably requested by the Purchaser within 30 days of the date of such request, at the expense of the Purchaser.

         Subsection 6.02.  Books and Records.

         Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller; provided, however, that if a Mortgage has been recorded in the name of MERS or its designee, the Seller is shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Servicer after the Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2 shall be vested in the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by the Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

         As more fully set forth in Section 20, it is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser's business records, tax returns and financial statements, and as a sale of assets on the Seller's business records, tax returns and financial statements.

         Subsection 6.03.  Delivery of Mortgage Loan Documents.

         The Seller shall, at least two (2) Business Days prior to the Closing Date (or such later date as the Purchaser may reasonably request), deliver and release to the Purchaser, or its designee, the Mortgage Loan Documents with respect to each Mortgage Loan. To the extent that any such Mortgage Loan Documents have been delivered for recording and have not yet been returned to the Seller by the applicable recording office, the Seller shall, promptly following receipt by it of such Mortgage Loan Documents from the applicable recording office, deliver such documents to the Purchaser or its designee; provided, however, that the original recorded document or a clerk-certified copy thereof shall be delivered to the Purchaser no later than one year following the Closing Date, subject to the following paragraph.

         In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within one year following the Closing Date, and in the event that the Seller does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Section 7.03. The foregoing repurchase obligation shall not apply in the event the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall cause the Servicer instead to deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a Servicing Officer of the Servicer, confirming that such document has been accepted for recording and that the Servicer shall immediately deliver such document upon receipt; and, provided further, that if the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within twelve (12) months after receipt of written notification of such failure from the Purchaser, the Seller shall repurchase the related Mortgage Loan at the price and in the manner specified in Section 7.03.

         To the extent received by it, the Servicer shall promptly forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

         SECTION 7. Representations, Warranties and Covenants; Remedies for Breach.

         Subsection 7.01. Representations and Warranties Regarding Individual Mortgage Loans.

         The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the Closing Date or such other date specified herein:

               (a) The information set forth in the Mortgage Loan Schedule is true, correct and complete in all material respects and the information set forth in the tape delivered by the Seller to the Purchaser on December 18, 2000 is true, correct and complete in all material respects.

               (b) There are no defaults by the Seller, the Servicer or any prior originator in complying with the terms of the Mortgage, and all taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

               (c) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded in the applicable public recording office required by law or if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Mortgage File and is reflected on the Mortgage Loan Schedule.

               (d) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.

               (e) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae and to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides as well as all additional requirements set forth herein, pursuant to an insurance policy conforming to the requirements of Customary Servicing Procedures and providing coverage in an amount equal to the lesser of (i) the full insurable value of the Mortgaged Property or (ii) the outstanding principal balance owing on the Mortgage Loan. All such insurance policies are in full force and effect and contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (f) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with; the Servicer maintains, and shall maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for inspection at the Servicer's office during normal business hours upon reasonable advance notice.

               (g) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received on or after the Cut-off Date and prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. Neither the Seller nor the Servicer has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, and neither the Seller nor the Servicer has waived any default.

               (h) The Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and either (A) specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan or (B) which do not adversely affect the Appraised Value of the Mortgaged Property and
          (iii) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

               (i) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.

               (j) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person.

               (k) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

               (l) The Seller and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

               (m) The Mortgage Loan is covered by an ALTA or CLTA lender's title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(i), (ii) and (iii) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate or Monthly Payment. With respect to each Mortgage Loan, such title insurance policy also includes an adjustable-rate endorsement substantially in the form of ALTA Form 6.0 or 6.1. With respect to each Mortgage Loan, such title insurance policy affirmatively insures access to the Mortgaged Property and against encroachments upon the Mortgaged Property. The Seller and its successors and assigns are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser and its assigns without any further act. No claims have been made under such lender's title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (n) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event permitting acceleration.

               (o) There are no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

               (p) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (q) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

               (r) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loans are Six-Month CD Mortgage Loans, Twelve-Month Treasury Average Mortgage Loans, Six-Month Treasury Average Mortgage Loans and One-Year CMT Mortgage Loans, as indicated on the Mortgage Loan Schedule, having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. As to each Mortgage Loan, on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the applicable Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125%; provided, however, that the Mortgage Interest Rate will not increase or decrease by more than the Initial Rate Cap on the first Adjustment Date or the Periodic Rate Cap on any subsequent Adjustment Date, and will in no event exceed the Lifetime Rate Cap. Each Mortgage Note requires a monthly payment which is (i) sufficient during the period prior to the first adjustment to the Mortgage Interest Rate to amortize the original principal balance fully over the original term thereof and to pay interest at the related Mortgage Interest Rate and (ii) recalculated on each Payment Adjustment Date to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization. Interest on the Mortgage Note is calculated on the basis of a 360-day year consisting of twelve 30-day months. Unless otherwise indicated on the Mortgage Loan Schedule, no Mortgage Loan is a Convertible Mortgage Loan.

               (s) There is no proceeding pending or, to the Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

               (t) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. As of the date of origination of the Mortgage Loan and, to the best of the Seller's knowledge, as of the Closing Date, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

               (u) The Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

               (v) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (h) above.

               (w) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

               (x) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (y) The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any "buydown" provision which is currently in effect.

               (z) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

               (aa) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law and such documents will remain in the Mortgage File.

               (bb) No Mortgage Loan has an LTV at origination in excess of 95%. Each Mortgage Loan with an LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to Fannie Mae or Freddie Mac at the time of origination, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until the LTV of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser.

               (cc) The Mortgaged Property is lawfully occupied under applicable law, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

               (dd) The Assignment of Mortgage is in recordable form (except with respect to any mortgage that has been recorded in the name of MERS or its designee) and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (ee) All payments required to be made prior to the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made, the Mortgage Loan has not been dishonored, there are no material defaults under the terms of the Mortgage Loan and no Mortgage Loan has been more than thirty (30) days delinquent more than once in the twelve month period immediately prior to the Cut-off Date. The Mortgagor has not failed, or shall not fail, to make its first Monthly Payment with respect to the related Mortgage Loan prior to the Due Date of the next scheduled Monthly Payment.

               (ff) None of the Seller, the Servicer or any prior originator or servicer has advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan.

               (gg) With respect to each Mortgage Loan, the Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Purchaser or which have been submitted for recording and not yet returned.

               (hh) Immediately prior to the payment of the Purchase Price, the Seller was the sole owner and holder of the Mortgage Loans and the indebtedness evidenced by the Mortgage Note. The Mortgage Loans, including the Mortgage Note and the Mortgage, were not assigned or pledged by the Seller and the Seller had good and marketable title thereto, and the Seller had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans. Following the sale of the Mortgage Loan, the purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan by the Servicer as set forth in this Agreement. After the Closing Date, neither the Seller nor the Servicer will have any right to modify or alter the terms of the sale of the Mortgage Loan and neither the Seller nor the Servicer will have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to by the Seller, the Servicer and the Purchaser.

               (ii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (jj) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

               (kk) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, manufactured dwelling or cooperative.

               (ll) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements for sale to Fannie Mae or Freddie Mac, as the case may be, or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval or as to which Fannie Mae's and Freddie Mac's eligibility requirements have been waived.

               (mm) The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

               (nn) Each Mortgage Loan is a "qualified mortgage" within
          Section 860G(a)(3) of the Code.

               (oo) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence. Each such lost note affidavit is substantially in the form attached hereto as
          Exhibit 6.

               (pp) No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of the Seller, the Servicer or any originator or servicer or the Mortgagor or on the part of any other party involved in the origination of the Mortgage Loan.

               (qq) The origination practices used by the Seller and the collection and servicing practices used by the Servicer with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry and the collection and servicing practices used by the Servicer have been acceptable to Fannie Mae and Freddie Mac.

               (rr) The Mortgagor is not in bankruptcy and is not insolvent and neither the Seller nor the Servicer have any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or materially adversely affect the value or the marketability of the Mortgage Loan.

               (ss) The Mortgagor has not notified the Seller or the Servicer, and neither the Seller nor the Servicer has knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

               (tt) No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property.

               (uu) There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller or the Servicer is aware in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

               (vv) No action, inaction, or event has occurred and no state of affairs exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, Primary Mortgage Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or the Servicer or any designee of the Seller or the Servicer or any corporation in which the Seller, the Servicer or any officer, director, or employee of the Seller or the Servicer had a financial interest at the time of placement of such insurance.

               (ww) With respect to any ground lease to which a Mortgaged Property may be subject: (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and (I) the term of such lease does not terminate earlier than the maturity date of the Mortgage Note.

               (xx) With respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note.

               (yy) With respect to each Mortgage Loan that is a Convertible Mortgage Loan, the Mortgage Interest Rate may be converted by the Mortgagor in accordance with the terms of the related Mortgage Note to a fixed rate of interest. The conversion term on such Mortgage Loan is equal to Fannie Mae's posted yield as in effect for sixty
          (60) day mandatory delivery commitments for conventional first mortgages plus a margin ranging from 0.625% to 1.375%. Such conversion option may be exercised on the first, second or third Adjustment Date.

               (zz) No Mortgage Loan is or has been subject to a prepayment penalty.

         Subsection 7.02.  Seller and Servicer Representations.

         The Seller and the Servicer hereby represent and warrant to the Purchaser that, as to itself as of the Closing Date:

               (a) It is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by it. It is an approved seller/servicer in good standing of conventional residential mortgage loans for Fannie Mae or Freddie Mac and is a HUD-approved mortgagee under Section 203 of the National Housing Act. It has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the Purchaser, evidences the legal, valid, binding and enforceable obligation of it, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by it to make this Agreement valid and binding upon it in accordance with the terms of this Agreement.

               (b) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained. It is not in violation of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over it, which violation might materially and adversely affect it or the performance of its obligations under this Agreement.

               (c) The consummation of the transactions contemplated by this Agreement are in its ordinary course of business and will not result in the breach of any term or provision of its charter or by-laws or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject.

               (d) Its transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

               (e) There is no action, suit, proceeding or investigation pending or, to its best knowledge, threatened against it which, either individually or in the aggregate, would result in any material adverse change in its business, operations, financial condition, properties or assets, or in any material impairment of its right or ability to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with its obligations contemplated herein, or which would materially impair its ability to perform under the terms of this Agreement.

               (f) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

               (g) It acknowledges and agrees that the Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

               (h) It has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

               (i) It does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. It is solvent and the sale of the Mortgage Loans will not cause it to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

               (j) It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.


     Subsection 7.03. Remedies for Breach of Representations and Warranties.It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the interest of the Purchaser in or the value of the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.

         Within sixty (60) days of the earlier of either discovery by or notice to either the Seller or the Servicer of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser therein, the Seller or the Servicer, as the case may be, shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price. However, the Seller may, at its option, with the Purchaser's prior approval, such approval not to be withheld unreasonably, and assuming that the Seller has a Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Substitute Mortgage Loan or Loans; provided, however, that any such substitution shall be effected not later than one hundred twenty (120) days of the Closing Date. If the Seller has no Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Subsection
7.03 shall occur on a date designated by the Purchaser and shall be accomplished by the Seller remitting by wire transfer to the Purchaser the amount of the Repurchase Price.

         At the time of repurchase of any deficient Mortgage Loan (or removal of any Deleted Mortgage Loan), the Purchaser and the Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to the Seller or its designee and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the Closing Date. In the event a deficient Mortgage Loan is repurchased, the Seller shall, simultaneously with its remittance to the Purchaser of such Repurchase Price, give written notice to the Purchaser that such repurchase has taken place. Upon such repurchase, the Mortgage Loan Schedule shall simultaneously be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

         As to any Deleted Mortgage Loan for which the Seller substitutes one or more Substitute Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for each Substitute Mortgage Loan the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by Subsection 6.03. The Seller shall remit to the Servicer for distribution the Monthly Payment due on each Substitute Mortgage Loan in the month following the date of such substitution. Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by it in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Substitute Mortgage Loan. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

         For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall, plus an amount equal to the aggregate of any Monthly Advances made with respect to such Deleted Mortgage Loans, shall be remitted to the Servicer by the Seller for distribution by the Servicer in the month of substitution.

         In addition to such cure, repurchase and substitution obligations, the Seller or the Servicer shall indemnify the Purchaser and hold it harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that is based on or grounded upon, or resulting from, a breach of the Seller or the Servicer, as applicable, representations and warranties contained in this Agreement; provided, however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses or damages.

         No action may be brought against the Seller or the Servicer, as applicable, relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 with respect to any Mortgage Loan unless and until (i) discovery of such breach by the Purchaser or notice thereof by the Seller or the Servicer to Purchaser, (ii) failure by the Seller or the Servicer, as applicable, to cure such breach, repurchase such Mortgage Loan as specified above, substitute a Substitute Mortgage Loan for such Mortgage Loan as specified above and/or indemnify the Purchaser and (iii) demand upon the Seller or the Servicer, as applicable, by the Purchaser for compliance with the terms of this Agreement.

         It is understood and agreed that the obligations of the Seller or the Servicer, as applicable, set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan and/or to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Subsections 7.01 and 7.02.

         Subsection 7.04. Repurchase of Certain Prepaid or Converted Mortgage Loans.

         If the principal balance due on a Mortgage Loan is paid in full prior to the Closing Date, the Seller shall remit to the Purchaser an amount equal to the product of (i) the excess of the purchase price percentage as calculated in Section 4 over 100%, times (ii) the amount of such Principal Prepayment in full. If any Mortgagor converts the adjustable Mortgage Interest Rate on any related Convertible Mortgage Loan to a fixed Mortgage Interest Rate, the Seller shall repurchase that Convertible Mortgage Loan prior to the next scheduled Due Date for such Mortgage Loan pursuant to Section 7.03.

         SECTION 8.  Closing.

         The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be by telephone, confirmed by letter or wire as the parties shall agree. The closing shall be subject to each of the following conditions:

               (a) all of the representations and warranties of the Seller and the Servicer in this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

               (b) the Seller's attorneys shall have received in escrow all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories as required pursuant to the terms hereof; and

               (c) all other terms and conditions of this Agreement required to be complied with or performed shall have been complied with or performed.

         SECTION 9.  Closing Documents.

         On the Closing Date, the Seller and the Servicer shall deliver to the Purchaser in escrow fully executed originals of:

               (a) this Agreement, executed by the Seller and the Servicer;

               (b) an Officer's Certificate, in the form of Exhibit 1 hereto, for each Seller and for the Servicer including all attachments thereto;

               (c) the Mortgage Loan Schedule, one copy to be attached hereto;

               (d) an opinion of in-house counsel for each Seller and the Servicer, substantially in the form attached hereto as Exhibit 7;

               (e) an Escrow Account Certification; and

               (f) a Custodial Account Certification.

         SECTION 10.  Costs.

         The Seller and the Servicer shall pay any commissions due its salespersons and the legal fees and expenses of its attorneys. The Purchaser shall pay the cost of delivering the Mortgage Files to the Purchaser or its designee, the cost of recording the Assignments of Mortgage and any custodial fees incurred in connection with the release of any Mortgage Loan Documents as may be required by its servicing activities hereunder. All other costs and expenses incurred in connection with the sale of the Mortgage Loans by the Seller to the Purchaser, including without limitation the Purchaser's attorneys' fees, shall be paid by the Purchaser.

         SECTION 11.  Administration and Servicing of Mortgage Loans.

         Subsection 11.01. Servicer to Act as Servicer; Subservicing.The Servicer, as an independent contractor, shall service and administer the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder. Notwithstanding anything to the contrary, the Servicer may delegate any of its duties under this Agreement to one or more of its affiliates without regard to any of the requirements of this section; provided, however, that the Servicer shall not be released from any of its responsibilities hereunder by virtue of such delegation. The Mortgage Loans may be subserviced by one or more unaffiliated subservicers on behalf of the Servicer provided each subservicer is a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of the subservicer from its own funds (provided that any such expenditures that would constitute Servicing Advances if made by the Servicer hereunder shall be reimbursable to the Servicer as Servicing Advances), and the subservicer's fee shall not exceed the Servicing Fee.

         At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. If the Servicer's responsibilities and duties under this Agreement are terminated and if requested to do so by the Purchaser, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the subservicer as soon as is reasonably possible. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the subservicer from the Servicer's own funds without reimbursement from the Purchaser.

         The Servicer shall be entitled to enter into an agreement with the subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving the subservicer shall be deemed to be between the subservicer and Servicer alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of Purchaser to pay the subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the subservicer has received such payment.

         Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has the consent of the Purchaser) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than six (6) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap, the Initial Rate Cap, the Periodic Rate Cap or the Gross Margin, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Purchaser when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Subsection 11.13.

         The Servicer shall notify the Purchaser of its intention to institute any foreclosure proceeding no less than ten (10) days prior to initiating such proceeding. The Servicer shall notify the Purchaser of its intention to accept a deed-in-lieu of foreclosure or a partial release of any of the Mortgaged Property subject to the lien of the Mortgage no less than ten (10) days prior to accepting such deed-in-lieu or partial release and shall only accept such deed-in-lieu or grant such partial release if the Purchaser has not objected before the end of the tenth day after delivery of such notice. In connection with any foreclosure sale, the Servicer shall consult with the Purchaser with regard to a bid price for the related Mortgaged Property and shall set such bid price in accordance with the Purchaser's instructions. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations and shall provide to the Mortgagors any reports required to be provided to them thereby. The Purchaser shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed-in-lieu of foreclosure, if the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser's expense. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection. After reviewing the inspection, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

         Subsection 11.02.  Liquidation of Mortgage Loans.

         In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae or Freddie Mac. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances. If the portion of any Liquidation Proceeds allocable as a recovery of interest on any Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be distributed to the Purchaser.

         Subsection 11.03.  Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. Further, the Servicer will in accordance with Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, premiums for Primary Mortgage Insurance Policies, and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Subsection 11.04. Establishment of Custodial Account; Deposits in Custodial Account.


         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the "Custodial Account"), titled "Bank of America, N.A., in trust for [NAME OF PURCHASER] as Purchaser of Mortgage Loans and various Mortgagors." Such Custodial Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of the Servicer) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. The Custodial Account shall initially be established and maintained at Bank of America, N.A., or any successor thereto, and shall not be transferred to any other depository institution without the Purchaser's approval, which shall not unreasonably be withheld. In any case, the Custodial Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer. The creation of the Custodial Account shall be evidenced by a certificate delivered by the Servicer (the "Custodial Account Certification").

         The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

               (a) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (b) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (c) all Liquidation Proceeds;

               (d) all proceeds received by the Servicer under any title insurance policy, hazard insurance policy, Primary Mortgage Insurance Policy or other insurance policy other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

               (e) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

               (f) any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17 and 11.19;

               (g) any amount required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.13;

               (h) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Subsection 7.03, and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

               (i) with respect to each Principal Prepayment in full, an amount (to be paid by the Servicer out of its own funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment in full, equals one month's interest on the amount of principal so prepaid for the month of prepayment at the applicable Mortgage Loan Remittance Rate; provided, however, that the Servicer's aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month; and

               (j) amounts required to be deposited by the Servicer in connection with the deductible clause of any hazard insurance policy.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees need not be deposited by the Servicer in the Custodial Account.

         The Servicer may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Servicer for the benefit of the Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal by the Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

         Subsection 11.05.  Withdrawals From the Custodial Account.

         The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

               (a) to make payments to the Purchaser in the amounts and in the manner provided for in Subsection 11.15;

               (b) to reimburse itself for P&I Advances, the Servicer's right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser with respect to such Mortgage Loan, except that, where a Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

               (c) to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser unless a Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

               (d) to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer to the Purchaser in an Officer's Certificate) by the Servicer pursuant to subclause (b) or
          (c) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by a Seller pursuant to Subsection 7.03;

               (e) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

               (f) to withdraw amounts to make P&I Advances in accordance with Subsection 11.17;

               (g) to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

               (h) to withdraw any amounts inadvertently deposited in the Custodial Account; and

               (i) to clear and terminate the Custodial Account upon the termination of this Agreement.

         Upon request, the Servicer will provide the Purchaser with copies of reasonably acceptable invoices or other documentation relating to Servicing Advances that have been reimbursed from the Custodial Account.

         Subsection 11.06. Establishment of Escrow Account; Deposits in Escrow Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), titled "Bank of America, N.A., in trust for [NAME OF PURCHASER] as Purchaser of Mortgage Loans and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of Servicer), which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts. The Escrow Account shall initially be established and maintained at Bank of America, N.A., or any successor thereto, and shall not be transferred to any other depository institution without the Purchaser's approval, which shall not unreasonably be withheld. In any case, the Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer. The creation of the Escrow Account shall be evidenced by a certificate delivered by the Servicer (the "Escrow Account Certification").

         The Servicer shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (b) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only in accordance with Subsection 11.07 hereof. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

         Subsection 11.07.  Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account shall be made by the Servicer only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage,
(b) to reimburse the Servicer for any Servicing Advance made by Servicer pursuant to Subsection 11.08 hereof with respect to a related Mortgage Loan,
(c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

         Subsection 11.08. Payment of Taxes, Insurance and Other Charges; Collections Thereunder.With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Subsections 11.05(c), 11.05(d) and 11.07(b). No costs incurred by the Servicer or subservicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating remittances to the Purchaser, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         Subsection 11.09.  Transfer of Accounts.

         The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser; such consent shall not be unreasonably withheld.

         Subsection 11.10.  Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer acceptable to Fannie Mae or Freddie Mac in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the National Flood Insurance Program, in an amount representing coverage not less than the lesser of (A) the minimum amount required under the terms of the coverage to compensate for any damage or loss to the Mortgaged Property on a replacement-cost basis (or the outstanding principal balance of the Mortgage Loan if replacement-cost basis is not available) or (B) the maximum amount of insurance available under the National Flood Insurance Program. The Servicer shall also maintain on REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Program, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the state wherein the property subject to the policy is located.

         The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae or Freddie Mac requirements.

         Subsection 11.11. Maintenance of Primary Mortgage Insurance Policy; Claims.

         With respect to each Mortgage Loan with a LTV in excess of 80%, the Servicer shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformance with Fannie Mae requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the LTV of such Mortgage Loan is reduced to 80%. In the event that such Primary Mortgage Insurance Policy shall be terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be a qualified insurer, the Servicer shall obtain from another qualified insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.18, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

         In connection with its activities as servicer, the Servicer agrees to prepare and present or to assist the Purchaser in preparing and presenting, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Subsection 11.06, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Subsection 11.07.

         Subsection 11.12.  Fidelity Bond; Errors and Omissions Insurance.

         The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans. These policies must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. The Fidelity Bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond or a certificate evidencing the same with a statement that the Servicer shall endeavor to provide written notice to the Purchaser 30 days prior to modification or any material change.

         Subsection 11.13.  Title, Management and Disposition of REO Property.

         In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or its nominee, in either case as nominee, for the benefit of the Purchaser of record on the date of acquisition of title (the "Owner"). If the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

         The Servicer shall cause to be deposited on a daily basis in the Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Servicer. Any disbursement in excess of $5,000 shall be made only with the written approval of the Purchaser. The Servicer shall make distributions as required on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

         The disposition of REO Property shall be carried out by the Servicer in accordance with the provisions of this Agreement and shall be made at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. Upon the request of the Owner, and at the Owner's expense, the Servicer shall cause an appraisal of the REO Property to be performed for the Owner. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account and, as soon as practical thereafter, the expenses of such sale shall be paid, the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed advances made pursuant to Subsection 11.17 and any appraisal performed pursuant to this paragraph and the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

         The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

         Upon request, with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer's efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement).

         Subsection 11.14.  Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee from interest payments actually collected on the Mortgage Loans. Additional servicing compensation in the form of assumption fees, late payment charges, prepayment penalties and other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

         Subsection 11.15.  Distributions.

         On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Purchaser of record on the preceding Record Date (a) all amounts credited to the Custodial Account at the close of business on the related Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 11.05(b) through (h), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.17, minus
(c) any amounts attributable to Principal Prepayments received after the end of the calendar month preceding the month in which the Remittance Date occurs, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Date.

         With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Bank of America, N.A., or its successor, as its prime lending rate, adjusted as of the date of each change, plus two percent (2%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         Subsection 11.16.  Statements to the Purchaser.

         Not later than five (5) days prior to each Remittance Date, the Servicer shall forward to the Purchaser a statement, substantially in the form of Exhibit 8 and certified by a Servicing Officer, setting forth on a loan-by-loan basis: (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the preceding month. Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two
(2) or three (3) or more months delinquent and the book value of any REO Property. The Servicer shall submit to the Purchaser monthly a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale as of the related Record Date and not previously reported. Such liquidation report shall be incorporated into the remittance report delivered to Purchaser in the form of Exhibit 8 hereto. The Servicer shall also provide such information as set forth above to the Purchaser in electronic form in the Servicer's standard format, a copy of which has been provided by the Servicer.

         In addition, within a reasonable period of time after the end of each calendar year, the Servicer will furnish a report to each Person that was a Purchaser at any time during such calendar year. Such report shall state the aggregate of amounts distributed to the Purchaser for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

         The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Mortgagor or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

         Subsection 11.17.  Advances by the Servicer.

         On the Business Day immediately preceding each Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a "P&I Advance"), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Servicer's obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if (i) the Mortgage Loan has become a Liquidating Loan or (ii) if the Servicer, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(d). The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer's Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination.

         Subsection 11.18.  Assumption Agreements.

         The Servicer will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser's prior approval, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. In connection with any such assumption, the outstanding principal amount, the Monthly Payment, the Mortgage Interest Rate, the Lifetime Rate Cap, the Gross Margin, the Initial Rate Cap or the Periodic Rate Cap of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased. If an assumption is allowed pursuant to this Subsection 11.18, the Servicer with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

         Subsection 11.19. Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will obtain the portion of the Mortgage File that is in the possession of the Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify the Purchaser in accordance with the provisions of this Agreement. The Purchaser agrees to deliver to the Servicer the original Mortgage Note for any Mortgage Loan not later than five (5) Business Days following its receipt of a notice from the Servicer that such a payment in full has been received or that a notification has been received that such a payment in full shall be made. Such Mortgage Note shall be held by the Servicer, in trust, for the purpose of canceling such Mortgage Note and delivering the canceled Mortgage Note to the Mortgagor in a timely manner as and to the extent provided under any applicable federal or state law. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to effect the release of the Mortgage Loan on the records of MERS.

         In the event the Servicer grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Servicer shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Fidelity Bond shall insure the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         Subsection 11.20. Annual Statement as to Compliance.Within ninety
(90) days after the Servicer's fiscal year end, beginning with the fiscal year end 2001, the Servicer will deliver to the Purchaser an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and if performance under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Subsection 11.21. Annual Independent Public Accountants' Servicing Report.Within ninety (90) days after the Servicer's fiscal year end, beginning with the fiscal year end 2001, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

         Subsection 11.22. Servicer Shall Provide Access and Information as Reasonably Required.

         The Servicer shall provide to the Purchaser, and for any Purchaser insured by FDIC or NAIC, the supervisory agents and examiners of FDIC and OTS or NAIC, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations. Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Servicer.

         In addition, the Servicer shall furnish upon request by the Purchaser, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         Subsection 11.23.  Inspections.

         The Servicer shall inspect the Mortgaged Property as often deemed necessary by the Servicer to assure itself that the value of the Mortgage Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Customary Servicing Procedures or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep written report of each such inspection.

         Subsection 11.24.  Restoration of Mortgaged Property.

         The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

               (a) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

               (b) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

               (c) the Servicer shall verify that the Mortgage Loan is not in default; and

               (d) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

         SECTION 12.  The Servicer.

         Subsection 12.01.  Indemnification; Third Party Claims.

               (a) The Servicer agrees to indemnify and hold harmless the Purchaser against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement.

               (b) The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume (with the written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees. If the Servicer has assumed the defense of the Purchaser, the Servicer shall provide the Purchaser with a written report of all expenses and advances incurred by the Servicer pursuant to this Subsection
          12.01 and the Purchaser shall promptly reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.

         Subsection 12.02.  Merger or Consolidation of the Servicer.

         The Servicer will keep in full effect its existence, rights and franchises as a national banking association, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Subsection 12.03.  Limitation on Liability of the Servicer and Others.

         The duties and obligations of the Servicer shall be determined solely by the express provisions of this Agreement, the Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Servicer. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in accordance with Customary Servicing Procedures and otherwise in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on the Servicer herein; and, provided further, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Subsection 12.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

         Subsection 12.04. Seller and Servicer Not to Resign.Neither the Seller nor the Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer or the Seller, as the case may be, and the Purchaser or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation or assignment shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Subsection 14.03.

         SECTION 13.  Default.

         Events of Default.In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

               (a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

               (b) failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

               (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

               (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property;

               (e) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

               (f) the Servicer shall cease to be qualified to do business under the laws of any state in which a Mortgaged Property is located, but only to the extent such qualification is necessary to ensure the enforceability of each Mortgage Loan and to perform the Servicer's obligations under this Agreement; or

               (g) the Servicer shall fail to meet the servicer eligibility qualifications of Fannie Mae and the Servicer shall fail to meet the servicer eligibility qualifications of Freddie Mac;


then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. Upon receipt by the Servicer of such written notice from the Purchaser stating that they intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Subsection 14.03. Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor's possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Servicer's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

         Subsection 13.02.     Waiver of Default.

         The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

         SECTION 14.  Termination.

         TerminationThe respective obligations and responsibilities of the Servicer, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer) or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder. Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

         Subsection 14.02.  Termination of the Servicer Without Cause.

         Notwithstanding anything herein to the contrary, the Purchaser may terminate the obligations and responsibilities of the Servicer in its capacity as Servicer, without cause, upon payment to the Servicer of a termination fee equal to two percent (2%) of the aggregate outstanding principal balance of the Mortgage Loans as of the date of such termination. In addition, the Purchaser shall reimburse the Servicer for all reasonable and necessary out-of-pocket costs incurred by the Servicer in connection with such termination; provided, however, that the Purchaser's reimbursement obligation for such out-of-pocket costs shall not exceed Fifty Dollars ($50.00) per Mortgage Loan. The termination fee provided for in this Subsection 14.02 shall be paid by the Purchaser within ten (10) Business Days of any such termination without cause by the Purchaser, and the Purchaser shall reimburse the Servicer for its out-of-pocket costs resulting from such termination within ten (10) Business Days following the Purchaser's receipt of an invoice detailing such costs.

         Subsection 14.03.  Successors to the Servicer.

         Prior to the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01 or 14.01, the Purchaser shall, (a) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (b) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement upon such termination. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03, it being understood and agreed that the provisions of such Subsections 7.01 and
7.02 shall be applicable to the Seller notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Subsections 12.04, 13.01 or 14.01 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation.

         The Servicer shall promptly deliver to the successor the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment.

         SECTION 15.  Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

               (a)  if to the Purchaser:

                    Greenwich Capital Financial Products, Inc.
                    600 Steamboat Road
                    Greenwich, Connecticut 06830
                    Attn: Anthony Palmisano

               (b)  if to the Seller:

                    Bank of America, N.A.
                    100 North Tryon Street
                    Charlotte, North Carolina 28255
                    Attn: Secondary Marketing Manager

         With a copy to the Treasurer of the Seller at the same address.

               (c)  if to the Servicer:

                    Bank of America, N.A.
                    2810 North Parham Road
                    Richmond, Virginia 23294
                    Attn: Servicing Manager

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         SECTION 16.  Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

         SECTION 17.  No Partnership.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

         SECTION 18.  Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         SECTION 19.  Governing Law.

         EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

         SECTION 20.  Intention of the Parties.

         It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

         It is not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

         SECTION 21.  Waivers.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         SECTION 22.  Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         SECTION 23.  General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

               (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

               (d) reference to a Subsection without further reference to a
          Section is a reference to such Subsection as contained in the same
          Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

               (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

         SECTION 24.  Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 25.  Amendment.

         This Agreement may be amended from time to time by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto.

         SECTION 26.  Confidentiality.

         Each of the Purchaser, the Seller and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs;
(b) disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person's duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

         SECTION 27.  Entire Agreement.

         This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

         SECTION 28.  Further Agreements; Securitization.

         The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         The Seller and the Servicer each agree to enter into additional documents, instruments or agreements as may be reasonably necessary to effect one or more Securitizations of the Mortgage Loans. The parties also agree that the provisions of this Agreement may be altered in a manner reasonably acceptable to the Servicer if necessary to effect a Securitization (including, but not limited to, any changes required (i) to satisfy rating agency requirements or (ii) to qualify for treatment as one or more real estate investment conduits). The Servicer also agrees to provide information regarding its loan loss, foreclosure and delinquency experience for inclusion in any disclosure document prepared by the Purchaser or an affiliate thereof in connection with a Securitization, in a format mutually acceptable to the Purchaser and the Servicer, and will agree to provide indemnification therefore, in each case, upon terms mutually acceptable to the Servicer and the Purchaser.

         SECTION 29.  Successors and Assigns.

         This Agreement shall bind and inure to the benefit of and be enforceable by the initial Purchaser, each Seller and the Servicer, and the respective successors and assigns of the initial Purchaser, Seller and the Servicer. The initial Purchaser and any subsequent Purchasers may assign this Agreement to any Person to whom any Mortgage Loan is transferred pursuant to a sale or financing upon prior written notice to the Servicer in accordance with the following paragraph; provided, however, that the Servicer shall not be required to service the Mortgage Loans for more than three (3) Persons as assignees of Greenwich Capital Financial Products, Inc. or its respective affiliates at any time and shall not recognize any assignment of this Agreement to the extent that following such assignment more than such number of Persons would be Purchasers hereunder. As used herein, the trust formed in connection with a Securitization shall be deemed to constitute a single "Person." Upon any such assignment and written notice thereof to the Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Servicer and such Purchaser, and a separate and distinct Agreement between the Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans.

         At least five (5) Business Days prior to the end of the month preceding the date upon which the first remittance is to be made to an assignee of the Purchaser, the Purchaser shall provide to the Servicer written notice of any assignment setting forth: (a) the Servicer's applicable Mortgage Loan identifying number for each of the Mortgage Loans affected by such assignment; (b) the aggregate scheduled transfer balance of such Mortgage Loans; and (c) the full name, address and wiring instructions of the assignee and the name and telephone number of an individual representative for such assignee, to whom the Servicer should: (i) send remittances; (ii) send any notices required by or provided for in this Agreement; and (iii) deliver any legal documents relating to the Mortgage Loans (including, but not limited to, contents of any Mortgage File obtained after the effective date of any assignment).

         If the Purchaser has not provided the notice of assignment required by this Section 29, the Servicer shall not be required to treat any other Person as a "Purchaser" hereunder and may continue to treat the Purchaser which purports to assign the Agreement as the "Purchaser" for all purposes of this Agreement.

         SECTION 30.  Non-Solicitation.

         From and after the Closing Date, the Seller, the Servicer and any of their respective affiliates hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant hereto on the Closing Date and none of the Seller, the Servicer or any of their respective affiliates shall take any action to undermine these rights and benefits.

         Notwithstanding the foregoing, it is understood and agreed that the Seller, the Servicer or any of their respective affiliates:

               (a) may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in the A-quality servicing portfolio of the Seller, the Servicer and any of their affiliates (those it owns as well as those serviced for others) or sent to all of the mortgagors who have specific types of mortgages (such as FHA, VA, conventional fixed-rate or conventional adjustable-rate) or sent to those mortgagors whose mortgages fall within specific interest rate ranges;

               (b) may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

               (c) may offer to refinance a Mortgage Loan made within 30 days following receipt by it of a pay-off request from the related Mortgagor.

         Promotions undertaken by the Seller or the Servicer or by any affiliate of the Seller or the Servicer which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 30.

         IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.


                                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                     as Purchaser


                                  By: /s/ Anthony Palmisano
                                      ---------------------------------------
                                      Name:   Anthony Palmisano
                                      Title:  Vice President



                                  BANK OF AMERICA, N.A., as Seller and Servicer


                                   By:  /s/ Judy V. Ford
                                        --------------------------------------
                                        Name:  Judy V. Ford
                                        Title:  Vice President

                                   EXHIBIT 1

             FORM OF SELLER'S AND SERVICER'S OFFICER'S CERTIFICATE

         I, [_____________], hereby certify that I am a duly elected [_____________] of Bank of America, N.A., a national banking association (the "Bank"), and further certify, on behalf of the Bank as follows:

                  1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Bank as are in full force and effect on the date hereof. No event has occurred which has affected the good standing of the Bank under the laws of the United States.

                  2. No proceedings looking toward liquidation, dissolution or bankruptcy of the Bank or a merger pursuant to which the Bank would not be the surviving entity are pending or contemplated.

                  3. Each person who, as an officer or attorney-in-fact of the Bank, signed (a) the Mortgage Loan Sale and Servicing Agreement (the "Sale Agreement"), dated January 22, 2001, by and between Bank of America, N.A., as seller and as servicer, and Greenwich Capital Financial Products, Inc., as purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Sale Agreement was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. All of the representations and warranties of the Bank contained in Subsections 7.01 and 7.02 of the Sale Agreement were true and correct in all material respects as of the Closing Date.

                  5. The Bank has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Sale Agreement.

         All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Sale Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name on this 22nd day of January, 2001.



                           BANK OF AMERICA, N.A.


                           By:
                                --------------------------------
                           Name:
                                  ------------------------------
                           Title:
                                   -----------------------------




         I, _________________________, a ____________________ of Bank of
America, N.A., hereby certify that __________________________ is a duly elected, qualified and acting _______________________ of the Seller and the Servicer and that the signature appearing above is such person's genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name on this 22nd day of January, 2001.


                           BANK OF AMERICA, N.A., as Seller and Servicer


                           By:
                                --------------------------------
                           Name:
                                  ------------------------------
                           Title:
                                   -----------------------------

                                   EXHIBIT 2

                            MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

the original Mortgage Note bearing all intervening endorsements, endorsed in blank and signed in the name of the Seller by an officer thereof or, if the original Mortgage Note has been lost or destroyed, a lost note affidavit substantially in the form of Exhibit 6 hereto;

the original Assignment of Mortgage with assignee's name left blank;

the original of any guarantee executed in connection with the Mortgage Note;

the original Mortgage with evidence of recording thereon, or if any such mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded mortgage, a photocopy of such mortgage certified by the Seller to be a true and complete copy of the original recorded mortgage;

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, a photocopy of such intervening assignment of mortgage, certified by the Seller to be a true and complete copy of the original recorded intervening assignment of mortgage;

the original mortgagee title insurance policy including an Environmental Protection Agency Endorsement and an adjustable-rate endorsement;

the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

a copy of any applicable power of attorney.

                                   EXHIBIT 3

                        CONTENTS OF EACH MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, which shall be available for inspection by the Purchaser and which shall be retained by the Servicer or delivered to the Purchaser:

               (a)  Copies of the Mortgage Loan Documents.

               (b)  Residential loan application.

               (c)  Mortgage Loan closing statement.

               (d)  Verification of employment and income, if required.

               (e) Verification of acceptable evidence of source and amount of down payment.

               (f) Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

               (g)  Residential appraisal report.

               (h)  Photograph of the Mortgaged Property.

               (i) Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

               (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

               (k)  Copies of all required disclosure statements.

               (l) If applicable, termite report, structural engineer's report, water potability and septic certification.

               (m)  Sales Contract, if applicable.

               (n) The Primary Mortgage Insurance policy or certificate of insurance or electronic notation of the existence of such policy, where required pursuant to the Agreement.

               (o) Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

                                   EXHIBIT 4

                            MORTGAGE LOAN SCHEDULE

                                   EXHIBIT 5

                            UNDERWRITING GUIDELINES

                                   EXHIBIT 6

                          FORM OF LOST NOTE AFFIDAVIT

                                   EXHIBIT 7

                          FORM OF OPINION OF COUNSEL

                                   EXHIBIT 8

                       FORM OF MONTHLY REMITTANCE REPORT